Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004
                                Tel: 202.739.3000
                                Fax: 202.739.3001
                               www.morganlewis.com



November 17, 2005

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549

Re:   The World Funds, Inc. (File No. 811-8255)

Ladies and Gentlemen:

On behalf of our client, The World Funds, Inc. (the "Company"), we are filing herewith Pre-Effective Amendment No. 2 to the Company's Registration Statement on Form N-14, including exhibits hereto ("Pre-Effective Amendment"). The Pre-Effective Amendment is being filed to (i) respond to the staff's comments; and (ii) file the auditor's consent and other exhibits.

Please feel free to contact Karen Aspinall at (202) 739-5355 or the undersigned at (202) 739-5662 with your questions or comments.

Very truly yours,

/s/ Thomas S. Harman, Esq.

Thomas S. Harman, Esq.

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 2005

                                                             File No. 333-128891

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                          Pre-Effective Amendment No. 2

                        Post-Effective Amendment No. [ ]


                              THE WORLD FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)

                       8730 Stony Point Parkway, Suite 205
                               Richmond, VA 23235
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800)-527-9525

                            Thomas S. Harman, Esquire
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Avenue, NW
                              Washington, DC 20004


     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing become effective on November 17, 2005.


     No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                        THE MATTERHORN GROWTH FUND, INC.

Dear Shareholder:

     Enclosed is a Notice of a Special Meeting of Shareholders (the "Special Meeting") of The Matterhorn Growth Fund, Inc. ("Matterhorn"). The Special
Meeting has been called for December 9, 2005 at 10:00 a.m. at the offices of Matterhorn located at Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067. The accompanying Combined Proxy Statement/Prospectus describes a proposal to reorganize Matterhorn. To avoid having Matterhorn incur the expense and delay of further solicitations, we ask you to give your prompt attention to this proposal, and vote by sending in the enclosed proxy card.

     This material addresses a matter of great importance to all of the shareholders of Matterhorn. Matterhorn appreciates the confidence that you have placed in it and in the investment adviser, and has sought to earn your support. However, the Board of Directors of Matterhorn have come to believe that the shareholders' best interests would be better served if Matterhorn combined with and became a part of the CSI Equity Fund ("CSI"), a series of The World Funds, Inc. ("TWF"), an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in a transaction structured as a tax-free reorganization. The Board is recommending that the shareholders of Matterhorn consider and approve an Agreement and Plan of Reorganization (the "Reorganization Agreement"). A copy of the Reorganization Agreement is attached to the Combined Proxy Statement/Prospectus as Exhibit A.

     The attached Combined Proxy Statement/Prospectus describes the Reorganization Agreement involving Matterhorn and CSI, and explains the similarities and differences between the two funds. If the reorganization is approved and completed as proposed in the Reorganization Agreement, all of the assets and known liabilities of Matterhorn would be transferred to CSI, and you will receive Class A Shares of CSI in exchange for your Matterhorn shares. Immediately following the reorganization, the dollar value of your account will be the same as it was immediately before the reorganization. You will not be required to recognize any gain or loss on the exchange for federal income tax purposes. After the reorganization occurs, Matterhorn will be de-registered under the 1940 Act and will be dissolved under state law.

     Please read the enclosed Combined Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at (215) 321-1900. We will be glad to help you. Please take the time to review this document and vote now. If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

Sincerely,


/s/ Gregory A. Church


Gregory A. Church
President, Secretary, Treasurer and Director

                        The Matterhorn Growth Fund, Inc.
                       301 Oxford Valley Road, Suite 802B
                                Yardley, PA 19067



                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                        THE MATTERHORN GROWTH FUND, INC.

                         To Be Held On December 9, 2005

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of The Matterhorn Growth Fund, Inc. ("Matterhorn") will be held at the offices of Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067 on December 9, 2005 at 10:00 a.m. (Eastern time) for the following reasons:

1. To consider and vote on a proposal to approve an Agreement and Plan of Reorganization providing for: (a) the transfer of all of the assets and known liabilities of Matterhorn to the CSI Equity Fund ("CSI"), a series of The World Funds, Inc. ("TWF") an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), in exchange for Class A Shares of CSI; (b) the distribution of such Class A Shares of CSI to the shareholders of Matterhorn in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the 1940 Act of Matterhorn.

2. To transact any other business as may properly come before the Special Meeting or any adjournment thereof.

     The transaction contemplated by the Agreement and Plan of Reorganization is described in the attached Combined Proxy Statement/Prospectus. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A. A prospectus for CSI's Class A Shares accompanies this Combined Proxy Statement/Prospectus.

     Shareholders of record as of the close of business on October 31, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                    By Order of the Board of Directors

                                    Gregory A. Church, President

Yardley, PA

November 17, 2005

     The Board of Directors urges you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid return envelope. It is important that you return your signed proxy promptly so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Matterhorn or by voting in person at the Special Meeting.

                       COMBINED PROXY STATEMENT/PROSPECTUS

                             Dated November 17, 2005

     This Combined Proxy Statement/Prospectus is being furnished to you by the Board of Directors (the "Board") of The Matterhorn Growth Fund, Inc. ("Matterhorn"), an open-end registered investment management company, for use at a Special Meeting of Shareholders of Matterhorn to be held at 10:00 a.m. Eastern time on December 9, 2005, at the offices of Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067 (the "Special Meeting"). This Combined Proxy Statement/Prospectus is first being mailed to shareholders of Matterhorn on or about November 17, 2005.

     The purpose of the Special Meeting is to consider and vote on a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") involving Matterhorn and the CSI Equity Fund ("CSI"), a series of The World Funds, Inc. ("TWF"), an open-end registered investment management company. A copy of the Reorganization Agreement is attached hereto as Exhibit A.

     Pursuant to the Reorganization Agreement, CSI will acquire all of the assets and known liabilities of Matterhorn. In exchange, CSI will issue to Matterhorn, Class A Shares of CSI having an aggregate net asset value equal to the aggregate value of Matterhorn assets so transferred, less the Matterhorn liabilities so assumed. As of the date of this Combined Proxy Statement/Prospectus, CSI Class A Shares have not been offered. The Class A Shares of CSI received by Matterhorn in the transaction will then be distributed pro rata to shareholders of Matterhorn, and Matterhorn's operations will be discontinued. Matterhorn then will be permanently dissolved. It is expected that the dollar value of each Matterhorn shareholder's account in CSI immediately after this proposed transaction (the "Reorganization") will be the same as the dollar value of such shareholder's account in Matterhorn immediately prior to the Reorganization.

     It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Matterhorn will not have to recognize any gain or loss due to the exchange of shares in the Reorganization. No sales charge or commission, or redemption fee will be imposed upon the CSI shares issued, or on the Matterhorn shares surrendered, in the Reorganization. The Class A Shares of CSI that shareholders of Matterhorn receive in exchange for their shares of Matterhorn will not be subject to any deferred sales charge upon their redemption.

     The principal executive office of TWF and CSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; telephone number: (800) 527-9525. The principal executive office of Matterhorn is located at 301 Oxford Valley Road, Suite 802B, Yardley, Pennsylvania 19067; telephone number: (215) 321-1900.

     CSI currently offers four classes of shares: Class A Shares, Class C Shares, Institutional Shares and Investor Shares; however, only CSI Class A Shares are participating in the Reorganization. Upon shareholder approval of the Reorganization, shareholders of Matterhorn will receive Class A Shares of CSI. CSI is currently conducting investment operations as described in this Combined Proxy Statement/Prospectus.

     This Combined Proxy Statement/Prospectus sets forth concisely information that shareholders of Matterhorn should know before voting on the Reorganization Agreement and the Reorganization. It also constitutes an offering of the Class A Shares of CSI. Please read this Combined Proxy Statement/Prospectus carefully and retain it for future reference.

     A Statement of Additional Information dated November 17, 2005 relating to this Combined Proxy Statement/ Prospectus (the "Reorganization SAI") has been filed with the U.S. Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to or calling Matterhorn at the address or phone number shown above.

     The Prospectus dated October 7, 2005 and Statement of Additional Information for the Class A Shares of CSI, dated January 3, 2005 (the "CSI Prospectus" and the "CSI SAI," respectively) and Annual Report to Shareholders of CSI for the fiscal year ended August 31, 2005, have been filed with the Commission and are incorporated by reference herein. The CSI Prospectus accompanies this Combined Proxy Statement/Prospectus. The CSI SAI may be obtained without charge by writing to or calling The World Funds, Inc. at the above address or telephone number.

     The prospectus and Statement of Additional Information of Matterhorn, each dated October 28, 2005 (the "Matterhorn Prospectus" and the "Matterhorn SAI," respectively), and the Annual Report to Shareholders of Matterhorn for the fiscal year ended June 30, 2005, have been filed with the Commission and are incorporated by reference herein. The Matterhorn Prospectus accompanies this Combined Proxy Statement/Prospectus. Each of these documents may be obtained without charge by writing or calling Matterhorn at the address and phone number shown above.

     YOUR VOTE IS IMPORTANT. PLEASE CALL (215) 321-1900 IF YOU HAVE ANY QUESTIONS ABOUT THIS COMBINED PROXY STATEMENT/PROSPECTUS OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON, OR BY PHONE BY CALLING __________________.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CSI CLASS A SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THIS COMBINED PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. TO STATE OTHERWISE IS A CRIME.

                                TABLE OF CONTENTS
                                                                            Page

SUMMARY................................................................XX

INTRODUCTION...........................................................XX

THE REORGANIZATION AGREEMENT...........................................XX

REASONS FOR THE PROPOSED REORGANIZATION................................XX

FEDERAL TAX CONSEQUENCES...............................................XX

COMPARISON OF THE FUNDS................................................XX

Investment Objective...................................................XX

Investment Strategies..................................................XX

Principal Risks........................................................XX

COMPARISON OF FUND PERFORMANCE.........................................XX

COMPARATIVE FEE AND EXPENSE TABLES.....................................XX

SHAREHOLDER INFORMATION................................................XX

HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?.....................XX

TAXATION...............................................................XX

ORGANIZATION AND MANAGEMENT............................................XX

APPROVAL OF THE REORGANIZATION AGREEMENT...............................XX

DESCRIPTION OF THE REORGANIZATION AGREEMENT............................XX

PORTFOLIO SECURITIES...................................................XX

TAX CONSIDERATIONS.....................................................XX

ADDITIONAL INFORMATION ABOUT THE FUNDS.................................XX

      Other Service Providers..........................................XX

      Capitalization...................................................XX

VOTING INFORMATION.....................................................XX

OWNERSHIP OF FUND SHARES...............................................XX

MISCELLANEOUS..........................................................XX

Financial Statements and Experts.......................................XX

Expenses of the Transaction............................................XX

Litigation............................................................ XX

Shareholder Inquiries..................................................XX

Shareholder Proposals..................................................XX

Other Matters..........................................................XX

Available Information..................................................XX

                                     SUMMARY

     This Combined Proxy Statement/Prospectus is being furnished to the shareholders of Matterhorn in connection with the solicitation of proxies by the Board of Directors of Matterhorn to be used at the Special Meeting of Matterhorn to be held on December 9, 2005 at 10:00 a.m. Eastern time, at the offices of Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067. The purpose of the Special Meeting is to consider and vote on the proposed Reorganization Agreement and the Reorganization it describes.

     The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus (including the Reorganization Agreement attached hereto as Exhibit A), as well as in the CSI Prospectus and Matterhorn Prospectus, which accompany this Combined Proxy Statement/Prospectus and which are incorporated by reference herein. The CSI Prospectus describes the investment objective, principal strategies and risks of CSI and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of Class A Shares of CSI. The Matterhorn Prospectus describes the investment objective, principal strategies and risks of Matterhorn and provides information about the shareholder fees and operating expenses of, management and other services provided to, and the procedures for the purchase and redemption of shares of Matterhorn. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Combined Proxy Statement/Prospectus, the Reorganization Agreement and the CSI and Matterhorn Prospectuses.

                                  INTRODUCTION

     Shareholders of Matterhorn will be asked at the Special Meeting to approve the Reorganization Agreement and the Reorganization it describes, as discussed in more detail in this Combined Proxy Statement/Prospectus. If approved, the Reorganization is expected to be completed as of the close of business on or about December 9, 2005, or such other date as the parties may determine (the "Closing Date"), assuming that all conditions to closing have been satisfied. CSI is a series of TWF, a Maryland corporation organized in May 1997. TWF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment adviser for CSI is CSI Capital Management, Inc. ("CSI Capital") and its distributor is First Dominion Capital Corp ("FDCC").

     Matterhorn is a registered open-end management investment company organized as a Maryland corporation on May 2, 1980. Matterhorn Asset Management Corp. ("MAMC") supervises the investments of Matterhorn. In its capacity, MMAC is responsible for developing and implementing an investment strategy and program designed to achieve the investment objective of Matterhorn and to select stocks for purchase and disposition on a day-to-day basis consistent with Matterhorn's investment strategy and program. Bainbridge Securities, Inc. is the distributor for Matterhorn.

                          THE REORGANIZATION AGREEMENT

     The Reorganization Agreement describes the essential terms of the proposed Reorganization. A complete copy of the Reorganization Agreement is attached as Exhibit A. Pursuant to the Reorganization Agreement, CSI will acquire all of the assets and known liabilities of Matterhorn. In exchange, CSI will issue to Matterhorn, Class A Shares of CSI having an aggregate net asset value equal to the aggregate value of Matterhorn assets so acquired, less the Matterhorn liabilities so assumed. Matterhorn will then immediately make a pro rata distribution of such CSI Class A Shares to Matterhorn shareholders. As a result of the Reorganization, each Matterhorn shareholder will receive the number of full and fractional Class A Shares of CSI that are equal in value to that shareholder's pro rata interest in the net assets transferred to CSI as of the close of business on the Closing Date. As a result, the shareholders of Matterhorn will become shareholders of CSI. It is expected that the value of each shareholder's account in CSI immediately after the Reorganization will be the same as the value of that shareholder's account in Matterhorn immediately prior to the Reorganization.

     Matterhorn shareholders will not pay any sales load or sales commissions on CSI Class A Shares they receive in the Reorganization or on the Matterhorn shares they surrender in the Reorganization. It is the intention of the parties that the Reorganization would qualify for treatment as a tax-free reorganization, so that shareholders of Matterhorn will not have to recognize any gain or loss due to the exchange of shares in the Reorganization.

     At or following the distribution of Class A Shares of CSI to Matterhorn shareholders, Matterhorn will satisfy any of its liabilities that are not assumed by CSI, and its operations will be discontinued. Matterhorn will be de-registered under the 1940 Act and will be dissolved under Maryland State law.

                    REASONS FOR THE PROPOSED REORGANIZATION

     MAMC recently advised the Board of Directors of Matterhorn (the "Board") that it wanted to engage in an internal reallocation of its resources. To that end, it wants to be able to devote more of its own resources to "pure" investment management mandates, while having less direct contact with broader management functions associated with acting as the primary investment adviser of a registered investment company. While MAMC indicated that it had considered continuing to provide investment advice to Matterhorn, it had concluded that a smooth transition would provide a better means of reducing its administrative role in the operation of Matterhorn while providing for future continuity of operations.

     The Board then considered alternatives available to the Board and the shareholders to respond to the concerns raised by MAMC. The Board recognized that the determining factor should be the benefit of each alternative to the shareholders, weighed against the costs and risks of the alternatives. For the reasons described below, the Board reached a preliminary conclusion that the best alternative for the shareholders at this time would be either to combine Matterhorn with a fund that has an investment objective compatible with the present investment goals of shareholders and a prospect for stronger future performance, or to liquidate and discontinue Matterhorn. Taking into account the continuing investment goals of shareholders, tax issues, and other factors, the Board ultimately determined that the interests of Matterhorn shareholders would be best served by a proposed reorganization with a fund that has similar investment objectives and strategies as Matterhorn.

     The Board then directed the officers to identify and evaluate candidate funds for this purpose. The officers reported, and the Board has concluded, that investment by Matterhorn shareholders in a fund that seeks long-term growth of capital through investments in common stocks of companies perceived by that fund's investment adviser to have strong prospects for future growth is consistent with the investment results that now are sought by investors in Matterhorn. This was considered to reflect changes in the current goals of investors, changes in the current markets, and other factors. After further review and analysis, the officers presented the Board with the proposal to implement a proposed reorganization with CSI. Among others, the factors that the Board of Directors of Matterhorn found most persuasive in determining that the Reorganization is in the best interests of the shareholders of Matterhorn include:

o The strong reputation of TWF and FDCC in developing and marketing a broad range of financial products and services to the investing public directly and through other financial representatives;

o A perception that CSI has a strong prospect for future growth, including the growth resulting from the prospective addition of the assets of Matterhorn to its portfolio, that should enable CSI to spread its fixed cost over a larger base of assets and thereby reduce its operating expense ratio for both existing and new shareholders;

o The total fees and expenses of CSI are projected to be less than the total fees and expenses of Matterhorn;

o The relatively strong performance of CSI and a recognition that its total net return to shareholders has been significantly superior to that of Matterhorn;

o A stronger sense of confidence in the potential for the investment strategy and program of CSI to generate acceptable returns;

o The Board's assessment that alternatives to the Reorganization either were not readily attainable or proved less desirable than the Reorganization; and

o    That  the   reorganization   is   expected   to   qualify   as  a  tax-free
     reorganization.

     After careful consideration, the Board, including all of the directors who are not "interested persons" of Matterhorn (as that term is defined in the 1940
Act), concluded that the Reorganization is in the best interests of the shareholders of Matterhorn.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION AGREEMENT AND THE REORGANIZATION.

     The Board of Directors of TWF also approved the Reorganization. The Board of Directors of TWF believes the Reorganization, which will increase the current asset base of CSI, taken together with anticipated future growth, will present the opportunity for economies of scale that in turn may lower the annual fund operating expenses of CSI in the future.

                            FEDERAL TAX CONSEQUENCES

     It is the intent of the parties that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the Reorganization so qualifies, no gain or loss will be recognized for federal income tax purposes by the shareholders of Matterhorn or CSI as a result of the Reorganization. Morgan, Lewis & Bockius LLP will issue an opinion, based upon certain assumptions, as of the Closing Date of the Reorganization that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. TWF and Matterhorn have not sought a tax ruling from the Internal Revenue Service (the "IRS") but are acting in reliance on the opinion discussed above. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning the potential tax consequences to them, including state and local income taxes.

     After the Reorganization, the capital loss carrryforwards of Matterhorn generally will be available to CSI to offset its capital gains, although a portion of the amount of these losses that may offset CSI's capital gains in any given year will be limited due to the federal tax rules applicable to the Reorganization. For the fiscal year ended June 30, 2005, Matterhorn had a capital loss carryforward of $523,246. The ability of the CSI to use losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of Matterhorn. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of CSI.

                             COMPARISON OF THE FUNDS

----------------------------------------------------------------------------
             Matterhorn                                CSI
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Investment Objectives:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Long-term capital appreciation        Long-term growth of capital
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Investment Strategies:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
The Fund invests principally in      The Fund seeks to achieve its
common stocks of growing U.S.        investment objective by investing in
companies with medium and large      a diversified portfolio consisting
market capitalization that are in    primarily of equity securities, such
undervalued and in growth sectors    as common stocks and securities
of the economy - quality growth      convertible into common stocks. Under
companies at reasonable prices.      normal market conditions, the Fund
These are generally stocks with      will have at least 80% of its net
market capitalization of more than   assets invested in such securities.
$1 billion.                          This is not a fundamental policy and
                                     may be changed by the Board of
The Advisor begins its portfolio     Directors of the Company, without a
construction with a "top down"       vote of shareholders, upon 60 days'
approach looking for both            prior notice.  The Fund will not be
attractive growth sector and value   limited to investing in securities of
sector opportunities.                companies of any size or to
                                     securities traded in any particular
The Advisor then uses a "bottom-up"  market.
approach to identify companies with
the strongest franchises and         The Fund's assets will be invested on
financial fundamentals within those  a global basis to take advantage of
economic sectors.                    investment opportunities both within
                                     the U.S. and outside the U.S. The
The Advisor seeks to identify        foreign securities which the Fund
classic "value" stocks - stocks      purchases may be bought directly in
with above average growth and below  their principal markets or may be average risk that are trading below  acquired through the use of sponsored
their earnings growth or asset       and unsponsored American Depositary
valuation levels. Companies          Receipts ("ADRs"), Global Depositary
considered for purchase must have    Receipts ("GDRs"), European
inherent strength. Healthy balance   Depositary Receipts ("EDRs") and sheets,
low price to earnings                other types of Depositary Receipts
ratios relative to growth and        (collectively "Depositary Receipts"),
strong cash flows are all examined   to the extent such Depositary
before purchasing a security.        Receipts become available. ADRs are
                                     Depositary Receipts typically issued
Companies undergoing positive        by a U.S. bank or trust company
change or revitalization may also    evidencing ownership of underlying
exhibit potential relative to their  foreign securities. GDRs, EDRs and
peers. Revitalization may occur in   other types of Depositary Receipts
a number of ways - including         are typically issued by foreign banks
streamlining of production, stock    or trust companies, although they
repurchases, and industry            also may be issued by U.S. banks or
consolidation - and result in        trust companies, evidencing ownership
opportunities to buy stocks at       of underlying securities issued by
attractive prices. Strong,           either a foreign or a United States
well-established companies with      corporation. Depositary Receipts may
solid franchises are the backdrop    not necessarily be denominated in the
for benefits from changes.           same currency as the underlying
                                     securities into which they may be
Investments are sold when the        converted. For purposes of the Fund's
Advisor believes they are fully      investment policies, investments in
valued by the market or the reasons  Depositary Receipts will be deemed to
for the purchase no longer exist.    be investments in the underlying
                                     securities.
Under normal market conditions, the
Fund will stay fully invested in     While the Fund intends to remain
common stocks. However, it may also  substantially invested in common
invest a portion of its assets in    stocks and securities convertible
convertible debentures and           into common stocks, it may invest in
warrants, American Depositary        high quality money market instruments
Receipts, stock options, and other   during times when excess cash is
instruments described fully in the   generated or when cash is held
Statement of Additional Information  pending investment in suitable securities. Such money market
In addition, the Fund                investments include short-term U.S.
may temporarily depart from its      Government securities or other forms
principal investment strategies by   of indebtedness, such as bonds,
making short-term investments in     certificates of deposit or repurchase
cash equivalents in response to      agreements.
adverse market, economic or
political conditions; this may       Securities under consideration for
result in the Fund not achieving     purchase must meet a variety of
its investment objective.            criteria. No particular formulas are
                                     used, but rather emphasis is placed on
                                     those companies which the adviser believes
                                     are most likely to prosper under various
                                     economic conditions and which have
                                     demonstrated the ability to produce
                                     reliable earnings or dividend growth over
                                     the years. Among other things, balance
                                     sheet analysis, return on equity,
                                     price/earnings ratios and relative strength
                                     are included in the adviser's decision
                                     making process. In determining which
                                     portfolio securities to sell, the adviser
                                     considers the following: 1) when, in the
                                     adviser's opinion, the price of the shares
                                     is either not likely to increase or may
                                     decline because of their views on the
                                     prospects for the individual company or
                                     industry in which the company operates or
                                     general economics conditions; or 2) when
                                     the adviser thinks that the company
                                     fundamentals can no longer justify the
                                     price at which the stock trade.
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Principal Risks:
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Management Risk. Management risk     Stock Market Risk The Fund is subject
means that your investment in        to stock market risk. Stock market
Matterhorn varies with the success   risk is the possibility that stock
and failure of the advisor's         prices overall will decline over
investment strategies and the        short or long periods. Because stock
advisor's research, analysis and     prices tend to fluctuate, the value
determination of portfolio           of your investment in the Fund may
securities. If the advisor's         increase or decrease. The Fund's
investment strategies do not         investment success depends on the
produce the expected results, your   skill of the adviser in evaluating,
investment could be diminished or    selecting and monitoring the
even lost.                           portfolio assets. If the adviser's
                                     conclusions   about  growth  rates  or
Market Risk. Market risk means the securities values are incorrect, the market value of a security may move Fund may not perform as anticipated.
up and down,  sometimes  rapidly and CSI's  assets  will be  invested  on a
unpredictably.   These  fluctuations global basis.  These  investments  may
may  cause a  security  to be  worth involve    financial,    economic   or
less than the price  originally paid political    risks   not    ordinarily
for it,  or less  than it was  worth associated   with   U.S.   securities.
at an earlier time.  Market risk may CSI's NAV may be  affected  by changes
affect   a   single    issuer,    an in  exchange  rates  between   foreign
industry,  a sector  of the  economy currencies   and  the   U.S.   Dollar,
or the market as a whole.            different regulatory  standards,  less
                                     liquidity  and  more  volatility  than
Undervalued       Stocks       Risk. U.S.  securities,  taxes,  and adverse
Undervalued    stocks    can   react social or political developments.
differently  to  issuer,  political,
market  and  economic   developments Foreign  Investing  Risk. The Fund's s
than the market as a whole and investments in foreign securities may other types of stocks. Undervalued involve risks that are not ordinarily
stocks   tend   to  be   inexpensive associated   with   U.S.   securities.
relative   to  their   earnings   or Foreign  companies  are not  generally
assets  compared  to other  types of subject   to  the   same   accounting,
stock.  However,  these  stocks  can auditing   and   financial   reporting
continue to be inexpensive  for long standards as are  domestic  companies.
periods of time and may not  realize Therefore,    there    may   be   less
their full economic value.           information  available about a foreign
                                     company   than   there   is   about  a
Medium Companies Risk. Investing in  domestic company. Certain countries
securities of medium sized           do not honor legal rights enjoyed in
companies may involve greater        the U.S. In addition, there is the
volatility than investing in larger  possibility of expropriation or
and more established companies       confiscatory taxation, political or
because they can be subject to more  social instability, or diplomatic
abrupt or erratic share price        developments, which could affect U.S.
changes than larger, more well       investments in those countries.
established companies. Such
companies may have limited product   Investments in foreign companies
lines, markets or financial          often are made in the foreign
resources and their securities may   currencies, subjecting the investor
have limited market liquidity.       to the risk of currency devaluation
                                     or exchange  rate risk.  In  addition,
Foreign Securities Risk.             many foreign securities markets have
Matterhorn may also invest in        substantially less trading volume
foreign securities, including        than the U.S. markets, and securities
American Depositary Receipts         of some foreign issuers are less
("ADRs"). The risk of investing in   liquid and more volatile than
the securities of foreign companies  securities of domestic issuers. These
is greater than the risk of          factors make foreign investment more
investing in domestic companies.     expensive for U.S. investors. Mutual
Some of these risks include: (1)     Fund offer an efficient way for
unfavorable changes in currency      individuals to invest abroad, but the
exchange rates; (2) economic and     overall expense ratios of mutual Fund
political instability; (3) less      that invest in foreign markets are
publicly available information; (4)  usually higher than those of mutual
less strict auditing and financial   Fund that invest only in U.S.
reports requirements; (5) less       securities.
governmental supervision and
regulation of securities markets;    Depositary Receipts. In addition to
(6) higher transaction costs; (7)    the risks of foreign investment
potential adverse effects of the     applicable to the underlying
Euro conversion; and (8) greater     securities, unsponsored Depositary
possibility of not being able to     Receipts may also be subject to the
sell securities on a timely basis.   risks that the foreign issuer may not
These risks are more pronounced      be obligated to cooperate with the
when investing in foreign            U.S. bank, may not provide additional
securities in emerging markets.      financial and other information to
                                     the  bank  or the  investor,  or  that
Focus  Risk.   From  time  to  time, such  information  in the U.S.  market
Matterhorn may make several          may not be current.
investments in companies  in  the
same industry or sector of the       Temporary  Defensive  Positions.  When
economy representing a relatively    the adviser  believes that investments
large portion of Matterhorn's        should  be  deployed  in  a  temporary
capital.  Losses incurred in such    defensive  posture because of economic
positions could have a material      or  market  conditions,  the  Fund may
adverse effect on Matterhorn's       invest  up to  100% of its  assets  in
overall financial condition.         U.S.  Government  securities  (such as
Matterhorn's performance may also    bills,  notes,  or  bonds  of the U.S.
differ materially from the relevant Government and its agencies) or other benchmarks, which may be focused on forms of indebtedness such as bonds,
or diversified across different      certificates     of     deposits    or
sectors or industries than           repurchase  agreements  For  temporary
Matterhorn.                          defensive purposes,  the Fund may hold
                                     cash or debt  obligations  denominated
                                     in U.S. dollars or foreign currencies.

                                     These debt obligations include U.S. and
                                     foreign government securities and
                                     investment grade corporate debt securities,
                                     or bank deposits of major international
                                     institutions. When the Fund is in a
                                     temporary defensive position, it is not
                                     pursuing its stated investment policies.
                                     The adviser decides when it is appropriate
                                     to be in a defensive position. It is
                                     impossible to predict how long such
                                     defensive strategies will be utilized.
----------------------------------------------------------------------------


                         COMPARISON OF FUND PERFORMANCE

Class A Shares of CSI are not currently offered. The CSI Class A Shares prospectus provides performance information for the Investor Class Shares of CSI, which are offered in a separate prospectus. Class A Shares of CSI should have substantially similar returns to Investor Class Shares because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. Class A Shares of CSI have higher expenses than the Investor Class Shares of CSI because Class A Shares charge a Rule 12b-1 distribution fee. For more information on fees expenses, see the "Comparative Fee and Expense Tables" below. The CSI Class A Shares prospectus accompanies this Combined Proxy Statement/Prospectus.

Performance information for Matterhorn is contained in the Matterhorn prospectus, which has been filed with the Commission.

                       COMPARATIVE FEE AND EXPENSE TABLES

The table below shows: (i) information regarding the fees and expenses paid by Matterhorn during its most recent fiscal year ended June 30, 2005; (ii) information regarding the fees and expenses of CSI; and (iii) estimated fees and expenses on a pro forma basis giving effect to the proposed Reorganization. As of the date of this Combined Proxy Statement/Prospectus, Class A Shares of CSI have not been offered. "Other Operating Expenses" for Class A Shares of CSI are based on CSI Investor Shares for the fiscal year ended August 31, 2005. While actual expenses may be greater or less than those shown, the expenses of the Class A Shares of CSI are not expected to change materially as a result of the proposed Reorganization. The table shows that the total operating expenses of Class A Shares of CSI are lower than the total operating expenses of Matterhorn.

Shareholder Transaction Expenses (fees paid directly from your investment)

----------------------------------------------------------------------------
                                        Matterhorn  CSI - Class  Pro-forma
                                                    A Shares     combined
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on  None        5.75%(1)     None(5)
Purchases (as a percentage of offering
price)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)    None        None(2)      None(6)
Imposed on Certain Redemptions
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on  None        None         None
Reinvested Dividends
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Redemption Fees                         None        None(3)      None
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Exchange Fees                           None        None(4)      None
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Annual Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Management Fee                          1.00%       1.00%        1.00%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distribution (12b-1) and Service Fees   0.25%       0.35%        0.35%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Other Expenses(7)                       3.22%       0.49%(8)     0.49%(8)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses    4.47%       1.84%        1.84%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Less Fee Waiver and/or Expense          (1.29%)(9)  ----         ----
Reimbursements
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net Expenses                            3.18%      1.84%        1.84%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Reorganization Expenses(10)             0.81%       ----         ----
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Expenses (including               3.99%       ----         ----
Reorganization Expenses)
----------------------------------------------------------------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.


(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.


(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.


(4)   A shareholder may be charged a $10 fee for each telephone exchange.


(5) Matterhorn shareholders will not pay any front-end sales charge (load) on CSI Class A Shares they receive in the Reorganization. Although Class A Shares of CSI are subject to a maximum front-end sales charge of 5.75%, Matterhorn shareholders will be able to purchase additional shares of CSI on a "no load" basis.


(6) A 2.00% deferred sales charge will apply to the purchase of additional CSI Class A Shares if those additional shares are redeemed within three hundred sixty (360) days of purchase. This deferred sales charge will not apply to the Class A Shares received by Matterhorn shareholders as a result of the Reorganization.


(7) "Other Expenses" include, among other expenses, administrative, custody, transfer agency and shareholder servicing fees. However, "Other Expenses" do not include portfolio trading commissions and related expenses as determined under generally accepted accounting principles.


(8) "Other Expenses" are estimated for the current fiscal year and are based on Investor Shares of CSI for the fiscal year ended August 31, 2005.


(9) MAMC and Unified Fund Services, Inc., Matterhorn's distributor, have agreed to waive all management and distribution fees for the fiscal year ending June 30, 2006, subject to possible recoupment within three years. The recoupment obligation will not survive if the Reorganization is approved by shareholders.


(10) Matterhorn and CSI each will bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement. "Reorganization Expenses" reflects the impact of the estimated expenses to be incurred by Matterhorn as a result of the Reorganization, but do not reflect estimated expenses to be incurred by CSI because those costs will be allocated to share classes of CSI that are not included in the table.

Example:

The following example is intended to help you compare the cost of investing in the Matterhorn and CSI, respectively, (and investing in the combined fund on a pro-forma basis given effect to the Reorganization) with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Matterhorn and CSI, respectively (and in the combined fund on a pro forma basis given effect to the Reorganization) for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Matterhorn's and CSI's operating expenses, respectively, (and the combined fund on a pro forma basis given effect to the Reorganization) remain the same. Although actual costs may be higher or lower, based upon these assumptions your costs would be:

----------------------------------------------------------------------------

                           1 Year       3 Years        5 Years    10 Years
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
                            $527         $1,423        $2,329      $4,636
Matterhorn
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------
                            $751         $1,120        $1,513      $2,609
CSI(1)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Pro-forma Combined(2)       $187          $579          $995       $2,159
----------------------------------------------------------------------------

(1) The Example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Matterhorn shareholders will not pay any front-end sales charge (load) on CSI Class A Shares they receive in the Reorganization. Although Class A Shares of CSI are subject to a maximum front-end sales charge of 5.75%, Matterhorn shareholders will be able to purchase additional shares of CSI on a "no load" basis.


                             SHAREHOLDER INFORMATION

     CSI. CSI is presently authorized to offer four classes of shares - Institutional, Investor, Class A and Class C shares. Only Class A Shares will be issued in the Reorganization. Class A Shares have a maximum front-end sales charge of 5.75% and an annual 12b-1 fee of 0.35% of CSI's average net assets attributable to Class A Shares. If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. The charge is a percentage of the net asset value at the time of purchase. This deferred sales charge will not apply to the Class A Shares received by the shareholders of Matterhorn in the Reorganization. The minimum initial investment amount is $1,000 and $50 for additional purchases. For more information regarding CSI's distribution arrangements, please refer to the CSI prospectus, which accompanies this Proxy Statement/Prospectus, and is incorporated herein by reference.

     Matterhorn. Matterhorn offers only one class of shares. Matterhorn's shares do not have a front-end sales charge or deferred sales charge but are subject to an annual 12b-1 fee of 0.25% of Matterhorn's average net assets. The minimum initial investment amount is $1,000 and $100 for additional purchases. Matterhorn shareholders will not be subject to any sales charge in connection with the receipt of the Class A Shares of CSI in the Reorganization.

              HOW ARE INCOME AND GAINS OF THE FUNDS DISTRIBUTED?

     Matterhorn. Matterhorn will make distributions of dividends and capital gains, if any, at least annually, typically after year-end. Matterhorn will make another annual distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

     CSI. Dividends from net investment income, if any, are declared and paid annually; CSI intends to distribute annually any net capital gains. Distributions will automatically be reinvested in additional shares of the Fund, unless a shareholder elects to have the distributions paid in cash.

                                    TAXATION

     In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

     Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

     By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           ORGANIZATION AND MANAGEMENT

     Matterhorn: Matterhorn is an open-end management investment company that was organized as a Maryland corporation on May 2, 1980. From its inception to March 14, 1996, Matterhorn was known as The 44 Wall Street Equity Fund, Inc.

     Matterhorn Asset Management Corp. ("MAMC") is the investment adviser to Matterhorn. MAMC's principal address is 301 Oxford Valley Road, Suite 802B, Yardley, PA 19067. MAMC has been providing investment advisory services since 1996. MAMC buys and sells Matterhorn's portfolio securities. MAMC also furnishes Matterhorn with office space and certain administrative services and provides most of the personnel needed by Matterhorn. For its services, Matterhorn pays MAMC a monthly management fee (accrued daily) based upon the average daily net assets of Matterhorn at an annual rate of 1.00%. For the fiscal year ended June 30, 2005, MAMC waived its advisory fees of 1.00% of Matterhorn's average daily net assets. MAMC is controlled by Mr. Gregory A. Church, who is also a Director of Matterhorn.

     Gregory A. Church has been Portfolio Manager of Matterhorn since January 1997. Mr. Church has also been President, Secretary and a Director of Matterhorn since March 1996, and Treasurer since July 1999. He has been the President of MAMC since March 1996. He has also been President of Church Capital Management, a registered investment adviser, since June 1987.

     The Matterhorn SAI provides additional information about the portfolio manager, including, including his compensation, other accounts managed and the portfolio manager's ownership of shares of the Fund.

     Fund expenses -- Matterhorn is responsible for its own operating expenses. At times, MAMC may reduce its fees and/or pay expenses of Matterhorn in order to reduce Matterhorn's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by MAMC may be reimbursed by Matterhorn if MAMC requests such reimbursements within three fiscal years of such reduction or payment. Any such reimbursement will be reviewed by the Directors. Matterhorn must pay its current ordinary operating expenses before MAMC is entitled to any such reimbursement.

     CSI: TWF was organized under the laws of the State of Maryland in May, 1997. TWF is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". TWF has retained CSI Capital to manage all aspects of the investments of CSI.

     CSI Capital, principally located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of CSI pursuant to an investment advisory agreement. Under the investment advisory agreement, CSI Capital, subject to the general supervision of the Board of Directors of TWF, manages CSI in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

     CSI pays CSI Capital a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. During the fiscal year ended August 31, 2005, CSI Capital received investment advisory fees from CSI of 1.00% of CSI's average daily net assets.

     Mr. Leland Faust, a Vice President of TWF, is the sole owner of CSI Capital. Mr. Faust, who has been President of CSI Capital since 1978, is also the portfolio manager of CSI. Since CSI's inception on October 15, 1997, Mr. Faust has been primarily responsible for the day-to-day management of CSI. Mr. Faust has also been the President of CSI Capital since its formation in 1978.

     The CSI SAI provides additional information about the portfolio manager, including, including his compensation, other accounts managed and the portfolio manager's ownership of shares of the Fund.


                   APPROVAL OF THE REORGANIZATION AGREEMENT

     The Board of Matterhorn recommends that the shareholders vote to approve the Reorganization Agreement and the Reorganization that it describes. The Board has approved the Reorganization Agreement based on its belief that the Reorganization is in the best interests of the shareholders of Matterhorn.

                  DESCRIPTION OF THE REORGANIZATION AGREEMENT

     The terms and conditions of the proposed Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Combined Proxy Statement/Prospectus.

     The Reorganization Agreement contemplates the transfer of all of the assets and known liabilities of Matterhorn to CSI in exchange solely for Class A Shares of CSI, and the pro rata distribution of those shares to the shareholders of Matterhorn. If approved by the shareholders, the Reorganization will occur on or about December 9, 2005 (the "Closing Date"), or such other date as the parties may determine.

     Under the Reorganization Agreement, CSI will acquire all of the assets of Matterhorn. The assets shall consist of all property, including, without limitation, cash, securities, interests, and dividends or interest receivable that are owned by Matterhorn and any deferred or pre-paid expenses shown as an asset on the books of Matterhorn on the Closing Date. All known liabilities, expenses, costs, charges and reserves of Matterhorn, to the extent that they exist at or after the Closing Date, shall attach to CSI after the Closing Date, and may be enforced against CSI to the same extent as if the same had been incurred by CSI. Any liabilities of Matterhorn not assumed by CSI will remain the responsibility of Matterhorn. After the Closing Date, Matterhorn will cease operations, de-register under the 1940 Act and will dissolve pursuant to the Maryland State law.

     In consideration for the assets (less the known liabilities) of Matterhorn transferred in the Reorganization, CSI will issue to Matterhorn Class A Shares of CSI having an aggregate net asset value equal to the value of the assets, less the liabilities, so transferred by Matterhorn. The assets of Matterhorn and the per share net asset value of CSI shares will be valued as of the close of trading on the New York Stock Exchange on the Closing Date. These valuations will be conducted in accordance with the policies and procedures of CSI as described in the accompanying CSI Prospectus and in the CSI SAI.

     As of the close of business on the Closing Date, Matterhorn will distribute pro rata to its shareholders of record, the Class A Shares of CSI received by Matterhorn. This liquidating distribution will be accomplished by opening accounts on the books of CSI in the names of shareholders of Matterhorn and by transferring the shares credited to the account of Matterhorn on the books of CSI. Each account opened will receive the respective pro rata number of Class A Shares of CSI due to each Matterhorn shareholder in exchange for the shareholder's interest in Matterhorn. Fractional shares of CSI will be rounded to the nearest thousandth of a share.

     Accordingly, every shareholder of Matterhorn will own Class A Shares of CSI immediately after the Reorganization that have an aggregate net asset value equal to the aggregate net asset value of the shareholder's Matterhorn shares immediately prior to the Reorganization. Moreover, because the CSI shares will be issued at net asset value in exchange for the net assets of Matterhorn, and the aggregate net value of those assets will equal the aggregate value of the CSI shares issued in exchange, the net asset value per share of CSI will not change as a result of the Reorganization. Thus, the Reorganization will not result in economic dilution to any Matterhorn or CSI shareholder.

     On or prior to the Closing Date, Matterhorn will declare and pay a dividend to its shareholders of record so that, for the short taxable year that ends on the Closing Date, it will have declared an aggregate amount of dividends that:
(a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

The completion of the Reorganization is subject to certain conditions set forth in the Reorganization Agreement, including the following:

o The Reorganization Agreement must have been approved by the Matterhorn shareholders.

o Notwithstanding approval by the Matterhorn shareholders, the Reorganization may be terminated at any time prior to the Closing Date:

o     By mutual written consent of the parties;

o     By either party if the closing has not occurred by January 3, 2006;

o By either party upon a misrepresentation, breach of warranty or failure to perform any agreement or covenant by the other party in any of its representations, warranties, agreements or covenants set forth in the Reorganization Agreement; or

o By the Board of Directors of TWF or by the Board of Directors of Matterhorn if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Reorganization not in the best interests of the shareholders of CSI or of Matterhorn, respectively.

                              PORTFOLIO SECURITIES

     The investment portfolios of Matterhorn and CSI, respectively, will be managed separately by the respective entities pending the Reorganization, and Matterhorn will use reasonable efforts to dispose of any of its securities appropriate for sale in an orderly manner in the normal course of its business. At the time of the Reorganization, CSI Capital will assume the responsibility for evaluating whether the securities acquired from Matterhorn are appropriate within the investment program of CSI. CSI Capital will determine how to handle the retention or disposition of such securities. As promptly as practicable following the closing, CSI will, in an orderly fashion, dispose of any securities transferred to it by Matterhorn that CSI Capital determines are inconsistent with CSI's investment objective and program. Based on the present composition of the portfolio of Matterhorn, CSI Capital does not expect substantial changes in holdings acquired in the Reorganization. In addition, in connection with the receipt of the tax opinion on the tax-free status of the Reorganization, Matterhorn agrees to transfer and CSI agrees to maintain after the Reorganization a significant portion of Matterhorn's historic business assets.

                               TAX CONSIDERATIONS

     As noted above, Morgan, Lewis & Bockius LLP, will issue an opinion to the effect that, based upon certain assumptions and customary respresentations of the parties, as of the Closing Date of the Reorganization, the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. It is the intention of the parties that the Reorganization will qualify as a non-taxable event for shareholders. If the Reorganization is not a tax-free transaction for federal income tax purposes, it will be treated as a purchase and sale transaction for federal income tax purposes, with gain or loss recognized as a consequence of the Reorganization by the shareholders of Matterhorn. Former shareholders of Matterhorn will be advised of the tax treatment of the Reorganization.

     The Reorganization is not conditioned upon receipt by the parties of a tax ruling from the IRS with respect to these matters. The parties are acting in reliance of the opinion discussed above and will seek to structure and complete the Reorganization in a manner that is consistent with the various representations and assumptions described in this section. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. It is the intent of the parties that the tax treatment of the Reorganization for the shareholders and the entities involved will be as set forth herein. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular shareholders, including shareholders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax exempt entities.

     In the event the Reorganization does receive the intended treatment under tax laws, the principal federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows:

o The Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and Matterhorn and CSI will each be a "party to" the Reorganization within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by Matterhorn upon the transfer of all of its assets to CSI in exchange solely for Class A Shares of CSI and the assumption by CSI of certain of Matterhorn's liabilities;

o No gain or loss will be recognized by CSI upon its receipt of all of the assets of Matterhorn in exchange solely for Class A Shares of CSI or upon its assumption of certain of Matterhorn's liabilities;

o No gain or loss will be recognized by Matterhorn on the distribution to the Matterhorn shareholders of the Class A Shares of CSI received by Matterhorn in the Reorganization;

o No gain or loss will be recognized by the Matterhorn shareholders upon the liquidation of Matterhorn and the related surrender of their shares of Matterhorn in exchange for Class A Shares of CSI;

o The basis of the Class A Shares of CSI received by each shareholder of Matterhorn in connection with the Reorganization will be the same as the shareholder's basis in his or her shares of Matterhorn immediately prior to the Reorganization;

o The holding period of the Class A Shares of CSI received by each shareholder of Matterhorn in connection with the Reorganization will include such Matterhorn shareholder's holding period of his or her shares of Matterhorn held immediately prior to the Reorganization, provided that such shares of Matterhorn were held by such Matterhorn shareholder as a capital asset at the effective time of the Reorganization;

o CSI's basis in the assets acquired from Matterhorn will be the same as the basis of such assets in the hands of Matterhorn immediately prior to the Reorganization;

o The holding period of the assets of Matterhorn received by CSI will include the period during which such assets were being held by Matterhorn; and

o CSI will succeed to and take into account as of the Closing Date the items of Matterhorn described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     The foregoing opinions will state that no opinion will be expressed as to the effect of the Reorganization on (i) Matterhorn or CSI with respect to any Matterhorn assets as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any shareholder of Matterhorn that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

     THE FOREGOING DESCRIPTION OF THE PROPOSED FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF MATTERHORN. MATTERHORN SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Other Service Providers

The following firms serve in the indicated capacities for Matterhorn and CSI pursuant to contractual relationships:

----------------------------------------------------------------------------
                              Matterhorn             CSI
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Distributor                   Bainbridge             First Dominion
                              Securities, Inc.       Capital Corp.
                              301 Oxford Valley Road 8730 Stony Point
                              Suite 802B             Parkway
                              Yardley, PA 19067      Suite 205
                                                     Richmond, Virginia
                                                     23235
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Administrator                 Beekman Place          Commonwealth
                              Financial              Shareholder Services,
                              10366 Ormond Street    Inc.
                              Shadow Hills, CA 91040 8730 Stony Point
                                                     Parkway, Suite 205
                                                     Richmond, Virginia
                                                     23235
----------------------------------------------------------------------------

Capitalization

     Because there are currently no Class A Shares of CSI outstanding, the total capitalization of CSI after the Reorganization is expected to be approximately the same as the current capitalization of Matterhorn. The following table sets forth as of October 17, 2005: (i) the capitalization of Matterhorn; (ii) the capitalization of the Class A Shares of CSI; and (iii) the pro forma combined capitalization of the Class A Shares of CSI as adjusted to give effect to the proposed Reorganization. There is, of course, no assurance that the
Reorganization will be consummated. Moreover, if consummated, the capitalizations of Matterhorn and CSI are likely to be different at the Closing Date as a result of fluctuations in the value of portfolio securities and daily share purchase and redemption activity.

Capitalization Tables
CSI Equity Fund and Matterhorn
Growth Fund
As of 10/17/05

                                                Net
                                                Asset
                                    Net         Value         Shares
                                    Assets      Per Share     Outstanding

[1] Matterhorn Growth Fund         $3,960,613       4.75         833,813
(Acquired Fund)

[2] CSI Equity Fund
(Acquiring Fund)
  Class Investor Shares            $64,939,532      15.43       4,209,602
  Class Institutional Shares        50,336,309      15.41       3,266,020
  Class A Share                    $       -          -               0
                                                             -------------
                                                                7,475,623
                                                             -------------

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization:

  Acquired Fund                     $   35,000       0.04*        833,813
  Acquiring Fund                        25,000       0.00*      7,475,623


[3] CSI Equity Fund (Acquiring Fund) (Pro forma assuming combination of
  [1] and [2])
  Class Investor Shares          $64,925,448.49    $ 15.42      4,209,602
  Class Institutional Shares     $50,325,392.51    $ 15.41      3,266,020
  Class A Shares                 $    3,925,613    $ 15.42**      254,527

Notes:
* Rounded decrease in net asset value per share may not equal change in pre-acquisition net asset value and post-acquisition net asset value per share.

** Shares outstanding and net asset value per share reflect Investor Shares net asset value as of October 17, 2005. The net asset value per share of Class A Shares has been adjusted to reflect the allocation of expenses of the Reorganization.


                               VOTING INFORMATION

Solicitation of proxies will be conducted principally by the mailing of this Combined Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Matterhorn or by officers and employees of MAMC.

Any proxy which is properly executed and returned in time to be voted at the Special Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Reorganization Agreement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Matterhorn or by executing and delivering a later dated proxy to Matterhorn or by attending the Special Meeting in person to vote the shares of Matterhorn held by such shareholder.

The presence at the Special Meeting, in person or by proxy, of shareholders representing a majority of all Matterhorn shares outstanding and entitled to vote on the proposal constitutes a quorum for the transaction of business. However, as described below, the approval of the Reorganization requires a two-thirds vote of all shares entitled to vote at the Special Meeting. Accordingly, the presence of a quorum at the Special Meeting will not be sufficient to act upon the proposed Reorganization. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum. However, such abstentions and broker non-votes will be considered to be a vote against the Reorganization proposal. The vote of the shareholders of CSI is not being solicited because their approval or consent is not legally required.

Approval of the Reorganization requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast at the Special Meeting.

In the event that sufficient votes in favor of the proposal are not received by the scheduled time of the Special Meeting (including any adjournment of the Special Meeting), the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Special Meeting in order to permit further solicitation of proxies without the necessity of further notice. They will vote in favor of any such proposal all proxies that have not been directed to be voted against the proposal to approve the Reorganization. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Special Meeting to be adjourned.

Shareholders of record of Matterhorn at the close of business on October 31, 2005 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Each shareholder will be entitled to one vote for each of his or her shares (and a fractional vote for each fractional share) on each matter presented at the Special Meeting. As of the Record Date, there were a total of 830,608.2 shares of Matterhorn outstanding.

TWF and CSI do not presently intend to hold annual meetings of shareholders for the election of directors and other business unless and until such time as required by law. Under certain circumstances, however, the shareholders of TWF and CSI do have the right to call a shareholder's meeting, and such meetings will be called when requested by the holders of record of 10% or more of the outstanding shares. To the extent required by law, TWF will assist in shareholder communications in such matters. In addition, TWF and CSI will hold special meetings of shareholders when required under the 1940 Act or in accordance with SEC policy.


                            OWNERSHIP OF FUND SHARES

CSI: As of October 31, 2005, the following persons owned of record or beneficially shares of CSI in the following amounts:

----------------------------------------------------------------------------
Name and Address               Percentage of Class of Shares
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Charles Schwab & Co.           CSI - Investor Class Shares
101 Montgomery Street          87.46%
San Francisco, CA 94104
----------------------------------------------------------------------------
----------------------------------------------------------------------------
KnotFloat & Co.                CSI - Investor Class Shares
Box 5496                       9.04%
Boston, MA 02206-5496
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Charles Schwab & Co.           CSI - Institutional Class Shares
101 Montgomery Street          98.81%
San Francisco, CA 94104
----------------------------------------------------------------------------


To the knowledge of CSI, CSI is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of TWF, the beneficial ownership of shares of CSI by the officers and directors of TWF as a group constitute less than 1% of the outstanding shares of CSI.

Matterhorn: As of October 31, 2005, no persons owned of record or beneficially 5% or more of the Matterhorn shares.



Matterhorn is not "controlled" (as defined in the 1940 Act) by any person. To the knowledge of Matterhorn, the beneficial ownership of shares of Matterhorn by the officers and directors of Matterhorn as a group constituted less than 1% of the outstanding shares of Matterhorn.

                                  MISCELLANEOUS

Financial Statements and Experts

Tait, Weller and Baker LLP serves as independent registered public accountants to CSI. Tait, Weller and Baker has no direct or indirect financial interest in TWF or CSI, except for the fees it receives as independent registered public accountants. No representative of Tait, Weller and Baker is expected to be present at the Special Meeting.

Tait, Weller and Baker LLP serves as independent registered public accountants to Matterhorn. Tait, Weller and Baker has no direct or indirect financial interest in Matterhorn, except for the fees it receives in its capacity as independent registered public accountants. No representative of Tait, Weller and Baker is expected to be present at the Special Meeting.

The financial highlights and financial statements for Matterhorn for its fiscal year ended June 30, 2005 are contained in Matterhorn's Annual Report dated June 30, 2005, and in Matterhorn's prospectus and SAI, each of which is dated October 28, 2005. Matterhorn's Annual Report, prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of Matterhorn for its fiscal year ended June 30, 2005 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Tait, Weller and Baker LLP, independent registered public accountants, given upon the authority of such firm as experts in accounting and auditing.

The financial highlights and financial statements for the Investor Class Shares of CSI for its fiscal year ended August 31, 2005 are contained in CSI's Annual Report dated August 31, 2005, and in CSI's prospectus dated October 7, 2005 and SAI, dated January 3, 2005. CSI's Annual Report, prospectus and SAI are each incorporated by reference into this Combined Proxy Statement/Prospectus. The audited financial statements of CSI for its fiscal year ended August 31, 2005 contained in its Annual Report and incorporated by reference into this Combined Proxy Statement/Prospectus, have been incorporated herein in reliance on the report of Tait Weller and Baker, independent auditors, given upon the authority of such firm as experts in accounting and auditing.

Expenses of the Transaction

Matterhorn and CSI shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by the Reorganization Agreement. Expenses of the Reorganization will be allocated pro rata to each share class, based on the net assets of each class, as applicable. The estimated expenses for the Reorganization will be approximately $35,000 for Matterhorn and $25,000 for CSI. The Matterhorn expenses include conversion costs from the Fund's transfer agent, Unified Fund Services.

Litigation

Neither Matterhorn nor TWF is involved in any litigation which would have any material adverse effect upon either Matterhorn or CSI.

Shareholder Inquiries

Shareholder inquiries may be addressed to Matterhorn in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning
(215) 321-1900.

Shareholder Proposals

TWF is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by TWF's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Other Matters

The Board has not been informed of, and is not aware that any other matter will be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Available Information

Information about CSI and its Class A Shares is included in the CSI Prospectus dated October 7, 2005, accompanying this Combined Proxy Statement/Prospectus, and which is incorporated by reference herein. Additional information about CSI and its Class A Shares is also included in the CSI SAI dated January 3, 2005, which has been filed with the SEC and which is incorporated herein by reference. Copies of the CSI SAI may be obtained without charge by calling (800) 527-9525. Information about Matterhorn is included in this Combined Proxy Statement/Prospectus and the Reorganization SAI related to this Combined Proxy Statement/Prospectus.

TWF and Matterhorn are subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. You can copy and review information about each Fund at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY TWF OR MATTERHORN. THIS COMBINED PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT WOULD BE UNLAWFUL TO MAKE THE OFFER IN THAT STATE OR JURISDICTION.

                                                                       EXHIBIT A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of ___________, 2005, by and between The World Funds, Inc., a Maryland corporation (the "Company"), on behalf of the CSI Equity Fund series of the Company ("CSI"), and The Matterhorn Growth Fund, Inc., a Maryland corporation (the "Corporation"), on behalf of its only series of the Corporation ("Matterhorn").

      All references in this Agreement to action taken by Matterhorn or CSI shall be deemed to refer to action taken by the Corporation or the Company, respectively.

      This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by Matterhorn of all or all of its assets to CSI, in exchange solely for shares of beneficial interest in CSI having a net asset value equal to the net asset value of Matterhorn, the assumption by CSI of all the known liabilities of Matterhorn, and the distribution of CSI shares to the shareholders of Matterhorn in complete liquidation of Matterhorn as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interest of Matterhorn that the assets of Matterhorn be acquired by CSI pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      WHEREAS, the Board of Directors of the Company have determined that it is in the best interest of CSI that the assets of the Matterhorn be acquired by CSI pursuant to this Agreement and in accordance with the applicable statutes of the State of Maryland and that the interests of existing shareholders will not be diluted as a result of this transaction;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION

1.1 Subject to the requisite approval of Matterhorn's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Corporation shall transfer all or all of the assets of Matterhorn, as set forth in paragraph 1.2, to CSI, and the Company shall (i) cause CSI to deliver to the Corporation a number of full and fractional CSI shares equal to the net asset value of Matterhorn, as of the time and date set forth in Article 2 and (ii) assume all the known liabilities of Matterhorn, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2   The  assets of  Matterhorn  to be  acquired  by CSI shall  consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by Matterhorn and any deferred or prepaid expenses shown as an asset on the books of Matterhorn on the closing date provided in paragraph 2.1 (the "Closing Date"). All known liabilities, expenses, costs, charges and reserves of Matterhorn, to the extent that they exist at or after the Closing, shall after the Closing attach to CSI, and may be enforced against CSI to the same extent as if the same had been incurred by CSI.

1.3 Matterhorn will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the applicable CSI shares received by the Corporation pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of CSI shares then credited to the accounts of Matterhorn on the books of CSI to open accounts on the share records of CSI in the names of the applicable Current Shareholders and representing the respective pro rata number of CSI shares, of the corresponding class due such shareholders. All issued and outstanding shares of Matterhorn will simultaneously be cancelled on the books of the Corporation. CSI shall not issue certificates representing CSI in connection with such exchange. Ownership of CSI shares will be shown on the books of the Company's transfer agent. As soon as practicable after the Closing, the Corporation shall take all steps necessary to effect a complete liquidation of Matterhorn.

1.4   Any reporting  responsibility  of Matterhorn  including,  but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Matterhorn.

1.5 All books and records of Matterhorn, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to CSI from and after the Closing Date and shall be turned over to CSI as soon as practicable following the Closing Date.

2. CLOSING AND CLOSING DATE

2.1   The Closing  Date shall be  December  9, 2005,  or such later date as the parties  may  agree  to in  writing.  All acts  taking  place at the
           Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of Matterhorn, or at such other time and/or place as the parties may agree.

2.2   The Corporation shall direct Huntington  National Bank (the "Custodian"), as custodian for Matterhorn, to deliver, at the Closing, a certificate of an authorized officer stating that (i) assets shall have been delivered in proper form to CSI prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Matterhorn's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for CSI no later than five business days preceding the Closing Date, and shall be transferred and delivered by Matterhorn as of the Closing Date for the account of CSI duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver, as of the Closing Date, by book entry, in accordance with the customary practices of the Custodian and the securities depositories (as defined in Rule 17f-4 under the 1940
           Act) in which Matterhorn's assets are deposited, Matterhorn's assets deposited with such depositories. The cash to be transferred by Matterhorn shall be delivered by wire transfer of federal funds on the Closing Date.

2.3   The  Corporation  shall cause Unified Fund Services,  Inc. (the "Transfer
           Agent"), transfer agent of Matterhorn, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of Matterhorn owned by each such shareholder immediately prior to the Closing. CSI shall issue and deliver a confirmation evidencing CSI shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Corporation that such CSI shares have been credited to the accounts of Matterhorn on the books of the CSI. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

2.4   (i)       The  value of the  assets of  Matterhorn  shall be the value of such  assets  computed  as of  immediately  after  the close of regular  trading of the New York Stock  Exchange  and after the declaration  of any  dividends on the Closing  Date,  using the valuation procedures set forth in the Company's  Declaration of
                Trust  and  its   prospectus   and   statement  of   additional
                information, together with any other valuation procedures established by the Companyees of the Company.

(ii) The number of CSI shares to be issued (including fractional shares, if any) in exchange for the assets of Matterhorn shall be determined by dividing the value of Matterhorn's net assets determined using the valuation procedures referred to in paragraph 2.4(i), by the net asset value of a CSI share, determined in accordance with paragraph 2.4(ii).

(iii) All computations of value shall be made by or under the direction of Matterhorn's and CSI's respective record keeping agents and shall be subject to review by Matterhorn's record keeping agent and by Matterhorn and CSI's respective independent accountants.

3.              REPRESENTATIONS AND WARRANTIES

3.1 The Corporation, on behalf of Matterhorn hereby represents and warrants to CSI as follows:

(i) The Corporation is duly incorporated, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

(ii) The Corporation has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of Matterhorn;

(iii) The execution and delivery of this Agreement on behalf of Matterhorn and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Corporation or the shareholders of Matterhorn (other than as contemplated in paragraph 4.2(v)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) This Agreement has been duly executed by the Corporation on behalf of Matterhorn and constitutes their valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v)   Neither the execution and delivery of this  Agreement by the  Corporation on behalf of Matterhorn, nor the consummation by the Corporation on behalf of Matterhorn of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Articles of Incorporation or By-Laws of the Corporation, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Corporation is a party or by which the Corporation or any of its assets is subject or bound;

(vi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Corporation on behalf of Matterhorn or the consummation of any transactions contemplated hereby by the Corporation, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

(vii) The current prospectus and statement of additional information of Matterhorn and each prospectus and statement of additional information of Matterhorn used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(viii)     On the Closing Date, the Corporation,  on behalf of Matterhorn, will have good and marketable title to the assets and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Company, on behalf of CSI, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to CSI; (ix) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Corporation, on behalf of Matterhorn, is a party or by which it is bound;

(ix) All material contracts or other commitments of Matterhorn (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to Matterhorn on or prior to the Closing Date;

(x)   Except as otherwise  disclosed in writing to and accepted by the Company, on behalf of CSI, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Matterhorn or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Corporation, on behalf of Matterhorn, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(xi) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of Matterhorn at June 30, 2005 have been audited by Tait, Weller and Baker, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements(copies of which have been furnished to CSI) present fairly, in all material respects, the financial condition of Matterhorn as of such date in accordance with GAAP, and there are no known contingent liabilities of Matterhorn required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(xii) Since June 30, 2005, there has not been any material adverse change in Matterhorn's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Matterhorn of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by CSI. For the purposes of this subparagraph (xii), a decline in net asset value per share of Matterhorn due to declines in market values of securities in Matterhorn's portfolio, the discharge of Matterhorn liabilities, or the redemption of Matterhorn shares by shareholders of Matterhorn shall not constitute a material adverse change;

(xiii)     On the Closing  Date,  all Federal and other tax  returns,  dividend reporting forms, and other tax-related reports of Matterhorn required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Matterhorn's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(xiv) For each taxable year of their operation (including the taxable year ending on the Closing Date), Matterhorn has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, have been eligible to and have computed (or will compute)their federal income tax under Section 852 of the Code, and will have distributed all of their investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of their investment company taxable income and net capital gain for the period ending on the Closing Date;

(xv) All issued and outstanding shares of Matterhorn are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation. All of the issued and outstanding shares of Matterhorn will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Matterhorn, as provided in paragraph 2.3. Matterhorn does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Matterhorn, nor is there outstanding any security convertible into any of Matterhorn's shares; and

(xvi) The information to be furnished by Matterhorn for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

3.2 The Company, on behalf of CSI, hereby represents and warrants to Matterhorn as follows:

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to conduct its business as presently conducted;

(ii) The Company has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of CSI;

(iii) The execution and delivery of this Agreement on behalf of CSI and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Company or the shareholders of CSI are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) This Agreement has been duly executed by the Company on behalf of CSI and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v)   Neither the  execution  and delivery of this  Agreement by the Company on behalf of CSI, nor the consummation by the Company on behalf of CSI of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Articles or By-Laws of the Company, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Company is a party or by which the Company or any of its assets is subject or bound;

(vi) No authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Company on behalf of CSI or the consummation of any transactions contemplated hereby by the Company, other than as shall be required in the opinion of counsel and obtained at or prior to the Closing;

(vii) The execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of CSI, is a party or by which it is bound;

(viii)     Except as  otherwise  disclosed  in writing to and  accepted  by the
                Corporation, on behalf of Matterhorn, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against CSI or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of CSI, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(ix) All issued and outstanding shares of CSI are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company. CSI does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of CSI, nor is there outstanding any security convertible into any shares of CSI; and

(x) The CSI shares to be issued and delivered to Matterhorn, for the account of the applicable Current Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of CSI, and will be fully paid and non-assessable.

4.              CONDITIONS PRECEDENT

4.1 The obligations of the Corporation on behalf of Matterhorn to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i)   The  Company  shall  have  filed  with  the   Commission  a  registration
                statement  on Form N-14  under the 1933 Act and such  amendment or amendments thereto as are determined by the Board of Directors of the Company to be necessary and appropriate to effect the registration of CSI (the "Registration Statement"), and the Registration Statement shall have become effective,
                and  no  stop-order   suspending  the   effectiveness   of  the
                Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) The CSI shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Company on behalf of CSI contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Corporation on behalf of Matterhorn shall have received a certificate of an officer of the Company acting on behalf of CSI to that effect in form and substance reasonably satisfactory to the Corporation on behalf of Matterhorn.

4.2 The obligations of the Company on behalf of CSI to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i) The Company shall have filed the Registration Statement with the Commission, and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) CSI shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Corporation on behalf of Matterhorn contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Company on behalf of CSI shall have received a certificate of an officer of the Corporation acting on behalf of Matterhorn to that effect in form and substance reasonably satisfactory to the Company on behalf of CSI; and

(iv) The shareholders of Matterhorn shall have approved this Agreement at a special meeting of the shareholders of Matterhorn.

4.3 The parties shall have received a favorable opinion of Morgan, Lewis & Bockius LLP addressed to CSI and Matterhorn substantially to the effect that for federal income tax purposes with respect to
           Matterhorn:

(i) The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and Matterhorn and CSI will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(ii) No gain or loss will be recognized by CSI upon the receipt of the assets of Matterhorn solely in exchange for CSI Shares and the assumption by CSI of all of the liabilities of Matterhorn pursuant to Section 1032(a) of the Code;

(iii) No gain or loss will be recognized by Matterhorn upon the transfer of all of its assets to CSI solely in exchange for CSI Shares and the assumption by CSI of all of the liabilities of Matterhorn or upon the distribution of CSI Shares to shareholders of Matterhorn pursuant to Sections 361(a) and (c) and 357(a) of the Code;

(iv) No gain or loss will be recognized by the shareholders of Matterhorn upon the exchange of their shares of Matterhorn for CSI Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(v) The aggregate tax basis of CSI Shares received by each shareholder of Matterhorn (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Matterhorn shares exchanged therefor pursuant to
                Section 358(a)(1) of the Code;

(vi) The holding period of CSI Shares received by the shareholders of Matterhorn (including fractional shares to which they may be entitled) will include the holding period of Matterhorn shares surrendered in exchange therefor, provided that Matterhorn shares were held as a capital asset as of the Closing Date of the Reorganization pursuant to Section 1223(1) of the Code;

(vii) The tax basis of the assets of Matterhorn received by CSI will be the same as the tax basis of such assets to Matterhorn immediately prior to the exchange pursuant to Section 362(b) of the Code; and

(viii) The holding period of the assets of Matterhorn received by CSI will include the period during which such assets were held by Matterhorn pursuant to Section 1223(2) of the Code.

5.              COVENANTS OF MATTERHORN AND CSI

5.1 CSI and Matterhorn covenant to operate their respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Matterhorn covenants to call a meeting of the shareholders of Matterhorn to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Matterhorn covenants that the CSI shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 Matterhorn will assist CSI in obtaining such information as CSI reasonably requests concerning the beneficial ownership of Matterhorn's shares.

5.5 Subject to the provisions of this Agreement, CSI and Matterhorn will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Matterhorn will provide CSI with information reasonably necessary for the preparation of a proxy statement/prospectus to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of Matterhorn to consider approval of this Agreement and the transactions contemplated herein.

5.7 As soon as is reasonably practicable after the Closing, Matterhorn will make a liquidating distribution to their shareholders consisting of CSI shares received at the Closing.

5.8 CSI and Matterhorn shall use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9   The Corporation, on behalf of Matterhorn,  covenants that the Corporation will, from time to time, as and when reasonably requested by CSI, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Company, on behalf of CSI, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Corporation's, on behalf of Matterhorn's, title to and possession of the CSI shares to be delivered hereunder, and (b) the Company's, on behalf of CSI's, title to and possession of all the assets of Matterhorn and otherwise to carry out the intent and purpose of this Agreement.

5.10 CSI will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and other applicable law as may be necessary in order to continue their operations after the Closing Date.

6. EXPENSES

The Company and the Corporation shall each bear their own expenses incurred in connection with entering into and consummating the transaction contemplated by this Agreement. Expenses of the Reorganization will be allocated pro rata to each share class, based on the net assets of each class, as applicable.

7. ENTIRE AGREEMENT

The Company, on behalf of CSI, and the Corporation, on behalf of Matterhorn, agree that this Agreement constitutes the entire agreement between the parties.

8. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 3, 2006 unless such date is extended by mutual agreement of the parties, (iii) by resolution of the Board of Directors of the Company or the Board of Directors of the Corporation, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable, or (iv) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors, directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

9. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

10. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their respective principal places of business.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      11.1.The Corporation and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      11.2.The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.   HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

11.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

11.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of laws.

11.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.5 It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of the Company's, shareholders, nominees, officers, agents or employees of the Company personally, but shall bind only the property of the Company, as provided in the Articles of the Company. The execution and delivery by such officers of the Company shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Company as provided in the Articles of the Company. The Company is a series company and has entered into this Agreement on behalf of CSI.

                        THE MATTERHORN GROWTH FUND, INC.
                         Special Meeting of Shareholders
                                December 9, 2005


The undersigned hereby appoints Jerome Walther and Ted Bradpiece (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and re-substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Matterhorn Growth Fund, Inc. ("Matterhorn") to be held at the offices of Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067 on December 9, 2005 and at any adjournment(s) thereof (the "Special Meeting"). The proxies will cast votes according to the number of shares of Matterhorn which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus dated November 17, 2005.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

                        THE MATTERHORN GROWTH FUND, INC.

Vote on Proposal

12. To approve an Agreement and Plan of Reorganization by and between The Matterhorn Growth Fund, Inc. and The World Funds, Inc., which provides for: (a) the transfer of all of the assets and known liabilities of Matterhorn to the CSI Equity Fund, a series of shares of The World Funds, Inc., in exchange for Class A Shares of the CSI Equity Fund; (b) the distribution of such Class A Shares of the CSI Equity Fund to the shareholders of Matterhorn in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the Investment Company Act of 1940, as amended of Matterhorn.

      FOR   |_|                AGAINST    |_|           ABSTAIN    |_|


13. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.



---------------------------------     ---------------------------------
           Signature                      Signature (Joint Owners)
Date:                                 Date:
----------------------------          ------------------------------
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.


Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE MATTERHORN GROWTH FUND, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                        THE MATTERHORN GROWTH FUND, INC.
                       301 Oxford Valley Road, Suite 802B
                                 (215) 321-1900


                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                       Special Meeting of Shareholders of

                        THE MATTERHORN GROWTH FUND, INC.


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated November 17, 2005, for the Special Meeting of Shareholders of The Matterhorn Growth Fund, Inc. ("Matterhorn"), to be held on December 9, 2005. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling Matterhorn at
(215) 321-1900.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

Further information about the Class A Shares of the CSI Equity Fund ("CSI"), a series of shares of The World Funds, Inc., is contained in and incorporated herein by reference to the CSI Statement of Additional Information dated January 3, 2005, which relates to the CSI Prospectus dated October 7, 2005. The audited financial statements, notes thereto and related independent auditor's report are contained in the CSI Annual Report dated August 31, 2005, and are incorporated herein by reference. No other parts of the CSI Annual Report are incorporated by reference herein.

Further information about Matterhorn is contained in and incorporated herein by reference to Matterhorn's Statement of Additional Information dated October 28, 2005, which relates to Matterhorn's Prospectus dated October 28, 2005. The audited financial statements, notes thereto and related independent auditor's report for Matterhorn contained in the Annual Report dated June 30, 2005, are incorporated herein by reference. No other parts of Matterhorn's Annual Report are incorporated by reference herein.

Unaudited pro forma financial statements are not included in this SAI because the Matterhorn Fund does not exceed ten percent of the CSI Equity Fund's net asset value as of October 17, 2005.

The date of this Statement of Additional Information is November 17, 2005.

PART C - OTHER INFORMATION

ITEM 15.   INDEMNIFICATION.

Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19"). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.   EXHIBITS.

(1) Articles of Incorporation.

      (a) Articles of Incorporation of the Registrant dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19.

      (b) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

      (c) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No. 23(a)(3) of PEA No. 19.

      (d) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (e) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5)of PEA No. 19.

     (f) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6)of PEA No. 19.

     (g) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA No. 11").

     (h) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (i) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (j) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (k) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (l) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (m) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (n) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (o) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (p) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (q) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (r) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (s) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (t) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (u) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S. Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

     (v) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (w) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a) (23) of PEA No. 31.

     (x) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (y) Articles of Amendment dated October 16, 2003, to be filed with the State of Maryland, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a)
(25) of PEA No. 31.

      (z) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 8, 2004 ("PEA No. 37").

     (aa) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund are incorporated by reference to Exhibit No. 23(a)(27) of PEA No. 37.

     (bb) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming the existing Dividend Capital Realty Income Fund Class Y Shares to the Dividend Capital Realty Income Fund Class I Shares are incorporated by reference to Exhibit No. 23(a)(28) of PEA No. 37.

     (cc) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Vontobel Eastern European Equity Fund Class A Shares to the Eastern European Equity Fund Class A Shares; renaming the existing shares of the Vontobel Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Class B Shares; and, renaming the existing shares of the Vontobel Eastern European Equity Fund Class C Shares to the Eastern European Equity Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(29) of PEA No. 37.

     (dd) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming the existing Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a)(30) of PEA No. 37.

     (ee) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000 are incorporated by reference to Exhibit No. 23(a)(31) of PEA No. 37.

     (ff) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the existing Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Lara U.S. Treasury Fund Class A Shares to the Epoch International Small Cap Fund Class A Shares; Lara U.S. Treasury Fund Institutional Shares to the Epoch International Small Cap Fund Institutional Shares; and Lara U.S. Treasury Fund Class C Shares to the Epoch International Small Cap Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(32) of Post Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 15, 2004 ("PEA No. 38").

      (gg) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund series are incorporated by reference to Exhibit No. 23(a)(33) of Post Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on May 16, 2005 ("PEA No. 44").

      (hh) Articles Supplementary dated August 9, 2005, as filed with the State of Maryland on August 10, 2005, creating the REMS Real Estate Value Opportunity Fund series.

(2) By-Laws.

The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(3) Voting Trust Agreement.

        Not Applicable.

(4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it. The Form of the Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of the Registration Statement.

(5) Instruments Defining Rights of Security Holders.

See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(6) Investment Advisory Contracts.

      (a) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

      (b) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

      (c) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (d) GenomicsFund.

           (1) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

           (2) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

           (3) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (e) New Market Fund.

           (1) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

           (2) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

           (3) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (f) Third Millennium Russia Fund.

          (1) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA no. 19.

      (g) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

          (1) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

          (2) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

          (3) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

          (4) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

      (h) Investment Advisory agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 44.

      (i) Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

      (j) Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

     (k) FORM OF: Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated herein by reference to Exhibit No. 23(d)(11) of PEA No. 44.

    (l) FORM OF: Investment Advisory Agreement between Real Estate Management Services Group, LLC, and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series.

(7) Underwriting Contracts.

      (a) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

      (b) Distribution Agreement between FDCC and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series.

      (c) FORM OF: Distribution Agreement Between FDCC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund.

(8) Bonus or Profit Sharing Contracts.

      Not Applicable.

(9) Custodian Agreements.

      (a) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (b) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

      (c) Custodian Agreement between UMB Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on April 25, 2005 ("PEA No. 43").

(10) 12b-1 Plans/18f-3 Plans.

      (a) 12b-1 Plans.

           (1) Sand Hill Portfolio Manager Fund.

                 (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

                (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b)of PEA No. 15.

                  (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 3(m)(8)(c)of PEA No. 15.

           (2) CSI Equity Fund.

                  (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

                  (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c)of PEA No. 15.

           (3) GenomicsFund (formerly known as GenomicsFund.com).

                  (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

                  (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

                  (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b)of PEA No. 15.

                  (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c)of PEA No. 15.

         (4) New Market Fund.

                (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2)of Amendment No. 5.

                  (b) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b)of PEA No. 28.

                  (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(c)of PEA No. 28.

        (5) Third Millennium Russia Fund.

                  (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m) (1) of Amendment No. 5.

                  (b) Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

                  (c) Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

        (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

                 (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7) (a) of PEA No. 13.

                  (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m) (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on October 31, 2002 ("PEA No.
25).

        (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

        (8) Dividend Capital Realty Income Fund.

                  (a) The Distribution and Service Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(a) of PEA No. 31.

                  (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(b) of PEA No. 31.

                  (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 31.

                  (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(d) of PEA No. 31.

  (b) Rule 18f-3 Plan.

       (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3)of PEA No. 15.

       (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(n)(4) of PEA No.19.

       (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

       (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

       (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 27.

       (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

       (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

       (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

(11) Legal Opinion.

The Opinion and Consent of Morgan, Lewis & Bockius LLP is filed herewith.

(12) Other Opinions.

FORM OF: Tax Opinion of Counsel is filed herewith.

(13) Other Material Contracts.

    (1) Administrative Services.

     (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

     (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

     (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

     (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

     (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

     (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

     (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

     (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Epoch International Small Cap Fund (formerly, the Lara U.S. Treasury Fund is incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

     (i) Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

     (j) Administrative Services Agreement between CSS and the Registrant on behalf of the Eastern European Equity (formerly the Vontobel Eastern European Equity Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(j) of PEA No. 37.

      (k) Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund.

      (l) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund.

      (2) Transfer Agent.

     (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

     (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

      (3) Fund Accounting.

     (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFunds.com), Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), Lara U.S. Treasury Fund, Dividend Capital Realty Income Fund and the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

     (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

      (4) Expense Limitation Agreements.

     (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

     (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

     (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

     (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

     (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 24.

     (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

     (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

     (h) Expense Limitation Agreement between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated by reference to Exhibit 23(h)(4)(h) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on June 2, 2003("PEA No. 30").

     (i) Class A Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(i) of PEA No. 37.

     (j) Class C Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(j) of PEA No. 37.

     (k) Institutional Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(k) of PEA No. 37.

     (l) Institutional Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series).

      (m) FORM OF: Expense Limitation Agreements between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series is incorporated by reference to Exhibit No. 23(h)(4)(m) of PEA No. 44.

      (n) FORM OF: Expense Limitation Agreements between Real Estate Management Services Group, LLC and the Registrant on behalf of the REMS Real Estate Value Opportunity Fund series.

(14) Other Opinions, Appraisals or Rulings.

Consent of Tate, Weller & Baker LLP independent auditors, is filed herewith.

 (15) Omitted Financial Statements.

       Not Applicable.

(16) Powers-of-Attorney.

       Not Applicable.

(17) Additional Exhibits.

      (a) Prospectus of the Class A CSI Equity Fund dated October 7, 2005.

      (b) Statements of Additional Information of the CSI Equity Fund dated January 3, 2005.

      (c) Annual Report of the CSI Equity Fund dated August 31, 2005.

      (d) Prospectus of The Matterhorn Growth Fund, Inc. dated October 28, 2005.

      (e) Statement of Additional Information of The Matterhorn Growth Fund, Inc. dated October 28, 2005.

      (f) Annual Report of The Matterhorn Growth Fund, Inc. dated June 30, 2005.

      (g) Form of Proxy Card for shareholders of The Matterhorn Growth Fund,
Inc.



ITEM 17.          UNDERTAKINGS

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

    (3) The undersigned registrant undertakes to file a post-effective amendment to this Registration Statement upon the closing of the Reorganization described in this Registration Statement, which contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Richmond and the Commonwealth of Virginia on the 17th day of November, 2005.

                              THE WORLD FUNDS, INC.


                          By:             *
                              ---------------------------
                                John Pasco, III,
                          Chairman and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      *
--------------------
John Pasco, III        Director, Chairman,  November 17, 2005
                       Chief Executive
                       Officer and Chief
                       Financial Officer

      *
____________________   Director             November 17, 2005
Samuel Boyd, Jr.

      *                Director             November 17, 2005
--------------------
Paul M. Dickenson

      *                Director             November 17, 2005
--------------------
William E. Poist



*By: /s/ John Pasco, III
       _______________
        John Pasco, III,
       Attorney-in-Fact pursuant to powers-of-attorney on file.

                                                                      EXHIBIT 11

  Morgan, Lewis & Bockius LLP
  1111 Pennsylvania Avenue, NW
  Washington, DC  20004


  November 16, 2005

The World Funds, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Re:   The World Funds, Inc. - Form N-14 Opinion

Ladies and Gentlemen:

You have asked for our opinion regarding the Registration Statement on Form N-14 (the "Registration Statement") of The World Funds, Inc. (the "Company"), with respect to the liquidation of the Matterhorn Growth Fund, Inc. (the "Selling Fund"), and transfer of all the assets and stated liabilities of the Selling Fund to the CSI Equity Fund (the "Acquiring Fund"), a series of the Company, in exchange for Class A shares of common stock of the Acquiring Fund (the "Acquiring Fund's Shares").

We have been requested by the Company to furnish this opinion as Exhibit 11 to the Registration Statement.

We have examined such records, documents, instruments, certificates of public officials and of the Company, made such inquiries of the Company, and examined such questions of law as we have deemed necessary for the purpose of rendering the opinion set forth herein. We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies.

Based upon and subject to the foregoing, we are of the opinion that:

      The issuance of the Acquiring Fund's Shares by the Company has been duly and validly authorized by all appropriate action and, upon delivery thereof and payment therefor in accordance with the Registration Statement, the Acquiring Fund's Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable by the Company.

We have not reviewed the securities laws of any state or territory in connection with the proposed offering of the Acquiring Fund's Shares and we express no opinion as to the legality of any offer of sale of Acquiring Fund's Shares under any such state or territorial securities laws.

This opinion is intended only for your use in connection with the offering of the Acquiring Fund's Shares and may not be relied upon by any other person.

We hereby consent to the inclusion of this opinion as an exhibit to the Company's Registration Statement to be filed with the U.S. Securities and Exchange Commission.

Very truly yours,

/s/ Morgan, Lewis & Bockius LLP

                                                                      EXHIBIT 12


                              [FORM OF TAX OPINION]



                              ______________, 2005


Board of Trustees
The Matterhorn Growth Fund, Inc.
301 Oxford Valley Road, Suite 802B
Yardley, PA 19067

Board of Trustees
The World Funds, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235


           Re: Agreement and Plan of Reorganization, Dated [____________, 2005] (the "Agreement"), By and Between The World Funds, Inc., a Maryland corporation, on behalf of its series, the CSI Equity Fund (the "Acquiring Fund") and the Matterhorn Growth Fund, Inc., a Maryland corporation, on behalf of its only series of the Corporation (the "Transferring Fund").

Ladies and Gentlemen:

           You have requested our opinion as to certain U.S. federal income tax consequences of the reorganization which will consist of (i) the transfer of all of the assets of the Transferring Fund to the Acquiring Fund, in exchange solely for Class A Shares of the Acquiring Fund (the "Acquiring Fund Shares"), (ii) the assumption by the Acquiring Fund of the liabilities of the Transferring Fund, and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Transferring Fund in complete liquidation of the Transferring Fund upon the terms and conditions set forth in the Agreement (the "Reorganization").

      .....In rendering our opinion, we have reviewed and relied upon (a) the
Agreement, (b) the proxy materials provided to shareholders of the Transferring Fund in connection with the Special Meeting of Shareholders of the Transferring Fund held on [ ] (the "Reorganization Statement") (c) certain representations concerning the Reorganization made to us by the Acquiring Fund and the
Transferring Fund in letters dated as of [ ..... ] (collectively, the
"Representation Letters"), (d) all other documents, financial and other reports and corporate minutes which we deemed relevant or appropriate, and (e) such statutes, regulations, rulings and decisions as we deemed material to the rendition of this opinion. All terms used herein, unless otherwise defined, are used as defined in the Agreement.

      .....For purposes of this opinion, we have assumed that the Transferring
Fund and the Acquiring Fund as of the Closing Date of the Reorganization satisfy, and following the Reorganization, the Acquiring Fund will continue to satisfy, the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company ("RIC").

           Based on the foregoing and provided the Reorganization is carried out in accordance with the laws of the State of Maryland, the Agreement, and the Representation Letters, it is our opinion that:

           1. The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code, and the Transferring Fund and the Acquiring Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

           2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Transferring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund pursuant to Section 1032(a) of the Code.

           3. No gain or loss will be recognized by the Transferring Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund or upon the distribution of Acquiring Fund Shares to shareholders of the Transferring Fund pursuant to Sections 361(a) and (c) and 357(a) of the Code.

           4. No gain or loss will be recognized by the shareholders of the Transferring Fund upon the exchange of their shares of the Transferring Fund for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code.

           5. The aggregate tax basis of Acquiring Fund Shares received by each shareholder of the Transferring Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Transferring Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

           6. The holding period of the Acquiring Fund Shares received by the shareholders of the Transferring Fund (including fractional shares to which they may be entitled) will include the holding period of the Transferring Fund shares surrendered in exchange therefor, provided that the Transferring Fund shares were held as a capital asset as of the Closing Date of the Reorganization pursuant to Section 1223(1) of the Code.

           7. The tax basis of the assets of the Transferring Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Transferring Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

           8. The holding period of the assets of the Transferring Fund received by the Acquiring Fund will include the period during which such assets were held by the Transferring Fund pursuant to Section 1223(2) of the Code.

           9. The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Transferring Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code.

      .....Notwithstanding the foregoing opinions, no opinion is expressed as to the effect of the Reorganization on (i) the Acquired Fund or the Acquiring Fund with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting or (ii) any shareholder of the Acquired Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           Our opinions are limited solely to the Reorganization. This opinion letter expresses our views only as to U.S. federal income tax laws in effect as of the date hereof. It represents our best legal judgment as to the matters addressed herein, but is not binding on the Internal Revenue Service or the courts. Accordingly, no assurance can be given that the opinions and analysis expressed herein, if contested, would be sustained by a court. Our opinion is based upon the Code, the applicable Treasury Regulations promulgated thereunder, the present position of the Internal Revenue Service as set forth in published revenue rulings and revenue procedures, present administrative positions of the Internal Revenue Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively. We do not undertake to make any continuing analysis of the facts or relevant law following the date of this letter.

           Our opinions are conditioned upon the performance by The World Funds, Inc., on behalf of the Acquiring Fund, and The Matterhorn Growth Fund, Inc., on behalf of the Transferring Fund, of their respective undertakings in the Agreement and the Representation Letters.

      .....We hereby consent to the filing of this opinion as an exhibit to the
Registration Statement. The giving of this consent, however, does not constitute an admission that we are "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by Section 7 of such Act.

           Our opinions are being rendered to the The World Funds, Inc., on behalf of the Acquiring Fund, and The Matterhorn Growth Fund, Inc., on behalf of the Transferring Fund, and may be relied upon only by The World Funds, Inc. (and its Board of Trustees), The Matterhorn Growth Fund, Inc. (and its Board of Trustees), the Transferring Fund, the Acquiring Fund, and the shareholders of the Transferring Fund and the Acquiring Fund.

Sincerely,

DRAFT

                                                                      EXHIBIT 14



 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We have issued our report dated July 18, 2005, accompanying the financial statements and financial highlights of the Matterhorn Growth Fund, Inc. appearing in the Annual Report to Shareholders for the year ended June 30, 2005 and have issued our report dated September 30, 2005 accompanying the financial statements and financial highlights of the CSI Equity Fund, a series of shares of The World Funds, Inc. appearing in the Annual Report to Shareholders for the year ended August 31, 2005, all of which are incorporated by reference in the filing on Form N-14 of the Combined Proxy Statement and Prospectus for the reorganization of the Matterhorn Growth Fund, Inc. into the CSI Equity Fund, a series of The World Funds, Inc. We consent to the use of the aforementioned reports and to the references to our Firm in the Registration Statement on Form N-14.




                                    TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 16, 2005

                                                                   EXHIBIT 17(a)



                                 CSI Equity Fund
                                 Class A Shares





                       [GRAPHIC OMITTED][GRAPHIC OMITTED]








                        Prospectus dated October 7, 2005

This prospectus describes the CSI Fund (the "Fund"). The Fund is a separate series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund is authorized to offer four classes of shares, one of which, Class A Shares are offered by this prospectus. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                                  PAGE
                                                                  ----


Risk/Return Summary..................................................1

Fees and Expenses....................................................3

Objective and Strategies.............................................4

Risks................................................................5

Management...........................................................6

Shareholder Information..............................................6

Purchasing Shares....................................................7

Redeeming Shares.....................................................8

Additional Information...............................................9

Distribution and Taxes..............................................11

Distribution Arrangements...........................................12

Financial Highlights................................................15

                               RISK/RETURN SUMMARY

Investment Objective -- Long-term growth of capital.

Principal Investment Strategies -- The Fund seeks to achieve price appreciation by investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the adviser will achieve the Fund's objective.

The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table below show how the Fund has performed in the past and give some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this prospectus, the Fund has not offered Class A Shares of the Fund. The returns shown below are for Investor Shares of the Fund which are offered in a separate prospectus. Class A Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Fund has varied from year to year. If the returns of the Investor Shares were restated to reflect the front-end sales charge that you pay when buying Class A Shares, the returns would be lower. In addition, the returns for Class A Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Investor Shares of the Fund for the periods ended December 31, 2004 to the Lipper Global Fund Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

1998     26.10%
1999     29.45%
2000     10.52%
2001    (15.56%)
2002    (18.60%)
2003     23.22%
2004     10.24%

[end bar chart]

During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (15.15%)(quarter ending September 30, 2002). The return for the nine-month period ended September 30, 2005 was 2.21%.

                                           Average Annual Total Return
                                    (for the periods ending December 31, 2004)

                                                             Since
                                                             Inception
                                      One Year   Five Years  (10/15/97)
Fund-Investor Shares
  Before Taxes (1)                      10.24%     0.63%        7.49%
  After Taxes on Distributions(1)(2)    10.24%     0.26%        7.22%
    After Taxes on Distributions and
      Sale of Fund Shares (1)(2)         6.66%     0.42%        6.47%
Class A Shares (3)                       3.90%    (0.56%)       6.62%
=========================================================================
=========================================================================
Lipper Global Large Cap Core Index(4)   10.71%    (3.15%)       4.01%

(1) Prior to June 1, 2004, Investor Shares of the Fund were subject to the imposition of a maximum front-end sales of 5.75%. These returns represent the performance of Investor Shares but have been restated to reflect the fees of Class A Shares, but without any sales charges.

(2) After-tax returns presented are for Investor Shares only. After-tax returns for Class A Shares will be different. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) These returns represent the performance of the Investor Shares of the Fund but have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution fees at an annual rate of 0.35% of the Fund's Class A Shares' assets. If the performance of the Investor Shares of the Fund had been reduced by these distribution fees, the average annual total returns for the Investor Shares would have been lower.

(4) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Fund Index is a composite of the total return of mutual Fund with the stated objective of investing at least 25% of their portfolio in securities outside of the United States and may own U.S. securities as well. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

-------------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your
investment)
-------------------------------------------------------------------
-------------------------------------------------------------------
                                                    Class A
                                                    Shares
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load)(1)                       5.75%
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)(2)              None
-------------------------------------------------------------------
-------------------------------------------------------------------
Maximum Sales Charge (Load)Imposed on Reinvested     None
Dividends and Distributions
-------------------------------------------------------------------
-------------------------------------------------------------------
Redemption Fees(3)                                   None
-------------------------------------------------------------------
-------------------------------------------------------------------
Exchange Fees(4)                                     None
-------------------------------------------------------------------
-------------------------------------------------------------------
Annual Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------
-------------------------------------------------------------------
Management Fee                                       1.00%
-------------------------------------------------------------------
-------------------------------------------------------------------
Distribution (12b-1) and Service Fees                0.35%
-------------------------------------------------------------------
-------------------------------------------------------------------
Other Operating Expenses(5)                          0.49%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Fund Operating Expenses                        1.84%
-------------------------------------------------------------------

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors.

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) "Other Operating Expenses" are estimated for the current fiscal year and are based on Investor Shares of CSI for the fiscal year ended August 31, 2004.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual Fund. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:



                                       1 Year  3 Years  5 Years  10 Years
                                       ------  -------  -------  --------

Class A Shares(1)                      $751    $1,120   $1,513   $2,609


(1) The above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the adviser's decision making process. In determining which portfolio securities to sell, the adviser considers the following: 1) when, in the adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the adviser in evaluating, selecting and monitoring the portfolio assets. If the adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk -- The Fund's s investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual Fund offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual Fund that invest in foreign markets are usually higher than those of mutual Fund that invest only in U.S. securities.

Depositary Receipts -- In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions -- When the adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company -- The World Fund, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the adviser to manage all aspects of the investments of the Fund.

Adviser -- CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of the Fund pursuant to an Investment Advisory Agreement. Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. During the fiscal year ended August 31, 2004, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

Portfolio Manager -- Since the Fund's inception on October 15, 1997, Mr. Leland Faust has been primarily responsible for the day-to-day management of the Fund. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes may vary.

Class A Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price is equal to the NAV plus the applicable sales load. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class Alternatives -- The Fund is currently authorized to offer investors four different classes of shares, one of which, Class A Shares are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (888) 826-2520 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments -- The minimum initial investment is $1,000. Subsequent investments must be in amounts of $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

By Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at (888) 826-2520 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determine that the Transfer Agent has completed collection of the purchase check which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receive a completed account application to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the registration of shares to another owner; and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of Fund by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your Fund shares for the shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares -- If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports -- Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Distributions from the Fund will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by the Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge and a deferred sales chare of 2.00% on shares redeemed within 360 days of purchase and for which no front-end sales charge was paid. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares:

Amount of Purchase          Sales Charge as a Percentage  Dear Discount
At the Public                            of               as Percentage
Offering Price                 Offering     Net Amount    of
                               Price        Invested      Offering Price

Less than $50,000             5.75%          6.10%        5.00%
$50,000 but less than         4.50%          4.71%        3.75%
$100,000
$100,000 but less than        3.50%          3.63%        2.75%
$250,000
$250,000 but less than        2.50%          2.56%        2.00%
$500,000
$500,000 but less than        2.00%          2.04%        1.75%
$1,000,000
$1,000,000 or more            1.00%          1.01%        1.00%


If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, we will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase. Shareholders who received Class A Shares as a result of the reorganization of the Matterhorn Growth Fund, Inc. shall be exempt from the 2.00% deferred sales charge on shares received in the reorganization.

Sales charge reductions and waivers -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of Fund's shares for those of another fund of the Company;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, Vontobel Fund Distributors, and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the distributor for its own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts";

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer; and

(11) purchases of Fund shares by former shareholders of the Matterhorn Growth Fund, Inc.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (888) 826-2520. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Rule 12b-1 Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for Class A Shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. As of the date of this prospectus, the Fund has not offered Class A Shares. The information in the Fund table is for Investor Shares. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in shares of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the six-month period ended February 28, 2005 is unaudited. The financial highlights for the annual periods ended August 31, 2000 through August 31, 2004 have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR -- Investor Shares

                                             Investors Class

                              -------------------------------------------
                            Six Months             Years ended August 31,
                            Ended
                            February
                            28, 2005
                           (unaudited)    2004    2003    2002     2001   2000

  Per Share Operating
  Performance            $ 14.20      $ 12.66  $ 12.07  $13.62   $18.37  $13.36
  Net asset value,       ---------   --------  -------- ------   ------- -------
  beginning of year

  Income from investment
  operations-               0.05         0.04    0.05       --    0.01 (0.02)
    Net investment
    income(loss)            1.17         1.55    0.54   (1.54)  (3.45) 5.03
    Net realized and    ---------      -------- ------- ------- ------ -------
    unrealized gain (loss)
    on investments

  Total from investment      1.22         1.59    0.59   (1.54)  (3.44)   5.01
  operations            ---------       -------  ------  ------  ------  ------

  Less distributions-
    Distributions
    from net                  --       (0.05)  0.00/[1]/(0.01)      --    --
    investment income         --           --       --      --  (1.31)    --
    Distributions from  ---------    ---------  ------- ------- ------- --------
    capital gains

    Total distributions       --       (0.05)    0.00   (0.01)  (1.31)     --
                        ---------    --------  -------  ------  ------  --------

    Net asset value,
    end of year          $ 15.42      $ 14.20  $ 12.66 $ 12.07 $  13.62 $ 18.37
                         =======      =======  ======= ======= ======== ========

  Total Return              8.56%       12.55%   4.91%  (11.31%)(19.32%) 37.50%

  Ratios/Supplemental Data
    Net assets, end of   $72,379      $68,205  $69,428 $74,829 $104,283 $113,673
    year (000's)
  Ratio to average net
    assets/ (A)/-
    Expenses /(B)/        1.49%*        1.49%   1.49%    1.51%   1.45%     1.44%
    Expenses - net /(C/   1.49%*        1.49%   1.49%    1.51%   1.44%     1.44%
    Net investment income
    (loss)                0.62%*        0.23%   0.36%    0.00%   0.06%   (0.14%)
Portfolio turnover rate  10.16%       25.11%  10.28%   15.86%  17.16%     22.69%

*Annualized

 / [1] / - less than one  cent


/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio has been increased to include custodian fees which were offset by custodian credits for the year ended August 31, 2001.

/(C)/ Expense ratio - net reflects the effect of the custodian fee credits the Fund received for the year ended August 31, 2001.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated January 3, 2005, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                                                                   EXHIBIT 17(b)



                              THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23229
                                 (888) 826-2520


                       STATEMENT OF ADDITIONAL INFORMATION



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]



                                 CSI Equity Fund
                              Institutional Shares
                                 Class A Shares



                                 January 3, 2005



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the CSI Equity Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to The World Funds, Inc. at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (888) 826-2520.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2004 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2004 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Reports are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.



Current prospectuses:

o     Investor and Class C shares
o     Institutional Shares
o     Class A Shares

                                TABLE OF CONTENTS

                                                                 PAGE

General Information...............................................1
Additional Information About The Fund's Investments...............1
Investment Objective..............................................1
Strategies and Risks..............................................1
Investment Programs...............................................1
Investment Restrictions...........................................3
Management of the Company.........................................5
Policies Concerning Personal Investment Activities...............13
Principal Securities Holders.....................................13
Investment Adviser and Advisory Agreements.......................13
Management-Related Services......................................14
Portfolio Transactions...........................................15
Capital Stock and Dividends......................................16
Plan of Distribution.............................................17
Additional Information About Purchases and Sales.................18
Distribution.....................................................18
Special Shareholder Services.....................................20
Tax Status.......................................................22
Investment Performance...........................................23
Financial Information............................................26
Appendix A.......................................................27

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Investor Shares and Class C Shares of the CSI Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act.

As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; Institutional Shares imposing no front-end or back-end sales loads and not charging any 12b-1 fees, but only available to certain institutional investors; Class C Shares imposing no front-end sales charge, imposing a back-end sales charge of 2% if shares are redeemed within two years after purchase and carrying a higher 12b-1 fee than Class A Shares; and Investor Shares imposing no front-end sales charge, imposing a back-end sales charge of 2% if shares are redeemed within 90 days of purchase but charging no 12b-1 fee. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

             ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of the Equity Fund's net assets in equity securities.

                              INVESTMENT OBJECTIVES

The Fund's investment objective is long-term growth of capital. All investments entail some market and other risks and there is no assurance that the Fund's investment objective will be realized. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund has to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants -- The Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts -- Assets of the Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S. Government Securities -- The Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate Debt Securities -- The Fund may invest in corporate debt securities. The Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S & P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody's are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities -- The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)   Purchase or sell commodities or commodity contracts;

(4) Invest in interests in oil, gas, or other mineral exploration or development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10)  Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(14)  Make loans;

(15) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2) Engage in arbitrage transactions; or

(3) Purchase or sell options.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

------------------------------------------------------------------------
Name, Address and    Position(s)Number  Principal            Other
Age                  held with  of      occupation held      directorships
                     Company    funds   during the last      by
                     and tenure in the  five (5) Years       directors
                                Company                      and
                                overseen                     number of
                                                             funds in
                                                             the
                                                             complex
                                                             overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
* John Pasco, III    Chairman,     7    Mr. Pasco is         The World
8730 Stony Point     Director           Treasurer and a      Insurance
Parkway, Suite 205   and                Director of          Trust --
Richmond, Virginia   Treasurer          Commonwealth         1 Fund;
23235                since              Shareholder          and
(58)                 May, 1997          Services, Inc.       Vontobel
                                        ("CSS"), the         Funds,
                                        Company's Inc.
                                        Administrator, since
                                        1985; President and
                                        Director of First
                                        Dominion Capital Corp.
                                        ("FDCC"), the Company's
                                        underwriter;
                                        President and Director
                                        of Fund Services,
                                        Inc., the Company's
                                        Transfer and
                                        Disbursing Agent
                                        since 1987; President
                                        and Treasurer of
                                        Commonwealth Capital
                                        Management, Inc. since
                                        1983 which also
                                        owns an interest in
                                        the investment
                                        adviser to the
                                        Third Millennium Russia
                                        Fund, another fund
                                        of the Company;
                                        President of Commonwealth
                                        Capital Management, LLC,
                                        the adviser to the
                                        Eastern European Equity
                                        Fund series and
                                        the GenomicsFund series
                                        of the Company;
                                        President and Director
                                        of Commonwealth
                                        Fund Accounting, Inc.,
                                        which provides
                                        bookkeeping services
                                        to the Company; and
                                        Chairman, Trustee and
                                        Treasurer of The
                                        World Insurance Trust,
                                        a registered
                                        investment company,
                                        since May, 2002; and
                                        Chairman, Director
                                        and Treasurer of
                                        Vontobel Funds, Inc.,
                                        a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Pasco is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director      7    Mr. Boyd is Manager  The World
10808 Hob Nail Court since              of  the Customer     Insurance
Potomac, Maryland    May, 1997          Services Operations  Trust --
20854                                   and Accounting       1 Fund;
(63)                                    Division of  the     Vontobel
                                        Potomac Electric     Funds,
                                        Power Company;       Inc.;
                                        since August,1978;   Satuit
                                        a Trustee of The     Capital
                                        World Insurance      Management
                                        Trust, a registered  Trust --
                                        investment company,  1 Fund;
                                        since May, 2002; a   and Janus
                                        Trustee of Satuit    Advisors
                                        Capital Management   Series
                                        Trust, a registered  Trust --
                                        investment company,  2 Funds
                                        since October,
                                        2002; a Trustee of
                                        Janus Advisors
                                        Series Trust,  a
                                        registered
                                        investment
                                        company, since
                                        September, 2003;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Boyd is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director      7    Mr. Poist is a       The World
5272 River Road      since              financial and tax    Insurance
Bethesda, Maryland   May, 1997          consultant through   Trust --
20816                                   his firm Management  1 Fund;
(67)                                    Funds Consulting     Vontobel
                                        for Professionals    Funds,
                                        since 1968; a        Inc.; and
                                        Trustee of Satuit    Satuit
                                        Capital Management   Capital
                                        Trust, a registered  Management
                                        investment company,  Trust --
                                        since November,      1 Fund
                                        2003; and a Trustee
                                        of The World
                                        Insurance Trust, a
                                        registered
                                        investment company,
                                        since May,  2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc.,  a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Poist is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director      7    Mr. Dickinson is     The World
8704 Berwickshire    since              President of Alfred  Insurance
Drive                May, 1997          J.  Dickinson, Inc.  Trust --
Richmond, Virginia                      Realtors since       1 Fund;
23229                                   April, 1971; a       Vontobel
(56)                                    Trustee of Satuit    Funds,
                                        Capital Management   Inc.; and
                                        Trust, a             Satuit
                                        registered           Capital
                                        investment company,  Management
                                        since November,      Trust --
                                        2003; Trustee of     1 Fund
                                        The World Insurance
                                        Trust,  a
                                        registered
                                        investment company,
                                        since May, 2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A      Mr. Parker is            N/A
1500 Forest Avenue,  since              Secretary of CSS
Suite 222            May, 1997          and FDCC since
Richmond, Virginia                      1986; Secretary of
23229                                   The World Insurance
(60)                                    Trust, a registered
                                        investment company,
                                        since May, 2002; and
                                        Secretary of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; and
                                        partner in the law firm
                                        Parker and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Jane H. Williams   Vice       N/A     Ms. Williams is      N/A
245 Lytton Avenue    President          President of Sand
Suite 250            of the             Hill Advisors, a
Palo Alto,           Company            registered
California 94301     and                investment adviser,
(53)                 President          since August, 2000
                     of the             and was the
                     Sand Hill          Executive Vice
                     Portfolio          President of Sand
                     Manager            Hill Advisors,
                     Fund               since 1982.
                     series
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Leland H. Faust    President  N/A     Mr. Faust is         N/A
One Montgomery       of the             President of CSI
Street               CSI                Capital Management,
Suite 2525           Equity             Inc., a registered
San Francisco,       Fund               investment adviser,
California 94104     series             since 1978.  Mr.
(57)                 since              Faust is also a
                     October,           partner in the law
                     1997               firm Taylor & Faust
                                        since September,
                                        1975.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Stephen Goddard    Vice       NA      Mr. Goddard has      N/A
One James Center     President          been President and
Suite 1501           of the             principal
Richmond, Virginia   Company            shareholder of The
23219                and                London Company, a
(43)                 President          registered
                     of the             investment adviser,
                     New                since its inception
                     Market             and has  been the
                     Fund               portfolio manager
                     series             of the New Market
                     since              Fund series since
                     March,             its inception on
                     2003               October 1, 1998.
                                        Mr. Goddard is also
                                        a director and
                                        shareholder of
                                        Virginia
                                        Management
                                        Investment
                                        Corporation, a
                                        registered
                                        investment adviser.
                                        Mr. Goddard has
                                        sixteen years
                                        experience in
                                        senior portfolio
                                        management,
                                        security analysis
                                        and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
* John T. Connor,    Vice       N/A     Mr. Connor is        N/A
Jr.                  President          President of Third
1185 Avenue of the   of the             Millennium
Americas, 32nd Floor Company            Investment
New York, New York   and                Advisors, LLC, a
10036                President          registered
(62)                 of the             investment adviser,
                     Third              since April, 1998;
                     Millennium         and Chairman of
                     Russia             ROSGAL Insurance
                     Fund               since 1993.
                     series
                     since
                     October,
                     1998
------------------------------------------------------------------------
------------------------------------------------------------------------
* Robert J. Sullivan Vice       N/A     Chairman,            N/A
2608 Goldbug Avenue  President          President and
Sullivan's Island,   of the             Treasurer of Satuit
SC 29482             Company            Capital Management
(42)                 and                Trust, an open-end
                     President          investment
                     of the             management company,
                     GenomicsFund       since December,
                     series             2000; Managing
                     since              Director and
                     January,           Investment Officer
                     2003               of Satuit Capital
                                        Management, LLC,
                                        a registered investment
                                        adviser, from June,
                                        2000 to Present;
                                        Portfolio Manager
                                        and Senior Equity
                                        Analyst at Cadence
                                        Capital Management,
                                        an institutional asset
                                        management firm,
                                        from 1997 to 2000.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Russell Platt      Vice       N/A     Mr. Platt is Chief   N/A
518 17th Street      President          Executive Officer
Suite 1700           of the             of Forum Partners,
Denver, Colorado     Company            an investment
80202                and                management firm.
                     President          Previously he was a
                     of the             Managing Director
                     Dividend           of Security Capital
                     Capital            Research and
                     Realty             Management, Inc.'s
                     Income             investment
                     Fund               management
                     series             subsidiary Prior to
                     since              joining Security
                     December,          Capital, Mr. Platt
                     2003               served as
                                        President-International
                                        of JER Partners,
                                        a real estate investment
                                        company, and
                                        prior to that, served
                                        from 1982 to 1999
                                        at Morgan Stanley.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Gunter Faschang    Vice       N/A     Mr. Faschang began   N/A
450 Park Avenue      President          his career in
New York, New York   of the             September 1995 as a
10022                Company            registered trader
(31)                 and                on the floor of the
                     President          Frankfurt
                     of the             Stock
                     Eastern            Exchange with
                     European           Sputz AG and
                     Equity             Exco-Bierbaum.  In
                     Fund               March 1997 he
                     series             joined
                     since              Investmentbank
                     May, 2001          Austria, Vienna, as
                                        a Central European
                                        equity strategist. In
                                        January 1998 Mr.
                                        Faschang moved to Erste
                                        Bank, Vienna, as a
                                        Central European
                                        equity strategist and
                                        sector analyst for
                                        Russian oil stocks,
                                        with responsibility
                                        for organizing the
                                        Erste group's Central
                                        European research effort.
                                        In March 2000
                                        he was appointed
                                        manager of
                                        Erste-Sparinvest's
                                        Danubia Fund. In July
                                        2001, Mr. Faschang
                                        joined Vontobel Asset
                                        Management AG as
                                        head of Eastern
                                        European equity
                                        management and research,
                                        and was at the same
                                        time appointed a
                                        Vice President of
                                        Vontobel Asset
                                        Management, a registered
                                        investment
                                        adviser.
------------------------------------------------------------------------
------------------------------------------------------------------------
Peter L. Smith       Chief      N/A     Mr. Smith is         N/A
4834 Langdrum Lane   Compliance         Director of
Chevy Chase,         Officer            Compliance for
Maryland 20815                          AmeriMutual Funds
(72)                                    Distributor, and
                                        Newfield Advisors,
                                        LLC, a registered
                                        broker dealer and
                                        a registered
                                        investment adviser,
                                        respectively, from
                                        2003 to present;
                                        Senior Compliance
                                        Officer of Mutual
                                        Fund Services, FBR
                                        National Bank and
                                        Trust, from 2002 to
                                        2003; and Senior
                                        Vice President of
                                        Operations,
                                        Administration and
                                        Compliance for the
                                        Monument Funds, a
                                        registered investment
                                        company and
                                        Principal of
                                        Monument Distributors,
                                        Inc., a registered
                                        broker-dealer from
                                        1998 to 2001.
------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he owns an interest in Third Millennium Investment Advisors, LLC, the adviser to another fund of the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended August 31, 2004, the Audit Committee met two times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended August 31, 2004, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2004 the directors beneficially owned the following dollar range of equity securities in the Fund:

------------------------------------------------------------------------
Name of director         Dollar range of        Aggregate dollar range
                         equity securities in   of equity securities
                         the Fund               in all funds of the
                                                Company overseen by
                                                the directors
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III          None                   Over $100,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.         $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson        $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist         $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------

For the fiscal year ended August 31, 2004, the directors received the following compensation from the Company for the Fund:

-----------------------------------------------------------------
                            Aggregate    Pension
                            compensation or
                            from the     retirement Total
                            Fund for     benefits   compensation
                            fiscal year  accrued    from the
Name and position held      ended        as part    Company(2)
                            August 31,   of Fund
                            2004(1)      expenses
-----------------------------------------------------------------
-----------------------------------------------------------------
John Pasco, III, Chairman   $-0-         N/A        $-0-
-----------------------------------------------------------------
-----------------------------------------------------------------
Samuel Boyd, Jr., Director  $2,300       N/A        $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
Paul M. Dickinson, Director $2,300       N/A        $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
William E. Poist, Director  $2,300       N/A        $15,600
-----------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2004.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2004. The Company consisted of a total of seven funds as of August 31,2004.

Approval of the Investment Advisory Agreement -- The Board of Directors of the Company most recently re-approved the terms and conditions of: (i) the Investment Advisory Agreement between the Company, and CSI Capital Management (the "Adviser"), on behalf of the Fund, at a meeting on December 9, 2004. At the meeting, the directors reviewed the materials provided to the directors in advance of the meeting. These materials included a description of the agreement, information concerning the fees charged for investment advisory services, information on the Fund's expense ratio, performance data for the Fund and comparable competitors and indices, and information concerning the personnel rendering investment advisory services to the Fund. Each director was also provided with a memorandum discussing the Board's responsibilities in connection with the renewal of these agreement and materials from Lipper, Inc. which analyzed the Fund's fees, expenses and performance in comparison to other comparable funds and indices.

The Board discussed the various information provided to them and reviewed the terms and conditions of the agreement. The Board also reviewed the nature, scope and quality of the investment advisory services provided to the Fund. The Board discussed the profitability of the Adviser. A discussion ensued concerning the renewal of the agreement. After discussion, it was decided to continue the agreement for a period of one year after the agreement's present expiration date, and that the agreement contained terms, including the provisions for fees, that were fair and reasonable to the Fund.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families. These sales waivers are in place because of the nature of the investor and in recognition of the reduced sales effort required to attract such investments.

              POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, the Adviser and the principal underwriter have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December 31, 2004, the following persons beneficially owned shares of the Fund in the following amounts:

------------------------------------------------------------------------
Names and addresses      Number of shares       Percent of Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Charles Schwab & Co.     3,332,430.244          99.54%
101 Montgomery Street
San Francisco, CA 94104
------------------------------------------------------------------------

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management, Inc., 445 Bush Street, 5th Floor, San Francisco, California 94108-3725, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Mr. Leland Faust, a Vice President of the
Company,  is  the  sole  owner  of  the  Adviser.   Mr.  Faust,  who  has  been
President of the Adviser since 1978, is the President and portfolio manager of the Fund.

The Adviser serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

The Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of average daily net assets The Adviser received $1,026,500, $967,253 and $1,151,921 from the Fund for the years ended August 31, 2002, 2003 and 2004, respectively.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to separate Administration Agreements with the Company (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administrative Agreement, CSS received administration fees of $156,738, $182,862 and $172,638 for the years ended August 31, 2004, 2003 and
2002, respectively.

CSS has contractually agreed to waive its fees and reimburse expenses in order to limit the Fund's Investor Shares total operating expenses to 1.49% and Class C Shares to 2.49% of average daily net assets through August 31, 2005.

CSS will be entitled to reimbursement of fees waived or remitted by CSS to the Fund. The total amount of reimbursement recoverable by CSS is the sum of all fees previously waived or remitted by CSS to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to CSS with respect to any waivers, reductions and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2004 was $47,820

Custodian -- Pursuant to a Custodian Agreement with the Company, UMB Bank ("UMB"), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund's securities and cash. With the consent of the Company, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services -- Pursuant to an Accounting Service Agreement(the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees of $43,415, $40,045 and $41,226 for the fiscal years ended August 31, 2004, 2003 and 2002, respectively.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the payment of deferred sales charges upon the redemption of Investor Shares and Class C Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. Prior to June 1, 2004, the Fund's Investor Shares were sold subject to a front-end sales charge. For the fiscal year ended August 31, 2004, FDCC received $233 in connection with the sale of Investor Shares. During the fiscal year ended August 31, 2003, FDCC received $1,662 in connection with the sale of Investor Shares. FDCC received deferred sales charges of $12,593 and $30,205 for fiscal years ended August 31, 2004 and 2003, respectively.

Independent Accountants -- The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for such Fund. The debt securities purchased by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from or sold to dealers includes a dealers' mark-up or mark-down. Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage commissions for the last three fiscal years is as listed below:

                        -------------------------------------------
                         2004           2003            2002
                        -------------------------------------------
                        -------------------------------------------
                        $47,058         $31,421         $76,967
                        -------------------------------------------

Portfolio Turnover -- Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. Under normal market conditions, the Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 shares to the Fund. The Company has further reclassified those shares as follows: 15,000,000 shares for Class A Shares; 10,000,000 shares for Institutional Shares; 10,000,000 shares for Class C Shares; and 15,000,000 shares for Investor Shares.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The Board of Directors of the Company have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another fund.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for Class A Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plan provides that Class A Shares of the Fund will pay a fee to the Distributor as described below. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this SAI, the Fund has not yet offered Class A Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plan for the fiscal year ended August 31, 2004.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares may be used to pay for shareholder support services.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares" issued by the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Class A Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Class A Shares. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus for Class A Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- A hypothetical illustration of the computation of the offering price per share of Institutional and Class A Shares of the Fund, using the value of the Fund's net assets attributable to Investor Shares and the number of outstanding Investor Shares of the Fund at the close of business on August 31, 2004 and the maximum front-end sales charge of 5.75% applicable to Class A Shares is as follows:

-------------------------------------------------------
Net assets                                $68,205,131
-------------------------------------------------------
-------------------------------------------------------
Outstanding shares                          4,804,010
-------------------------------------------------------
-------------------------------------------------------
Net asset value per share                 $     14.20
-------------------------------------------------------
-------------------------------------------------------
Sales charge (5.75% of the offering       $      0.87
price for Class A Shares)
-------------------------------------------------------
-------------------------------------------------------
Offering Price to Public                  $     15.07
-------------------------------------------------------

Statement of Intention -- The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A Shares applies to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Exchange Privilege -- Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the other fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions -- A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Company from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (888) 826-2520. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege -- Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.



                                   TAX STATUS

Distributions of Net Investment Income -- The Fund receives income generally in the form of dividend, interest and other income on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $10,644,620 available to offset future capital gains, if any, of which $5,571,878 expires in 2008, $4,557,375 expires in 2009 and $515,367 expires in 2011.

Effect of Foreign Investments on Distributions -- Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions -- The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations -- Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                           6
           Yield= 2[(a-b+1) -1]
                     ---
                     cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during  the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
          P(1+ T) = ERV

Where:

P     =    a hypothetical initial payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

As of the date of this SAI, the Fund has not yet offered Class A Shares. Accordingly, no performance information is being presented for Class A Shares of the Fund. Based on the foregoing, the average annual total return (before taxes) of the Institutional Shares of the Fund for the periods or years indicated would be:

------------------------------------------------------------------------
                     Periods ended August 31, 2004
------------------------------------------------------------------------
------------------------------------------------------------------------
        One Year               Five Years         Since Inception(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
         12.48%                   N/A                    0.03%
------------------------------------------------------------------------

(1) Institutional Shares' commencement of operations was 6/28/01.

Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                               Richmond, VA 23235
                            Telephone: (888) 826-2520
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2004 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                     Appendix  A

                             CSI CAPITAL MANAGEMENT

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I.    POLICY.

CSI Capital Management (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.   PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.   Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature
      of  the   conflict   so  that  the  client   will  be  able  to  make  an
      informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.    Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.    Client  Maintains  Proxy  Voting  Authority.  Where  a  client  specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.




IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o     whether the matter was put forward by the issuer or a shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o     whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding
      "poison pill"  provisions;  and g.           Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved
--------------------------------------------------------------------------------
(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

                                                                   EXHIBIT 17(c)


                         Annual Report to Shareholders

                                CSI Equity Fund


[LOGO]
CSI Capital Management
Financial Advisors
Investment Counsel

                              For the Year Ended

                                August 31, 2005


Dear Shareholder:

      In last year's letter to shareholders we discussed the fact the economy continued to demonstrate improving fundamentals in spite of the ongoing war in Iraq and oil prices at $50 per barrel. Here we are twelve months later and we are still engaged in the costly war in Iraq, oil prices now hover in the range of $70 per barrel, and as of August 31, 2005 the Federal Reserve Board had raised the Fed Funds Rate (the interest rate lending institutions charge one another for overnight borrowing) from 1.5% to 3.5%. Notwithstanding these headwinds, the economy has continued to push ahead with an annual GDP growth rate of over 3.5% for the twelve months ending August 31, 2005.

      Since the end of August, Hurricanes Katrina and Rita devastated the lives of countless families and communities and the cost of rebuilding alone has been estimated at over $200 billion. The financial impact of the storms was felt across the country as fuel prices rose immediately and the economy was "taxed" with every visit to the gas station. In addition, we now face the threat of higher energy prices impacting the cost of finished goods, which will likely cause much broader inflationary pressures on the economy. There is no doubt that the resiliency of the U.S. economy is being severely tested, and while a passing grade has been achieved so far, the results will be tabulated for months to come.

      Alan Greenspan and the Federal Reserve Board have faced their share of complex and challenging situations including the Savings & Loan crisis of 1989, the Asian currency crisis of 1997, the Russian debt default of 1998 and the collapse of Long Term Capital Management in the same year, the stock market bubble-burst of 2000, and the devastating events of 9/11. The current situation is a more subtle and less obvious problem to solve, but no less troublesome if a solution isn't found.

      Greenspan must strike a delicate balance of using higher interest rates to offset inflationary pressures without causing a dislocation in home prices. Historically low interest rates have significantly escalated real estate prices and created substantial home equity for millions of homeowners, which through "equity extraction" (refinancing) has been a significant source of the consumer spending that has fueled economic growth. Since consumer spending represents nearly 70% of economic growth, if consumers are faced with higher energy prices and increased costs of goods and services at the same time that they begin to see their home equity diminish, economic growth will certainly suffer.

      Until quite recently the bond market has believed that higher energy prices would be temporary and would not cause inflationary pressures to pervade the economy. This has kept the long-term bond (10-year Treasuries) at or around 4%, which allowed mortgage rates to remain at historically low levels. However, over the past few weeks 10-year Treasuries have risen to 4.5%, which has caused modest increases in mortgage rates and may portend a reversal of inflation expectations and higher rates to come.

      There are a number of key issues that will determine the course of the economy and markets for the balance of 2005 and into 2006. Chief among them will be the impact on consumer confidence as the $200 billion of post-hurricane rebuilding filters through the economy. Additionally important are the inflationary pressures of continued higher energy prices and the resultant direction of long-term interest rates. In turn, this will determine if current housing prices are sustainable, which is crucial to maintaining consumer spending, the life-blood of healthy economic growth.

      While these issues have a more immediate impact on the economy and the market, we can not avoid the longer-term issues of our mounting budget and trade deficits, which have been exacerbated by the cost of the war in Iraq, the added expense of Katrina and Rita, and our increasing dependence on foreign oil. For the time being, foreign central banks (mainly China and Japan) continue to finance our excessive deficits by purchasing U.S. Treasury obligations. However, we have little control over how long this will continue. It is true that a healthy U.S. economy is in the best interest of China and Japan and that the U.S. dollar is still the currency of choice, but

                                      1


it doesn't change the fact that these foreign central banks are in the driver's seat as long as we are in need of someone to finance our deficits.

      The solutions to these problems are not readily apparent, especially as the economies of the world become increasingly interdependent and the list of global economic variables expands.

Portfolio Discussion

      For the year ending August 31, 2005 the CSI Equity Fund was up 9.50%, inclusive of all fund expenses. Before expenses, the Fund's portfolio was up 10.99%, lagging the 12.51% return of the S&P 500. Our approach to managing the fund is distinctly conservative, the benefits of which have resulted in meaningful out-performance of the S&P 500 since the inception of the Fund.

      Our perennial overweighting of consumer stocks provided mixed results during the year ending August 31, 2005. Though companies like Avon Products and Costco were down in an up-market and other consumer stalwarts like Proctor & Gamble and Sysco were flat on the year, we continue to be long-term believers in this sector. Not surprisingly, our energy related companies performed well over the past twelve months, along with our other resource companies, BHP and Hutchison Whampoa. In the heath care sector, Amgen, JNJ, and Medtronic all contributed nicely. Contributing as well were some of our international companies such as National Bank of Australia, China Mobile and Eon.

      We remain committed to high-quality, industry-leading companies with strong balance sheets and experienced management. The portfolio is well diversified among industries and markets and has excellent prospects for consistent and profitable growth over the next several years. While we believe that the portfolio is well positioned to benefit from continued economic growth, we also have confidence that its high quality nature provides protection should the economy and the market fail to meet our short term expectations.

                                    Leland Faust
                                    Portfolio Manager

                                      2


                                    [CHART]

                      COMPARISON OF $10,000 INVESTMENT IN
             CSI EQUITY FUND VS. LIPPER GLOBAL LARGE CAP CORE INDEX
                             INVESTOR CLASS SHARES

                 CSI EQUITY FUND          LIPPER GLOBAL LARGE-CAP CORE INDEX
                 ---------------          ----------------------------------
10/15/1997             10.0                             10.0
 8/31/1998              9.3                              9.6
 8/31/1999             12.6                             12.6
 8/31/2000             17.3                             15.8
 8/31/2001             14.0                             11.8
 8/31/2002             12.4                              9.9
 8/31/2003             13.0                             10.6
 8/31/2004             15.5                             11.8
 8/31/2005             16.9                             13.7

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.

 Average Annual Total Return for Period Ended August 31, 2005*

          1 Year        5 Year        Since Inception
          ------        ------        ---------------
           9.50%         -1.65%            6.91%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares


The Lipper Global Large Cap Core Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest
30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)



                                      3

                                CSI Equity Fund

                                    [CHART]

COMPARISON OF $10,000 INVESTMENT IN
CSI EQUITY FUND VS. LIPPER GLOBAL LARGE CAP CORE INDEX
INSTITUTIONAL CLASS SHARES

                  CSI EQUITY FUND             LIPPER GLOBAL LARGE-CAP CORE INDEX
                  ---------------             ----------------------------------
6/28/2001               10.0                              10.0
8/31/2001                9.6                               9.4
8/31/2002                8.5                               8.0
8/31/2003                8.9                               8.4
8/31/2004               10.0                               9.4
8/31/2005               11.0                              10.9


         Average Annual Total Return for Period Ended August 31, 2005*

         1 Year              Since Inception
         ------              ---------------
          9.57%                  2.24%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

The Lipper Global Large Cap Core Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the largest 30 qualifying equity funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)



                                      4

                                CSI Equity Fund

CSI EQUITY FUND

Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs:
(1) transaction costs, including contingent deferred sales charges on certain redemptions made within 90 days of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2005 and held for the six months ended August 31, 2005.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Expenses Paid During Period*
                  Beginning Account Value Ending Account Value    March 1, 2005 through
                       March 1, 2005        August 31, 2005          August 31, 2005
INVESTOR CLASS    ----------------------- -------------------- ----------------------------
Actual                    $1,000               $1,006.46                  $7.54
Hypothetical
(5% return before
  expenses)               $1,000               $1,017.55                  $7.58

                                                               Expenses Paid During Period*
                  Beginning Account Value Ending Account Value    March 1, 2005 through
INSTITUTIONAL          March 1, 2005        August 31, 2005          August 31, 2005
CLASS             ----------------------- -------------------- ----------------------------
Actual                    $1,000               $1,006.83                  $7.54
Hypothetical
(5% return before
  expenses)               $1,000               $1,017.55                  $7.58

* -Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

                                      5

                                CSI Equity Fund

Portfolio Holdings, by Sector, as Percentage of Net Assets

                                    [CHART]

                CSI EQUITY FUND
         PORTFOLIO HOLDINGS, BY SECTOR,
          AS PERCENTAGE OF NET ASSETS
              AS OF 8/31/2004
          ---------------------------

Industry Sector                            Percent of Net Assets
---------------                            ---------------------
Banking                                          13.38%
Beverages                                         3.65%
Computers and peripherals                         3.16%
Computer software/services                        3.30%
Drug and medical                                  8.52%
Electronics/equipment                             8.62%
Financials                                        5.55%
Food                                              6.94%
Household                                         4.69%
Manufacturing                                     5.86%
Materials                                         2.00%
Oil                                               9.95%
Retail                                            7.68%
Semi-conductors                                   2.01%
Telecommunications                                3.47%
Transportation                                    6.52%
Utilities                                         4.02%
Other assets, net                                 0.69%


                                      6

                                CSI Equity Fund

                                CSI EQUITY FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                August 31, 2005

           Number                                          Market
           of Shares Description                           Value
           --------- -----------                        ------------

                     COMMON STOCKS:              99.31%

                     BANKING:                    13.38%
            133,000  Banco De Santander ADR             $  1,639,890
             52,000  Bank America                          2,237,560
             50,000  Danske Bank AS*                       1,515,000
             41,000  DBS Group Holdings ADR                1,518,382
             33,700  HSBC Holdings ADR                     2,724,308
             23,100  National Bank Austria                 2,735,040
             19,600  Wachovia Corp.                          972,552
             40,000  Wells Fargo & Co.                     2,384,800
                                                        ------------
                                                          15,727,532
                                                        ------------

                     BEVERAGES:                   3.65%
            33,000   Anheuser Busch Cos.                   1,462,230
            51,500   Pepsico Inc.                          2,824,775
                                                        ------------
                                                           4,287,005
                                                        ------------

                     COMPUTER AND PERIPHERALS:    3.16%
           102,000   Cisco Systems, Inc.*                  1,797,240
            54,000   Dell Computer*                        1,922,400
                                                        ------------
                                                           3,719,640
                                                        ------------

                     COMPUTER SOFTWARE/SERVICES:  3.30%
            87,200   Microsoft Corp.                       2,389,280
            35,000   SAP ADR                               1,493,450
                                                        ------------
                                                           3,882,730
                                                        ------------

                     DRUG AND MEDICAL:            8.52%
            57,800   Abbott Laboratories                   2,608,514
            36,700   Amgen, Inc.*                          2,932,330
            42,000   Johnson & Johnson                     2,662,380
            71,225   Pfizer Inc.                           1,814,101
                                                        ------------
                                                          10,017,325
                                                        ------------

                     ELECTRONICS/EQUIPMENT:       8.61%
            34,100   Canon Inc. ADR                        1,727,165
            41,400   Emerson Electric Co.                  2,785,392
            83,000   General Electric Corp.                2,789,630
            49,600   Medtronic Inc.                        2,827,200
                                                        ------------
                                                          10,129,387
                                                        ------------

                     FINANCIAL:                   5.55%
            30,200   American International                1,787,840
             64,000  1st Data Corp                         2,659,200
             43,000  State Street Corp                     2,078,190
                                                        ------------
                                                           6,525,230
                                                        ------------

                                      7

                                CSI Equity Fund

            Number                                         Market
            of Shares Description                          Value
            --------- -----------                       ------------

                      FOOD:                       6.94%
             25,000   Diageo PLC ADR                    $  1,442,750
             39,800   Nestle S.A. ADR                      2,783,107
             37,000   Sysco Corp.                          1,235,060
             38,000   William Wrigley Jr. Company          2,699,900
                                                        ------------
                                                           8,160,817
                                                        ------------

                      HOUSEHOLD:                  4.69%
              7,400   Kao Corporation ADR*                 1,747,874
             50,800   Proctor & Gamble                     2,818,384
             12,000   Toto Ltd.                              949,116
                                                        ------------
                                                           5,515,374
                                                        ------------

                      MANUFACTURING:              5.86%
             51,600   Dupont EI                            2,041,812
             33,000   3M Co.                               2,347,950
             50,000   United Technologies                  2,500,000
                                                        ------------
                                                           6,889,762
                                                        ------------

                      MATERIALS:                  2.00%
             75,000   BHP Billiton LTD ADR                 2,348,250
                                                        ------------

                      OIL:                        9.95%
             40,000   BP PLC ADR                           2,735,200
             47,000   Conocophillips                       3,099,180
             34,000   Schlumberger Ltd.                    2,931,820
             22,200   Total Fina ADR                       2,926,848
                                                        ------------
                                                          11,693,048
                                                        ------------

                      RETAIL:                     7.68%
             73,800   Avon Products                        2,422,116
             75,000   Borders Group Inc.                   1,712,250
             60,000   Costco Wholesale                     2,606,400
             56,700   Home Depot Inc.                      2,286,144
                                                        ------------
                                                           9,026,910
                                                        ------------

                      SEMI-CONDUCTORS:            2.01%
             92,000   Intel Corp.                          2,366,240
                                                        ------------

                      TELECOMMUNICATIONS:         3.47%
            103,000   China Telecom Ltd Adr                2,250,550
             37,000   Hutchison Whampoa ADR                1,825,683
                                                        ------------
                                                           4,076,233
                                                        ------------

                      TRANSPORTATION:             6.52%
             28,000   Fedex Corporation                    2,280,320
             24,000   Harley-Davidson                      1,182,240
             40,000   Johnson Controls Inc.                2,399,200
              22,050  Toyota Motor ADR                     1,807,659
                                                        ------------
                                                           7,669,419
                                                        ------------

                                      8

                                CSI Equity Fund

              Number                                     Market
              of Shares Description                      Value
              --------- -----------                   ------------

                        UTILITIES:              4.02%
               67,000   EON AG ADR                    $  2,137,300
               60,000   FPL Group                        2,585,400
                                                      ------------
                                                         4,722,700
                                                      ------------
                        TOTAL INVESTMENTS:
                        (Cost: $95,735,051)**  99.31%  116,757,602
                        Other assets, net       0.69%      813,627
                                              ------  ------------
                        NET ASSETS            100.00% $117,571,229
                                              ======  ============

* Non-income producing
**Cost for Federal income tax purposes is $95,735,051 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $24,180,370
                   Gross unrealized depreciation  (3,157,819)
                                                 -----------
                   Net unrealized appreciation   $21,022,551
                                                 ===========

ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

                                      9

                                CSI Equity Fund

CSI EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $95,735,051) (Notes 1 & 3)                            $116,757,602
 Cash                                                                                                435,033
 Accounts receivable:
   Dividend                                                                            $331,226
   Interest                                                                                 936
   Capital stock sold                                                                   115,850
                                                                                       --------
                                                                                                     448,012
 Prepaid Expenses                                                                                     48,980
                                                                                                ------------
       TOTAL ASSETS                                                                              117,689,627
                                                                                                ------------

LIABILITIES
 Capital stock redeemed                                                                               46,530
 Accrued advisor fees                                                                                 70,772
 Other accrued liabilities                                                                             1,096
                                                                                                ------------
       TOTAL LIABILITIES                                                                             118,398
                                                                                                ------------

NET ASSETS                                                                                      $117,571,229
                                                                                                ============
Investor Class Shares
 NET ASSETS                                                                                     $ 66,112,329
                                                                                                ============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($66,112,329 / 4,259,920 shares outstanding)                                                 $      15.52
                                                                                                ============

Institutional Class Shares
 NET ASSETS                                                                                     $ 51,458,900
                                                                                                ============
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   ($51,458,900 / 3,318,834 shares outstanding)                                                 $      15.51
                                                                                                ============

NET ASSETS CONSIST OF:
At August 31, 2005 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:
 Paid in capital                                                                                $103,758,512
 Undistributed net investment income                                                                 886,824
 Accumulated net realized loss on investments                                                     (8,096,658)
 Net unrealized appreciation of investments                                                       21,022,551
                                                                                                ------------
 Net assets                                                                                     $117,571,229
                                                                                                ============

See Notes to Financial Statements

                                      10

                                CSI Equity Fund

CSI EQUITY FUND
STATEMENT OF OPERATIONS

Year ended August 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend                                               $2,649,062
 Interest                                                   23,308
                                                        ----------
   Total income                                                    $ 2,672,370
                                                                   -----------

EXPENSES
 Investment management fees (Note 2)                     1,194,838
 Recordkeeping and administrative services (Note 2)        195,041
 Custodian fees                                              9,874
 Accounting fees (Note 2)                                   43,324
 Professional fees                                          87,335
 Transfer agent fees (Note 2)                               45,547
 Registration fees                                          40,900
 Shareholder servicing and reports                          57,820
 Chief Compliance Officer fees                              17,449
 Directors fees                                             10,700
 Insurance                                                  49,523
 Miscellaneous expenses                                     76,301
                                                        ----------
   Total expenses                                                    1,828,652
   Fee waivers (Note 2)                                                (43,106)
                                                                   -----------
 Net expenses                                                        1,785,546
                                                                   -----------
 Net investment income                                                 886,824
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                    2,547,962
 Net increase in unrealized appreciation on investments              7,323,096
                                                                   -----------
 Net gain on investments                                             9,871,058
                                                                   -----------
 Net increase in net assets resulting from operations              $10,757,882
                                                                   ===========

See Notes to Financial Statements

                                      11

                                CSI Equity Fund

CSI EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Year ended      Year ended
                                                                         August 31, 2005 August 31, 2004
                                                                         --------------- ---------------
OPERATIONS
 Net investment income                                                    $    886,824    $    261,185
 Net realized gain on investments                                            2,547,962       2,323,071
 Change in net unrealized appreciation of investments                        7,323,096      10,937,253
                                                                          ------------    ------------
 Net increase in net assets resulting from operations                       10,757,882      13,521,509

DISTRIBUTION TO SHAREHOLDERS FROM
 Net investment income ($0.03 and $0.05 per share, respectively)--
   Investor Class                                                             (123,343)       (248,580)
 Net investment income ($0.03 and $0.05 per share, respectively)--
   Institutional Class                                                         (87,720)       (154,534)
                                                                          ------------    ------------
   Total distributions                                                        (211,063)       (403,114)
                                                                          ------------    ------------

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from capital share transactions*--
   Investor Class                                                           (8,269,642)     (9,466,015)
 Net increase in net assets resulting from capital share transactions*--
   Institutional Class                                                       1,610,310       3,955,155
                                                                          ------------    ------------
 Net increase in net assets                                                  3,887,487       7,607,535
 Net assets at beginning of year                                           113,683,742     106,076,207
                                                                          ------------    ------------
NET ASSETS at end of year (including undistributed net investment
  income of $886,824 and $211,063, respectively)                          $117,571,229    $113,683,742
                                                                          ============    ============

* A summary of capital share transactions follows:

                                           Year ended             Year ended
                                        August 31, 2005         August 31, 2004
Investor Class Shares                ---------------------  ----------------------
                                      Shares      Value      Shares       Value
                                     --------  -----------  --------  ------------
Shares sold                            82,517  $ 1,240,557    63,890  $    859,639
Shares reinvested from distributions    7,940      122,587    16,847       228,442
Shares redeemed                      (634,547)  (9,632,786) (759,528)  (10,554,096)
                                     --------  -----------  --------  ------------
Net decrease                         (544,090) $(8,269,642) (678,791) $ (9,466,015)
                                     ========  ===========  ========  ============

                                           Year ended             Year ended
                                        August 31, 2005         August 31, 2004
Institutional Class Shares           ---------------------  ----------------------
                                      Shares      Value      Shares       Value
                                     --------  -----------  --------  ------------
Shares sold                           530,120  $ 7,943,378   845,436  $ 11,398,401
Shares reinvested from distributions    5,690       87,720    11,405       154,534
Shares redeemed                      (423,802)  (6,420,788) (547,307)   (7,597,780)
                                     --------  -----------  --------  ------------
Net increase                          112,008  $ 1,610,310   309,534  $  3,955,155
                                     ========  ===========  ========  ============

See Notes to Financial Statements

                                      12

                                CSI Equity Fund

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                     Investors Class
                                            -----------------------------------------------------------
                                                                 Years ended August 31,
                                            -----------------------------------------------------------
                                              2005       2004          2003          2002           2001
                                            -------  -------       -------       -------       --------
Per Share Operating Performance
Net asset value, beginning of year          $ 14.20  $ 12.66       $ 12.07       $ 13.62       $  18.37
                                            -------  -------       -------       -------       --------
Income from investment operations-
 Net investment income (loss)                  0.09     0.04          0.05            --           0.01
 Net realized and unrealized gain (loss) on
   investments                                 1.26     1.55          0.54         (1.54)         (3.45)
                                            -------  -------       -------       -------       --------
 Total from investment operations              1.35     1.59          0.59         (1.54)         (3.44)
                                            -------  -------       -------       -------       --------
Less distributions-
 Distributions from net investment income     (0.03)   (0.05)         0.00/[1]/    (0.01)            --
 Distributions from capital gains                --       --            --            --          (1.31)
                                            -------  -------       -------       -------       --------
 Total distributions                          (0.03)   (0.05)         0.00         (0.01)         (1.31)
                                            -------  -------       -------       -------       --------
 Net asset value, end of year               $ 15.52  $ 14.20       $ 12.66       $ 12.07       $  13.62
                                            =======  =======       =======       =======       ========
Total Return                                   9.50%   12.55%         4.91%       (11.31%)       (19.32%)
                                            =======  =======       =======       =======       ========
Ratios/Supplemental Data
 Net assets, end of year (000's)            $66,112  $68,205       $69,428       $74,829       $104,283
Ratio to average net assets /(A)/-
 Expenses                                      1.49%    1.49%/(B)/    1.49%/(B)/    1.51%/(B)/     1.45%/(B)/
 Expenses - net                                1.49%    1.49%/(C)/    1.49%/(C)/    1.51%/(C)/     1.44%/(C)/
 Net investment income                         0.74%    0.23%         0.36%         0.00%          0.06%
Portfolio turnover rate                       17.51%   25.11%        10.28%        15.86%         17.16%

/[1]/ -less than one cent

* -annualized

/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.04% for the year ended August 31, 2005 and 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio has been increased to include custodian fees which were offset by custodian credits for the year ended August 31, 2001.

/(C)/ Expense ratio - net reflects the effect of the custodian fee credits, fee waivers and reimbursements.

See Notes to Financial Statements

                                      13

                                CSI Equity Fund

CSI EQUITY FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                              Institutional Class
                                     --------------------------------------------------------------
                                                   Years ended August 31,
                                     --------------------------------------------         Period ended
                                       2005       2004          2003          2002      August 31, 2001*
                                     -------  -------       -------       -------       ----------------
Per Share Operating Performance
Net asset value, beginning of period $ 14.18  $ 12.65       $ 12.06       $ 13.62            $14.95
                                     -------  -------       -------       -------            ------
Income from investment operations-
 Net investment income (loss)           0.09     0.03          0.04            --                --
 Net realized and unrealized gain
   (loss) on investments             $  1.27  $  1.55          0.55         (1.55)            (0.62)
                                     -------  -------       -------       -------            ------
 Total from investment operations       1.36     1.58          0.59         (1.55)            (0.62)
                                     -------  -------       -------       -------            ------
Less distributions-
 Distributions from net investment
   income                              (0.03)   (0.05)           --         (0.01)               --
 Distributions from capital gains                                --            --             (0.71)
                                     -------  -------       -------       -------            ------
Total distributions                    (0.03)   (0.05)           --         (0.01)            (0.71)
                                     -------  -------       -------       -------            ------
 Net asset value, end of period      $ 15.51  $ 14.18       $ 12.65       $ 12.06            $13.62
                                     =======  =======       =======       =======            ======
Total Return                            9.57%   12.48%         4.89%       (11.38%)           (4.26%)
                                     =======  =======       =======       =======            ======
Ratios/Supplemental Data
 Net assets, end of period (000's)   $51,459  $45,479       $36,648       $22,891            $6,598
Ratio to average net assets /(A)/-
 Expenses                               1.49%    1.49%/(B)/    1.49%/(B)/    1.62%/(B)/        1.45%**/(B)/
 Expenses - net                         1.49%    1.49%/(C)/    1.49%/(C)/    1.62%/(C)/        1.44%**/(C)/
 Net investment income                  0.74%    0.23%         0.36%         0.00%             0.01%**
Portfolio turnover rate                17.51%   25.11%        10.28%        15.86%            17.16%

*Commencement of operations of Institutional Class Shares was June 28, 2001 **Annualized

/(A)/ Administrative fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 0.04% for the year ended August 31, 2005 and 0.08% for the year ended August 31, 2003.

/(B)/ Expense ratio has been increased to include custodian fees which were offset by custodian credits for the year ended August 31, 2001.

/(C)/ Expense ratio - net reflects the effect of the custodian fee credits, fee waivers and reimbursements.

See Notes to Financial Statements

                                      14

                                CSI Equity Fund

CSI EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2005
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The CSI Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in 1997 as a series of TWF which has allocated to the Fund 50,000,000 of its 850,000,000 shares of $.01 par value common stock.

      The objective of the Fund is to seek to achieve growth of capital by investing in a portfolio composed of common stocks and securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock. In seeking to meet its objective, the Fund will invest on a global basis.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Securities for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts are valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryforward of $8,096,658 available to offset future capital gains, if any, of which $2,057,534 expires in 2007, $4,557,375 expires in 2010 and $1,481,749 expires in 2012.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Cash and Cash Equivalents. Cash and cash equivalents consist of overnight deposits with Custodian Bank which earn interest at the current market rate.

      E. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                      15

                                CSI Equity Fund

      F. Class Net Asset Values and Expenses. All income, expenses, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      G. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share for the year ended August 31, 2005.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, CSI Capital Management, Inc. ("CSI") provides investment services for an annual fee of 1.00% of average daily net assets of the Fund.

      Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder services, recordkeeping, administrative and blue-sky filing services. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. Of the $40,900 of filing and registration fees expense incurred and the $57,820 of shareholder services and reports expense incurred, CSS received $6,240 and $3,032, respectively, for these services. For other administrative services, CSS receives 0.20% of average daily net assets of the Fund on the first $50 million, 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.10% per annum of the average daily net assets over $100 million. CSS has contractually agreed to waive its fees and reimburse the Fund for expenses in order to limit operating expenses to 1.49% of average daily net assets through August 31, 2005. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund's business ("extraordinary expenses"). For the year ended August 31, 2005, CSS earned $195,041 in administrative fees, of which $43,106 was waived.

      The Administrator will be entitled to reimbursement of fees waived or remitted by the Administrator to the Fund. The total amount of reimbursement recoverable by the Administrator is the sum of all fees previously waived or remitted by the Administrator to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Administrator with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2005 was $90,926 of which $47,820 expires August 31, 2006 and $43,106 expires August 31, 2008.

      First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended August 31, 2005, FDCC received no fees and commissions from the sale of Fund shares. In addition, FDCC receives a contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended August 31, 2005, the CDSC for Fund shares redeemed was $6,493.

      Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $34,606, for its services for the year ended August 31, 2005.

      Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. CFA received $43,324 for its services for the year ended August 31, 2005.

      Certain officers and/or an interested director of the Fund are also officers and/or director of FDCC, CSI, CSS, CFA and FSI.

                                      16

                                CSI Equity Fund

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended August 31, 2005, aggregated $19,821,250 and $24,517,762, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions paid during the year ended August 31, 2005 and the year ended August 31, 2004 was as follows:

                                       Year ended      Year ended
                                     August 31, 2005 August 31, 2004
                                     --------------- ---------------
            Distributions paid from:
             Ordinary income            $211,063        $403,114
                                        ========        ========

      As of August 31, 2005 the components of distributable earnings on a tax basis were as follows:

                   Undistributed net investment
                     income                     $   886,824
                   Capital loss carryforward     (8,096,658)
                   Unrealized appreciation       21,022,551
                                                -----------
                                                $13,812,717
                                                ===========

                                      17

                                CSI Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors World Funds, Inc.
Richmond, Virginia

We have audited the accompanying statements of assets and liabilities of the CSI Equity Fund, a series of The World Funds, Inc., including the schedule of portfolio investments as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the CSI Equity Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in it net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 30, 2005

                                      18

                                CSI Equity Fund

The World Funds, Inc.
(the "Company")

Supplemental Information (unaudited)

Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

Name, Address and Age    Position(s) Held Number of Principal Occupation(s)               Other
                         with Company     Funds in  During the Past 5 Years               Directorships by
                         and Tenure       Company                                         Directors and
                                          Overseen                                        Number of Funds
                                                                                          in the Complex
                                                                                          Overseen
-----------------------------------------------------------------------------------------------------------
Interested Directors:
-----------------------------------------------------------------------------------------------------------
* John Pasco, III        Chairman,            9     Mr. Pasco is Treasurer and a Director The World
8730 Stony Point Parkway Director and               of Commonwealth Shareholder           Insurance Trust -
Suite 205                Treasurer since            Services, Inc. ("CSS"), the           1 Fund
Richmond, VA 23235       May, 1997                  Company's Administrator, since
(60)                                                1985; President and Director of First
                                                    Dominion Capital Corp. ("FDCC"),
                                                    the Company's underwriter; President
                                                    and Director of Fund Services, Inc.,
                                                    the Company's Transfer and
                                                    Disbursing Agent since 1987;
                                                    President and Treasurer of
                                                    Commonwealth Capital Management,
                                                    Inc. since 1983 which also owns an
                                                    interest in the investment adviser to
                                                    the Third Millennium Russia Fund,
                                                    another fund of the Company;
                                                    President of Commonwealth Capital
                                                    Management, LLC, the adviser to the
                                                    Fund and the adviser to the
                                                    GenomicsFund series of the
                                                    Company, since December, 2000;
                                                    President and Director of
                                                    Commonwealth Fund Accounting,
                                                    Inc., which provides bookkeeping
                                                    services to the Company; and
                                                    Chairman, Trustee and Treasurer of
                                                    The World Insurance Trust, a
                                                    registered investment company, since
                                                    May, 2002; and Chairman, Director
                                                    and Treasurer of Vontobel Funds,
                                                    Inc., a registered investment
                                                    company, since March, 1997. Mr.
                                                    Pasco is also a certified public
                                                    accountant.
-----------------------------------------------------------------------------------------------------------

                                      20


Name, Address and Age   Position(s) Held Number of Principal Occupation(s)                Other
                        with Company     Funds in  During the Past 5 Years                Directorships by
                        and Tenure       Company                                          Directors and
                                         Overseen                                         Number of Funds
                                                                                          in the Complex
                                                                                          Overseen
-----------------------------------------------------------------------------------------------------------
Non-Interested Directors:
-----------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr.         Director since      9     Retired. Mr. Boyd was Manager of       The World
10808 Hob Nail Court     May, 1997                 the Customer Services Operations and   Insurance Trust -
Potomac, MD 20854                                  Accounting Division of the Potomac     1 Fund; Satuit
(65)                                               Electric Power Company from            Capital
                                                   August, 1978 until April, 2005; a      Management
                                                   Trustee of The World Insurance         Trust - 1 Fund;
                                                   Trust, a registered investment         Janus Advisors
                                                   company, since May, 2002; a Trustee    Series Trust - 2
                                                   of Satuit Capital Management Trust, a  Funds (September
                                                   registered investment company, since   2003 - May 2005)
                                                   October, 2002; a Trustee of Janus
                                                   Advisors Series Trust, a registered
                                                   investment company, since
                                                   September, 2003; and Director of
                                                   Vontobel Funds, Inc., a registered
                                                   investment company, since March,
                                                   1997. Mr. Boyd is also a certified
                                                   public accountant.
-----------------------------------------------------------------------------------------------------------
William E. Poist         Director since      9     Mr. Poist is a financial and tax       The World
5272 River Road          May, 1997                 consultant through his firm            Insurance Trust -
Bethesda, MD 20816                                 Management Funds Consulting for        1 Fund; Satuit
(66)                                               Professionals since 1968; a Trustee of Capital
                                                   Satuit Capital Management Trust, a     Management
                                                   registered investment company, since   Trust - 1 Fund
                                                   November, 2003; and a Trustee of
                                                   The World Insurance Trust, a
                                                   registered investment company, since
                                                   May, 2002; and Director of Vontobel
                                                   Funds, Inc., a registered investment
                                                   company, since March, 1997. Mr.
                                                   Poist is also a certified public
                                                   accountant.
-----------------------------------------------------------------------------------------------------------
Paul M. Dickinson        Director since      9     Mr. Dickinson is President of Alfred   The World
8704 Berwickshire Drive  May, 1997                 J. Dickinson, Inc. Realtors since      Insurance Trust -
Richmond, VA 23229                                 April, 1971; a Trustee of Satuit       1 Fund; Satuit
(58)                                               Capital Management Trust, a            Capital
                                                   registered investment company, since   Management
                                                   November, 2003; Trustee of The         Trust - 1 Fund
                                                   World Insurance Trust, a registered
                                                   investment company, since May,
                                                   2002; and Director of Vontobel
                                                   Funds, Inc., a registered investment
                                                   company, since March, 1997.
-----------------------------------------------------------------------------------------------------------

                                      21


Name, Address and Age        Position(s) Held Number of Principal Occupation(s)                 Other
                             with Company     Funds in  During the Past 5 Years                 Directorships by
                             and Tenure       Company                                           Directors and
                                              Overseen                                          Number of Funds
                                                                                                in the Complex
                                                                                                Overseen
----------------------------------------------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------------------------------------------
F. Byron Parker, Jr.         Secretary since     N/A    Mr. Parker is Secretary of CSS and            N/A
1500 Forest Avenue           May, 1997                  FDCC since 1986; Secretary of The
Suite 222                                               World Insurance Trust, a registered
Richmond, VA 23229                                      investment company, since May,
(62)                                                    2002; and Secretary of Vontobel
                                                        Funds, Inc., a registered investment
                                                        company, since March, 1997; and
                                                        partner in the law firm Parker and
                                                        McMakin.
----------------------------------------------------------------------------------------------------------------
*Leland H. Faust             President of the    N/A    Mr. Faust is President of CSI Capital         N/A
One Montgomery Street        CSI Equity Fund            Management, Inc., a registered
Suite 2525                   series since               investment adviser, since 1978. Mr.
San Francisco, CA 94104      October, 1997              Faust is also a partner in the law firm
(59)                                                    Taylor & Faust since September,
                                                        1975.
----------------------------------------------------------------------------------------------------------------
*Stephen Goddard             Vice President      N/A    Mr. Goddard has been the President            N/A
One James Center             of the Company             and principal shareholder of The
Suite 1501                   and President of           London Company, a registered
Richmond, VA 23219           the New Market             investment adviser, since its inception
(44)                         Fund series                and has been the portfolio manager of
                             since March,               the New Market Fund series since its
                             2003                       inception on October 1, 1998. Mr.
                                                        Goddard is also a director and
                                                        shareholder of Virginia Management
                                                        Investment Corporation, a registered
                                                        investment adviser. Mr. Goddard has
                                                        sixteen years experience in senior
                                                        portfolio management, security
                                                        analysis and finance.
----------------------------------------------------------------------------------------------------------------
*John T. Connor, Jr.         Vice President      N/A    Mr. Connor is President of Third              N/A
1185 Avenue of the Americas, of the Company             Millennium Investment Advisors,
32nd Floor                   and President of           LLC, a registered investment adviser,
New York, NY 10036           the Third                  since April, 1998; and Chairman of
(64)                         Millennium                 ROSGAL Insurance since 1993.
                             Russia Fund
                             series since
                             October, 1998
----------------------------------------------------------------------------------------------------------------

                                      22


Name, Address and Age       Position(s) Held Number of Principal Occupation(s)                 Other
                            with Company     Funds in  During the Past 5 Years                 Directorships by
                            and Tenure       Company                                           Directors and
                                             Overseen                                          Number of Funds
                                                                                               in the Complex
                                                                                               Overseen
---------------------------------------------------------------------------------------------------------------
Officers (continued):
---------------------------------------------------------------------------------------------------------------
*Robert J. Sullivan         Vice President      N/A    Chairman, President and Treasurer of          N/A
2608 Goldbug Avenue         of the Company             Satuit Capital Management Trust, an
Sullivan's Island, SC 29482 and President of           open-end investment management
(44)                        the                        company, since December, 2000;
                            GenomicsFund               Managing Director and Investment
                            series since               Officer of Satuit Capital Management,
                            January, 2003              LLC, a registered investment adviser,
                                                       from June, 2000 to Present; Portfolio
                                                       Manager and Senior Equity Analyst at
                                                       Cadence Capital Management from
                                                       1997 to 2000, an institutional asset
                                                       management firm.
---------------------------------------------------------------------------------------------------------------
*Russell Platt              Vice President      N/A    Mr. Platt is Chief Executive Officer          N/A
518 17th Street             of the Company             of Forum Partners, an investment
Suite 1700                  and President of           management firm. Previously he was
Denver, CO 80202            the Dividend               a Managing Director of Security
                            Capital Realty             Capital Research and Management,
                            Income Fund                Inc.'s investment management
                            series since               subsidiary Prior to joining Security
                            December, 2003             Capital, Mr. Platt served as President-
                                                       International of JER Partners, a real
                                                       estate investment company, and prior
                                                       to that, served from 1982 to 1999 at
                                                       Morgan Stanley.
---------------------------------------------------------------------------------------------------------------
*Gunter Faschang            Vice President      N/A    Mr. Faschang began his career in              N/A
450 Park Avenue             of the Company             September 1995 as a registered trader
New York, NY 10022          and President of           on the floor of the Frankfurt Stock
(33)                        the Eastern                Exchange with Sputz AG and Exco-
                            European Equity            Bierbaum. In March 1997 he joined
                            Fund series                Investmentbank Austria, Vienna, as a
                            since November,            Central European equity strategist. In
                            2004                       January 1998 Mr. Faschang moved to
                                                       Erste Bank, Vienna, as a Central
                                                       European equity strategist and sector
                                                       analyst for Russian oil stocks, with
                                                       responsibility for organizing the Erste
                                                       group's Central European research
                                                       effort. In March 2000 he was
                                                       appointed manager of Erste-
                                                       Sparinvest's Danubia Fund. In July
                                                       2001 Mr. Faschang joined Vontobel
                                                       Asset Management AG as head of
                                                       Eastern European equity management
                                                       and research, and was at the same
                                                       time appointed a Vice President of
                                                       Vontobel Asset Management, a
                                                       registered investment adviser.
---------------------------------------------------------------------------------------------------------------

                                      23


Name, Address and Age Position(s) Held Number of Principal Occupation(s)               Other
                      with Company     Funds in  During the Past 5 Years               Directorships by
                      and Tenure       Company                                         Directors and
                                       Overseen                                        Number of Funds
                                                                                       in the Complex
                                                                                       Overseen
-------------------------------------------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------------------------------------------
Peter L. Smith           Chief            N/A    Mr. Smith is Director of Compliance         N/A
4834 Langdrum Lane       Compliance              for AmeriMutual Funds Distributor,
Chevy Chase, MD 20815    Officer                 and Newfield Advisors, LLC, a
(72)                                             registered broker dealer and a
                                                 registered investment adviser,
                                                 respectively, from 2003 to present;
                                                 Senior Compliance Officer of Mutual
                                                 Fund Services, FBR National Bank
                                                 and Trust, from 2002 to 2003; and
                                                 Senior Vice President of Operations,
                                                 Administration and Compliance for
                                                 the Monument Funds, a registered
                                                 investment company and Principal of
                                                 Monument Distributors, Inc., a
                                                 registered broker-dealer from 1998 to
                                                 2001.
-------------------------------------------------------------------------------------------------------

                                      24


CSI Equity Fund

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

      The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov.

ADVISORY CONTRACT RENEWAL

      At a meeting of the Board of Directors held on December 8, 2004, the Board of Directors of the Company, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously re-approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of he Fund, and Commonwealth Capital Management, LLC (the "Advisor").

      With respect to the re-approval of the Advisory Agreement, the Board considered the following factors: the terms and conditions of the Advisory Agreement; (ii) the proposed fees; (iii) the nature, quality and extent of the services to be provided under the Advisory Agreement; (iv) information concerning the Advisor, including information on the qualifications and experience of the investment manager; (v) information on the profitability of the Advisor; (vi) the code of ethics, proxy voting policies an written compliance procedures of the Advisor; (vii) comparative industry data on the performance, fee levels and expense ratios of the fund and its competitors.

      After consideration of all of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees that were fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

                                      25

                                CSI Equity Fund

Investment Adviser:

   CSI Capital Management, Inc.
     445 Bush Street, 5/th/ Floor
     San Francisco, California 94108-3725

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Auditors:

   Tait, Weller and Baker LLP
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to CSI Equity Fund Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call CSI Funds at (800) 527-9525, Toll Free or visit our website at www.theworldfunds.com.

                                                                   EXHIBIT 17(d)

                         THE MATTERHORN GROWTH FUND, INC.

      The Matterhorn Growth Fund, Inc. (the "Fund") is a no-load mutual fund. The Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective through investment in the securities, principally common stocks, of companies whose earnings and stock prices are expected by the Fund's investment advisor to grow faster than the average of the companies in the Standard & Poor's 500 Stock Price Index and which are trading at reasonable price levels relative to their peers.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is October 28, 2005.

                                TABLE OF CONTENTS

                                                                            Page

RISK RETURN SUMMARY............................................................3
PERFORMANCE....................................................................4
FEES AND EXPENSES..............................................................6
PRINCIPAL INVESTMENT STRATEGIES................................................7
PRINCIPAL RISKS OF INVESTING IN THE FUND.......................................8
INVESTMENT ADVISOR.............................................................9
SHAREHOLDER INFORMATION.......................................................10
PRICING OF FUND SHARES........................................................15
DIVIDENDS AND DISTRIBUTIONS...................................................16
TAX CONSEQUENCES..............................................................16
RULE 12B-1 FEES...............................................................18
FINANCIAL HIGHLIGHTS..........................................................19
PRIVACY NOTICE................................................................20

                               RISK RETURN SUMMARY

THE FUND'S INVESTMENT GOAL    The Fund seeks long-term capital appreciation. The
                              Fund seeks to achieve its objective through investment in the securities, principally common stocks, of companies whose earnings and stock prices are expected by the Fund's investment advisor to grow faster than the average of the companies in the Standard & Poor's 500 Stock Price
                              Index and which are trading at reasonable price levels relative to their peers.

THE FUND'S PRINCIPAL          THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS OF
INVESTMENT STRATEGIES         GROWING U.S. COMPANIES WITH MEDIUM AND LARGE
                              MARKET CAPITALIZATION THAT ARE IN UNDERVALUED AND
                              IN GROWTH SECTORS OF THE ECONOMY -- QUALITY GROWTH
                              COMPANIES AT REASONABLE PRICES. The Fund is non-diversified. This means that with respect to 50% of its assets, it may make larger investments in individual companies than a fund that is diversified. However, with respect to the other
                              50% of its assets, the Fund may only invest 5% of its assets in any individual security.

PRINCIPAL RISKS OF INVESTING  You could lose money on your investment in the
IN THE FUND                   Fund. The following risks could affect the value
                              of your investment:

                              o     Market Risk - The stock market could
                                    go down
                              o Value Stock Risk - Value stocks could fall out of favor with investors
                              o Earnings Risk - Companies in the Fund's portfolio may not increase their earnings at the expected rate
                              o Management Risk - The selections of the Investment Advisor may not perform as expected
                              o     Undervalued Stocks Risk - Undervalued
                                    securities may have greater risk then other securities
                              o     Medium Companies Risk - Securities of
                                    medium sized companies involve greater risk of loss than larger companies

                              o Foreign Securities Risk - Foreign securities have a higher degree of risk then domestic securities
                              o     Focus Risk - Because the Fund
                                    is a non-diversified Fund, it may take large positions in a small number of issuers, the Fund's share price may be more volatile than a diversified fund.

WHO MAY WANT TO INVEST        The Fund may be appropriate for investors who:
IN THE FUND
                              o     Are pursuing a long-term goal such as
                                    retirement
                              o     Want to add an equity investment to
                                    diversify their investment portfolio
                              o     Are willing to accept higher short-term risk
                                    along with higher potential for long-term growth of capital.

                              The Fund may not be appropriate for investors who:

                              o     Need regular income
                              o     Are pursuing a short-term goal.

                                   PERFORMANCE

      The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The bar chart does not reflect the impact of any taxes. After-tax returns will vary. The table shows the Fund's average return over time compared with a broad-based market index. This past performance will not necessarily continue in the future. Before March 5, 1996, the Fund was advised by a different investment advisor.

CALENDAR YEAR TOTAL RETURNS*

 [The following table was represented as a bar chart in the printed material.]

                              1994             -11.25%
                              1995              25.28%
                              1996              10.51%
                              1997              13.66%
                              1998              12.27%
                              1999              23.09%
                              2000              -4.83%
                              2001             -11.93%
                              2002             -36.16%
                              2003              23.04%
                              2004               7.05%

* The Fund's year-to-date return as of 9/30/05 was 1.23%.

During the period shown in the bar chart, the Fund's highest quarterly return was 19.36% for the quarter ended 12/31/98, and its lowest quarterly return was
- -23.33% for the quarter ended 9/30/02.

                          AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2004)

- ------------------------------------------------------------------------------
                                             1 year      5 years      10 years
- ------------------------------------------------------------------------------
Return Before Taxes                           7.05%       -6.76%         4.36%
- ------------------------------------------------------------------------------
Return After Taxes on Distributions           7.05%       -7.25%         2.61%
- ------------------------------------------------------------------------------
Return After Taxes on                         4.58%       -5.69%         2.93%
Distributions and Sale of Fund Shares
- ------------------------------------------------------------------------------
INDEX*                                       10.88%      -10.97%       212.59%
(Reflects no deduction for [fees,
expenses or taxes]
- ------------------------------------------------------------------------------

* The S&P 500 Index is an unmanaged index generally representative of the market for the stock of large sized U.S. companies.

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
o Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases.......    None
Maximum deferred sales charge (load)...................    None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees .......................................    1.00%
Distribution and Service (12b-1) Fees .................    0.25%
Other Expenses.........................................    3.22%
                                                          -----
Annual Fund Operating Expenses.........................    4.47%
                                                          =====
Waiver by Advisor and Distributor*.....................   (1.25%)
Net Expenses ..........................................    3.22%

* The Advisor and the Distributor have agreed to waive all management and distribution fees for the fiscal year ending June 30, 3006.

** Custodian fees have been reduced by credits allowed by the custodian for uninvested cash balances. The reduction was 0.04% for a total net expense ratio of 3.18%.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                       One Year................... $   311
                       Three Years................ $ 1,205
                       Five Years................. $ 2,111
                       Ten Years.................. $ 4,427

                         PRINCIPAL INVESTMENT STRATEGIES

THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS OF GROWING U.S. COMPANIES WITH MEDIUM AND LARGE MARKET CAPITALIZATION THAT ARE IN UNDERVALUED AND IN GROWTH SECTORS OF THE ECONOMY - QUALITY GROWTH COMPANIES AT REASONABLE PRICES. These are generally stocks with market capitalization of more than $1 billion.

      The Advisor begins its portfolio construction with a "top down" approach looking for both attractive growth sector and value sector opportunities.

      The Advisor then uses a "bottom-up" approach to identify companies with the strongest franchises and financial fundamentals within those economic sectors.

      The Advisor seeks to identify classic "value" stocks - stocks with above average growth and below average risk that are trading below their earnings growth or asset valuation levels. Companies considered for purchase must have inherent strength. Healthy balance sheets, low price to earnings ratios relative to growth and strong cash flows are all examined before purchasing a security. Companies undergoing positive change or revitalization may also exhibit potential relative to their peers. Revitalization may occur in a number of ways
- - including streamlining of production, stock repurchases, and industry consolidation - and result in opportunities to buy stocks at attractive prices. Strong, well-established companies with solid franchises are the backdrop for benefits from changes.

      Investments are sold when the Advisor believes they are fully valued by the market or the reasons for the purchase no longer exist.

      Under normal market conditions, the Fund will stay fully invested in common stocks. However, it may also invest a portion of its assets in convertible debentures and warrants, American Depositary Receipts, stock options, and other instruments described fully in the Statement of Additional Information. In addition, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents, of up to 100% of the Fund's investments, in response to adverse market, economic or political conditions; this may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

      The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return are summarized above in "Risk Return Summary." These risks are discussed in more detail below.

      MANAGEMENT RISK. Management risk means that your investment in the Fund varies with the success and failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

      MARKET RISK. Market risk means the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy or the market as a whole.

      UNDERVALUED STOCKS RISK. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

      MEDIUM COMPANIES RISK. Investing in securities of medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity.

      FOREIGN SECURITIES RISK. The Fund may also invest in foreign securities, including American Depositary Receipts ("ADRs"). The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and financial reports requirements; (5) less governmental supervision and regulation of securities markets; (6) higher transaction costs; (7) potential adverse effects of the Euro conversion; and (8) greater possibility of not being able to sell securities on a timely basis. These risks are more pronounced when investing in foreign securities in emerging markets.

      FOCUS RISK. From time to time, the Fund may make several investments in companies in the same industry or sector of the economy representing a relatively large portion of the Fund's capital. Losses incurred in such positions could have a material adverse effect on the Fund's overall financial condition. The Fund's performance may also differ materially from the relevant benchmarks, which may be focused on or diversified across different sectors or industries than the Fund.

                               INVESTMENT ADVISOR

      Matterhorn Asset Management Corp. (the "Advisor") is the investment advisor to the Fund. The Advisor's address is 301 Oxford Valley Road, Suite 802B, Yardley, PA 19067. The Advisor has been providing investment advisory services since 1996. The Advisor buys and sells the Fund's portfolio securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended June 30, 2005, the Advisor received advisory fees of 1.00% of the Fund's average daily net assets, which were waived.

      The Advisor employs an equity strategy that favors purchasing "out-of-favor" stocks at reasonable prices. The goal of capital appreciation is pursued through the identification of medium and large capitalization companies in undervalued sectors of the market. These stocks should have superior growth prospects and adequate capital to realize their growth potential -- quality companies at reasonable prices. Stocks that are trading below intrinsic earnings growth or asset valuation levels are classic value candidates.

      The Fund's portfolio is comprised of core holdings with attractive valuations relative to their industry. This "bottom-up" approach examines companies in detail relative to competitors and peers. In each industry or economic sector, we are seeking those participants with the strongest franchises and most promising prospects trading at reasonable valuations.

      A "top-down" assessment of the economy provides guidance as to industries that are undervalued in light of economic opportunity. Catalysts for examination of stock valuations may be industries undergoing structural changes, economic realignments or consolidation. Price revisions in these sectors can provide opportunities for stock appreciation going forward.

      Equity candidates must have inherent financial strength. Strong balance sheets, sufficient liquidity, and sustainable cash flows are among the factors reviewed before a buy decision is reached. In the event of an economic downturn, companies must have an adequate capital cushion to sustain operations. Financial ratios, particularly balance sheet leverage, are considered in the context of the industry in which a company operates.

      For a discussion of the factors that the Board of Directors uses in reviewing the Investment Advisory Contract for the Fund, please see the Fund's annual report dated June 30, 2005. Also located in the Fund's Statement of Additional Information is a discussion on the Fund's policies and procedures relating to the dissemination of portfolio holdings.

PORTFOLIO MANAGER

      Gregory A. Church has been Portfolio Manager of the Fund since January 1997. Mr. Church has also been President, Secretary and a Director of the Fund since March 1996, and Treasurer since July 1999. He has been the President of the Advisor since March 1996. He has also been President of Church Capital Management, a registered investment advisor, since June 1987.

      The Statement of Additional Information provides additional information about the portfolio manager, including their compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of shares of the Funds.

FUND EXPENSES

      The Fund is responsible for its own operating expenses. At times, the Advisor may reduce its fees and/or pay expenses of the Fund in order to reduce the Fund's aggregate annual operating expenses. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests such reimbursements within three fiscal years of such reduction or payment. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any such reimbursement.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

      You may open a Fund account with $1,000 and add to your account at any time with $100 or more. After you have opened your Fund account, you also may make automatic subsequent monthly investments with $100 or more through the Automatic Investment Plan. The minimum investment requirements may be waived from time to time by the Advisor or the Fund.

      You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

BY CHECK

      If you are making your first investment in the Fund, complete the Application Form included with this Prospectus and mail it with a check (made payable to "The Matterhorn Growth Fund, Inc.") to Unified Fund Services, Inc. (the "Transfer Agent"):

REGULAR DELIVERY:                       OVERNIGHT DELIVERY:
The Matterhorn Growth Fund, Inc.        The Matterhorn Growth Fund, Inc.

c/o Unified Fund Services               c/o Unified Fund Services
Post Office Box 6110                    431 North Pennsylvania Street
Indianapolis, IN  46206-6110            Indianapolis, IN  46204

      If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "The Matterhorn Growth Fund, Inc." to the Fund in the envelope provided with your statement or to the address noted above. Your account number should be written on the check.

BY WIRE

      If you are making your first investment in the Fund, before you wire funds you should call the Transfer Agent at (800) 637-3901 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading, to advise it that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to Huntington National Bank (the "Custodian"):

Huntington National Bank
ABA #044000024
DDA Account 01892152851
Attn:  Matterhorn Growth Fund, Inc.

      If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

      You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

      For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your first investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100. To enroll in this Plan, complete the appropriate section of the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

      The Fund has available for investors a retirement plan, an Individual Retirement Account ("IRA"), a SEP IRA, a SIMPLE IRA and a tax-sheltered plan in accordance with Section 403(b) of the Internal Revenue Code for employees of public school systems and certain other charitable organizations. The Fund also offers an Education IRA account. The minimum initial investment in a retirement account is $1,000, except for the Education IRA, which requires a minimum of $500. Subsequent investments into retirement accounts are $100. For further information or application forms for these retirement plans, write the Fund at 301 Oxford Valley Road, Suite 802B, Yardley, PA 19067 or call 1-800-637-3901.

HOW TO SELL SHARES

      You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business.

      You may redeem your shares by sending a written request to the Transfer Agent. Give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. Send your redemption request to:

The Matterhorn Growth Fund, Inc.
c/o Unified Fund Services, Inc.
Post Office Box 6110
Indianapolis, IN 46206-6110

      To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution that participates in a signature guarantee program. A notary public is not an acceptable guarantor.

      If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (800) 637-3901 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds normally will be mailed on the next business day to the address on the Transfer Agent's records. If you request, redemption proceeds will be wired, normally on the next business day, to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemption cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you invest through a retirement account, you may not redeem shares by telephone.

      When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days notice to shareholders.

      You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 637-3901 for instructions.

      You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

      Payment of your redemption proceeds will be made promptly, but no later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 10 days from date of purchase or until your check has cleared, whichever occurs first.

      The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 30 days to make an additional investment and bring the value of your account to at least $500 before the Fund takes any action.

      The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Fund does not expect to do this except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PROGRAM

      As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method, the Fund will send you a check in the minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

      A withdrawal under the Program involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, then the account ultimately may be depleted.

POLICY ON MARKET TIMING

      The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund's shares held by long-term shareholders, disrupt portfolio management and increase a Fund's expenses for all shareholders. The Board of Directors has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies to all of the Funds' shareholders.

      If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket ("Financial Intermediary"), the Financial Intermediary may enforce its own market timing policy.

      While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares nor does the Fund impose a minimum holding period on shares purchased.

                             PRICING OF FUND SHARES

      The price of the Fund's shares is the Fund's net asset value per share. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is the net asset value per share next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

      The net asset value per share of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

      The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund will make distributions of dividends and capital gains, if any, at least annually, typically after year-end. The Fund will make another annual distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

      All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

      The Fund intends to make annual distributions of substantially all its net ordinary income and net realized capital gains. Income dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

      If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

TYPE OF TRANSACTION                          TAX STATUS

Qualified dividend income                    Generally maximum 15% on non-
                                             corporate taxpayers

Net short-term capital gain distributions    Ordinary income rate

Net long-term capital gain distributions     Generally maximum 15% on non-
                                             corporate taxpayers*

Sales of shares                              Gains taxed at generally maximum
(including redemptions) owned                15% on non-corporate taxpayers*
more than one year

Sales of shares                              Gains are taxed at the same rate as
(including redemptions) owned                ordinary income; losses are subject
for one year or less                         to special rules

                                             * For gains realized between May 6,
                                             2003 and December 31, 2008.

      Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

      If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

      If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

                                RULE 12B-1 FEES

      The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The annual distribution and service fee is 0.25% of the Fund's average daily net assets, which is payable to Bainbridge Securities, Inc., the Distributor of the Fund's shares. For the fiscal year ending June 30, 2006, the Distributor has agreed to waive all distribution fees. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker. Tait, Weller & Baker's report and the Fund's financial statements are included in the Fund's Annual Report, which is available upon request.

                        THE MATTERHORN GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

                                                              YEAR ENDED JUNE 30,
                                          ------------------------------------------------------------
                                            2005         2004         2003         2002         2001
- ------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $   4.63     $   4.09     $   4.33     $   6.37     $   8.70
                                          --------     --------     --------     --------     --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                          (0.07)       (0.08)       (0.10)       (0.14)       (0.15)
Net realized and unrealized gain (loss)
  on investments                              0.23         0.62        (0.14)       (1.57)       (1.70)
                                          --------     --------     --------     --------     --------
Total from investment operations              0.16         0.54        (0.24)       (1.71)       (1.85)
                                          --------     --------     --------     --------     --------

LESS DISTRIBUTIONS:
From net realized gain                          --           --           --        (0.33)       (0.48)
                                          --------     --------     --------     --------     --------
Net asset value, end of year              $   4.79     $   4.63     $   4.09     $   4.33     $   6.37
                                          ========     ========     ========     ========     ========
Total return                                  3.46%       13.20%       (5.54)%     (28.12)%     (21.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)        $    4.1     $    4.6     $    4.4     $    5.1     $    7.5

RATIO TO AVERAGE NET ASSETS:
Expenses                                      4.47%        4.11%        5.81%        3.97%        3.48%
  (before fee waiver
  and custodian credits)
Expenses (after fee waiver                    3.18%        3.21%        4.50%        3.97%        3.48%
  and custodian credits)
Net investment loss (before fee waiver       (2.70)%      (2.72)%      (3.93)%      (2.42)%      (2.03)%
  and custodian credits)
Net investment loss (after fee waiver        (1.41)%      (1.82)%      (2.62)%      (2.42)%      (2.03)%
  and custodian credits)
Portfolio turnover rate                      37.41%       65.16%       28.41%      141.27%      122.47%

                                 PRIVACY NOTICE

MATTERHORN ASSET MANAGEMENT CORPORATION and THE MATTERHORN GROWTH FUND, INC. may collect non-public information about you from the following sources:

o     Information we receive about you on applications or other forms;
o     Information you give us orally; and
o     Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                        THE MATTERHORN GROWTH FUND, INC.

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                        The Matterhorn Growth Fund, Inc.
                         c/o Unified Fund Services, Inc.
                              Post Office Box 6110
                           Indianapolis, IN 46206-6110
                            Telephone: 1-800-637-3901

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090.

Reports and other information about the Fund are also available:

o Free of charge from the EDGAR database on the Commission's Internet website at: www.sec.gov, or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-03054)

                                                                EXHIBIT 17(e)


                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER 28, 2005

                        THE MATTERHORN GROWTH FUND, INC.
                             301 OXFORD VALLEY ROAD
                                   SUITE 802B
                                YARDLEY, PA 19067
                                 (800) 637-3901

      This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated October 28, 2005, as may be revised, of The Matterhorn Growth Fund, Inc. (the "Fund") as well as the annual report of The Matterhorn Growth Fund, Inc. dated June 30, 2005. Matterhorn Asset Management Corporation (the "Advisor") is the investment advisor to the Fund. Copies of the Fund's Prospectus and Annual Report are available by calling the number listed above.

                                TABLE OF CONTENTS

THE FUND.......................................................................2

INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS........................................................7
DISTRIBUTIONS AND TAX INFORMATION..............................................9
DIRECTORS AND EXECUTIVE OFFICERS..............................................13
THE FUND'S INVESTMENT ADVISOR.................................................17
THE FUND'S ADMINISTRATOR......................................................19
THE FUND'S DISTRIBUTOR........................................................20
PLAN OF DISTRIBUTION..........................................................20
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................21
PORTFOLIO TURNOVER............................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
DETERMINATION OF SHARE PRICE..................................................26
PERFORMANCE INFORMATION.......................................................28
GENERAL INFORMATION...........................................................33
FINANCIAL STATEMENTS..........................................................34
APPENDIX 35

                                    THE FUND

      The Matterhorn Growth Fund, Inc. (the "Fund") was organized as a Maryland corporation on May 2, 1980. From its inception to March 14, 1996, the Fund was known as The 44 Wall Street Equity Fund, Inc.

      The Fund is registered with the SEC as a non-diversified, open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. This information is, contracts and statements pertaining to the Fund that have been filed previously with the Securities and Exchange Commission. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

      The Fund is a mutual fund with the investment objective of seeking long-term capital appreciation. The Fund seeks to achieve its objective through investment in the securities, principally common stocks, of companies whose earnings and stock prices are expected by the Fund's investment advisor to grow faster than the average of the companies in the Standard & Poor's 500 Stock Price Index and which are trading at reasonable price levels relative to their peers. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the Fund's objective will be attained.

      CONVERTIBLE DEBENTURES AND WARRANTS. The Fund may invest in convertible debentures and warrants. Convertible debentures are interest-bearing securities which may be converted into shares of the issuer's common stock at the option of the holder. Convertible debentures generally pay interest and provide for participation in the appreciation of the underlying common stock, but at a lower level of risk because the yield is higher and the security is senior to common stock. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The Fund shall not invest in any convertible debenture with a rating lower then B. Like other debt securities, the market value of convertible debentures tend to vary inversely with the level of interest rates. A convertible security may be subject to redemption at the option of the issuer at a fixed price and, if it is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      The Fund may invest up to 5% of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 5% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

      For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

      ILLIQUID SECURITIES. The Fund may invest up to 5% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      LEVERAGE. The Fund may leverage by borrowing from banks and investing the borrowed funds, but does not currently intend to do so. To the extent that borrowed money is utilized and the amount borrowed is substantial, the Fund's net asset value per share may tend to appreciate or depreciate more rapidly than would otherwise be the case. This is the speculative factor known as "leverage." Interest on borrowed money would be an expense of the Fund which it would not otherwise incur, so that the Fund's net investment income could expect to be adversely impacted during periods when the Fund's borrowings are substantial.

      Pursuant to the provisions of the Investment Company Act of 1940, the Fund may borrow for investment purposes or to meet redemption requests only from banks, and only if immediately after such borrowing the value of the assets of the Fund (including the amount borrowed), less its liabilities (not including any borrowings), is at least three times the amount of its borrowing. The amount of any borrowing would also be limited by the applicable regulations of the Federal Reserve Board. If, due to market fluctuations or other reasons, the value of the Fund's assets, computed as provided above, becomes at any times less than three times the amount of its outstanding bank debt, the Fund, within three days (not including Sundays and holidays), would be required to reduce the bank debt to the extent necessary to meet the required 300% net asset coverage. The Fund may not pledge more than 75% of its assets as security for money borrowed. Currently, the Fund does not expect to borrow any money.

      FOREIGN INVESTMENTS. Although the Fund has the authority to invest in up to 15% of its net assets in securities of issuers domiciled in foreign countries, the Fund currently intends to exercise such authority only as to foreign issuers whose securities are traded in the U.S. securities markets through dollar-denominated American Depositary Receipts ("ADRs"). The Fund does intend to invest up to 15% of its net assets of securities of issuers domiciled in foreign countries.

      AMERICAN DEPOSITARY RECEIPTS. ADRs are certificates issued by an American bank to evidence ownership of original foreign shares. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank. ADRs are considered to be "sponsored" when the foreign issuer has designated a single U.S. financial institution to act as the transfer agent for that ADR. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities.

      RISKS OF FOREIGN SECURITIES. The securities of foreign issuers involve risks that are different from those of domestic issuers, including possibly different or adverse political and economic developments, possible imposition of governmental restrictions and possible curtailment of dividends or principal, subject to currency blockage, at the source, and also involve such other considerations as the then current exchange rate if such issuer does not pay interest or dividends, as the case may be, in U.S. dollars. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer, there may be less publicly available information about the foreign issuer and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

      SECURITIES OPTIONS. The Fund has authority to engage in transactions in exchange listed securities options, as such transactions are currently defined and may be defined in the future, and not just the particular types of options transactions which are described herein merely by way of example. Listed options are issued by the Options Clearing Corporation (the "OCC"), which guarantees the performance of the obligations of the parties to such options.

      The Fund may purchase or sell (write) call options. A call option gives the purchaser the right to buy the underlying security from the writer at a specified price for a specified period. Among the reasons why the Fund may purchase a call option is to achieve a greater amount of leverage than would otherwise be possible by buying the underlying stock. This is so because only the amount of the "premium" need be paid when purchasing a call, rather than the full purchase price for the underlying stock. On the other hand, one reason why the Fund may engage in the selling (or "writing") of call options is to earn the premium income. The risk to the Fund in the purchase of calls is the loss of the premium paid if the price of the security has not risen during the term of the option. The risk to the Fund for writing calls is that the Fund could lose any price appreciation on the securities upon which calls have been written when those calls are exercised by the purchasers.

      The Fund will only write "covered calls." This means that the Fund must own the underlying security in order for the Fund to write the applicable options contract, or must have the absolute right to acquire the underlying security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated by the Fund's Custodian).

      The Fund may also purchase or sell (write) put options. A put option gives the purchaser the right to sell the underlying security to the writer at a specified price for a specified period. The principal reason why the Fund may purchase puts would be to reduce the risk in any investment position taken by the Fund in any security. This strategy would allow the Fund to continue holding a particular security for any anticipated further price appreciation and at the same time would protect the Fund from any decline in the value of the security. However, such a strategy would effectively increase the cost of a security by the cost of the option and thereby reduce the return, if any, on that security.

      In addition to purchasing puts, the Fund also may write covered puts. A put option is "covered" if the Fund holds cash or liquid high-grade debt securities in a segregated account with its Custodian in an amount sufficient to acquire the security, or holds a put option on the same security with the same or a greater exercise price (or with a lesser price and with the balance maintained as cash or liquid high grade debt securities). The principal reason for the Fund to write a put would be to earn the premium income thereon. The Fund has not written any puts since the inception of its authority to engage in transactions in exchange listed securities options.

      The Fund may also engage in options transactions in various combinations, two of which are known as "spreads" and "straddles." A spread involves the simultaneous buying and writing of the same type of option (whether a put or a call) on the same underlying stock, with the options having different exercise prices or different exercise dates, or both. A straddle involves the simultaneous buying (or writing, as the case may be) of a put and a call on the same underlying security, usually for different exercise prices. The risks of straddle writing are greatest where the underlying stock has a high degree of price volatility.

      A separate and additional risk to the Fund with respect to engaging in options transactions may be that the Fund will not be able to close out its position in a particular option if and when the Fund desires to do so. The Fund closes out an option which it has purchased by selling an option of the same series as the option previously purchased, and closes out an option which it has written by buying an option of the same series as the option previously written. The Fund's ability to close out its position as a purchaser of an exchange listed option would be dependent upon the existence of a liquid secondary market on option exchanges (i.e., the CBOE, the American, Pacific and Philadelphia Stock Exchanges). Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations of an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more of the exchanges to discontinue the trading of options, in which event the secondary market on the exchange would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

      Some of the strategies employed with options may be considered to be speculative. One type of transaction which is inherently speculative is the purchase of calls. With the purchase of a call, the Fund is considered to be "at risk" for the amount of the premium paid for the call if the underlying security does not rise above the "exercise" price during the life of the call. Accordingly, the Fund will follow the practice of limiting the net "at risk" amounts with respect to the purchase of puts or calls to 10% of the Fund's net assets, determined on the date of purchase.

      On the other hand, certain strategies involving options are deemed to be conservative and may tend to minimize the risk of loss due to a decline in the value of the underlying security position. At the same time, the use of these strategies may also tend to limit any potential gain which might result from an increase in the value of any such position. The Fund's ability to use this strategy successfully will depend upon the Advisor's ability to forecast pertinent market movements, which cannot be assured.

SHORT-TERM INVESTMENTS

      The Fund may invest in any of the following securities and instruments, including any period that the Fund is in a temporary defensive position:

      CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      COMMERCIAL PAPER AND SHORT-TERM NOTES. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Commercial paper and short-term notes will consist of issues rated at the time of purchase AA-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

                             INVESTMENT RESTRICTIONS

      The Fund's investment objective cannot be changed without shareholder approval. The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

      1. Invest in companies for the purpose of exercising management or control or invest more than 25% of its assets in a particular industry;

      2. Purchase (i) the securities of any unseasoned issuer if by reason thereof and immediately after making such purchase the value of the Fund's aggregate investments in the securities of all such unseasoned issuers shall equal or exceed 5% of the Fund's total assets (for this purpose an unseasoned issuer shall be deemed to be an entity which has been in operation for less than three years, including all predecessors), or the equity securities of any issuer which are not readily marketable, (ii) repurchase agreements, the maturity of which exceeds seven days, and the aggregate of which repurchase agreements exceeds 5% of the Fund's total assets, or (iii) "restricted" securities, except that the Fund may invest no more than 5% of the value of its assets (at the time of investment) in portfolio securities under circumstances in which the Fund might not be free to sell such securities without being deemed an underwriter for purposes of the Securities Act of 1933 and without registration of such securities under such Act, in which case the Fund might be obliged to pay all or part of the expenses of such registration;

      3. Invest in commodities, commodity contracts or real estate, except that the Fund may invest in securities of real estate trusts or companies;

      4. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may purchase marketable securities of any issuer engaged in oil, gas or other mineral exploration or development programs;

      5. Make loans, except by the purchase of bonds or other obligations of types commonly sold privately to financial institutions (also see 2) (the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations is not considered the making of a loan);

      6. Borrow money, except from banks in an amount which will not cause the Fund's net assets (including the amount borrowed) to be less than 300% of such borrowed amount. The Fund does not currently intend to borrow any money.;

      7. Make short sales (but if securities, such as warrants or convertible debentures, are being tendered for conversion, the Fund may sell the securities to be acquired, provided that upon receipt such securities are used to close the sale);

      8. Purchase or retain securities of an issuer if the officers and directors of the Fund or Asset Management owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

      9. Purchase the securities of any other investment company, except as part of a merger, consolidation or acquisition;

      10. With respect to 50% of the value of its assets, invest more than 5% of the value of its assets in any one issuer, excluding United States Government securities, or purchase more than 10% of the outstanding securities of any one issuer. With respect to the other 50% of the value of its assets, the Fund will not invest more than 25% of its assets in the securities of any one issuer or any two or more issuers which pursuant to regulations under the Internal Revenue Code may be deemed to be controlled by the Fund and engaged in the same or related trades or businesses;

      11. Write, purchase or sell puts, calls or combinations thereof (this restriction does not refer to warrants), except for puts, calls or combinations thereof listed on any national securities exchange; and

      12. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (the "SEC") or its staff.

      13. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

      If a percentage restriction described in the Fund's Prospectus or this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except for the policy regarding borrowing or the purchase of restricted and illiquid securities.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

      Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

      Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

      The Fund intends to qualify and continue to elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. Should the Fund fail to qualify as a "regulated Investment Company" under Subchapter M of the Code, the Fund's net income would become taxable and the net asset value of the Fund would be decreased by the amount of the tax accrual.

      As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year.

      To avoid a 4% excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      The Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

      Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for their taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

      The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

      The options contracts used by the Fund are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

      Generally, the hedging transactions and certain other transactions in options undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to shareholders.

      The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Fund will be able to engage in option transactions.

      A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

      Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

      The Fund may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of the shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

      In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The Directors of the Fund are responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Fund. The Directors, in turn, elect the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Each Director has been elected to be a director of the Fund until they resign or their successor is elected at a meeting of the shareholders. The current Directors and officers, their affiliations and principal occupations for the past five years are set forth below.


- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Number of       Other
Name                                         Term of Office                                           Portfolios in   Directorships
Address                     Position(s)      and Length of    Principal Occupation                    Fund Complex    Held by
Age                         Held with Fund   Time Served      During Past Five Years                  Overseen        Director
- ----------------------------------------------------------------------------------------------------------------------------------
Gregory A. Church*          President        Since 1996       President, Church Capital Management,   One             None
301 Oxford Valley Rd.,      Secretary        Since 1996       Inc.(formerly Church Capital
Suite 802B                  Treasurer        Since 1999       Management, Inc. and G. A. Church &
Yardley, PA 19067           Director         Since 1996       Company)(registered investment
(49)                                                          advisers) since June 1987, acquired
                                                              by Sterling Financial Corporation in
                                                              October 2004; Chairman, Bainbridge
                                                              Securities Inc. (registered
                                                              broker-dealer) since October 1994,
                                                              acquired by Sterling Financial
                                                              Corporation in October 2004.
- ----------------------------------------------------------------------------------------------------------------------------------
Kevin M. Covert             Director         Since 1996       Assistant General Counsel-Employee      One             None
301 Oxford Valley Rd.,                                        Benefits, Honeywell International
Suite 802B                                                    Inc. since November 1998 to Present;
Yardley, PA 19067                                             Partner, Kulzer & DiPadova, P.A. (law
(47)                                                          firm) from 1984 to November 1998.
- ----------------------------------------------------------------------------------------------------------------------------------
Gerald Printz               Director         Since 1996       President, AMSADOR, Ltd. (computer      One             None
301 Oxford Valley Rd.,                                        security and disaster recovery
Suite 802B                                                    planning consultant), since 1995 to
Yardley, PA 19067                                             Present; consultant, IBM, 1988 to
(48)                                                          February 1994.
- ----------------------------------------------------------------------------------------------------------------------------------
Richard E. Pfeiffer, Jr.    Director         Since 1999       Chief Executive Officer of REPTEX,      One             None
301 Oxford Valley Rd.,                                        Inc., owner/operator of multiple
Suite 802B                                                    automotive repair facilities since
Yardley, PA 19067                                             1977; President of C.O.P. Enterpirse
(49)                                                          (real estate development rental
                                                              business) since 1998.
- ----------------------------------------------------------------------------------------------------------------------------------

* Mr. Church is an "interested person" of the Fund, as defined in the Investment Company Act of 1940 because he is a Director and Chairman of the Distributor and President of the Advisor.

STANDING COMMITTEE OF THE BOARD OF DIRECTORS

      The Fund has an Audit Committee comprised of Gregory A. Church, Kevin M. Covert, Gerald Printz and Richard E. Pfeiffer, Jr. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Fund's principal service providers. There was one meeting of the Audit Committee held during the fiscal year ending June 30, 2005.

      The Board would consider nominees by security holders at such time as a vacancy on the Board of Directors that required a replacement Director.

      Set forth below is a table containing the dollar range of equity securities beneficially owned by each director:

- ------------------------------------------------------------------------------
                                                          Aggregate Dollar Range
                                                          of Equity Securities
                                                          in All Registered
                                                          Investment Companies
                                                          Overseen by Director
                              Dollar Range of Equity      in Family of
Director                      Securities in the Fund      Investment Companies
- ------------------------------------------------------------------------------
Gregory A. Church             $10,001 - $50,000           $10,001 - $50,000
- ------------------------------------------------------------------------------
Kevin M. Covert               $1 - $10,000                $1 - $10,000
- ------------------------------------------------------------------------------
Gerald Printz                 $10,001 - $50,000           $10,001 - $50,000
- ------------------------------------------------------------------------------
Richard E. Pfeiffer, Jr.      $1- $10,000                 $1 - $10,000
- ------------------------------------------------------------------------------

      Set forth below is information regarding each disinterested director and his immediate family members who own securities beneficially or of record in the Advisor or the Distributor, or a person in common control with the Advisor or
Distributor:

- ------------------------------------------------------------------------------
                          Owners and
Disinterested             Relationships           Title of  Value of    Percent
Director                  to Director    Company  Class     Securities  of Class
- ------------------------------------------------------------------------------
Kevin M. Covert           None           None     None      None        0%
- ------------------------------------------------------------------------------
Gerald Printz             None           None     None      None        0%
- ------------------------------------------------------------------------------
Richard E. Pfeiffer, Jr.  None           None     None      None        0%
- ------------------------------------------------------------------------------

COMPENSATION

      Set forth below is the compensation for the fiscal year ended June 30, 2005 of all Directors of the Fund:

- ------------------------------------------------------------------------------------------
                                                                             Total
                                          Pension or                         Compensation
                                          Retirement         Estimated       From Fund and
                           Aggregate      Benefits Accrued   Annual          Fund Complex
Name                       Compensation   as Part of Funds   Benefits Upon   Paid to
Position                   from Fund      Expenses           Retirement      Directors
- ------------------------------------------------------------------------------------------
Gregory A. Church          $0             $0                 $0              $0
President, Secretary,
Treasurer, Director
- ------------------------------------------------------------------------------------------
Kevin M. Covert            $900           $0                 $0              $900
Director
- ------------------------------------------------------------------------------------------
Gerald Printz              $900           $0                 $0              $900
Director
- ------------------------------------------------------------------------------------------
Richard E. Pfeiffer, Jr.   $600           $0                 $0              $600
Director
- ------------------------------------------------------------------------------------------

                          THE FUND'S INVESTMENT ADVISOR

      As stated in the Prospectus, investment advisory services are provided to the Fund by Matterhorn Asset Management Corporation, the Advisor, pursuant to an investment advisory agreement (the "Advisory Agreement"). As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.00%. The Advisor is controlled by Mr. Church, who is also a Director of the Fund.

      The Advisory Agreement was renewed by the Fund's Board of Directors at an in-person meeting held on March 15, 2005. In determining whether to renew the Advisory Agreement each year, the Board of Directors evaluated information provided by the Advisor in accordance with section 15(c) of the Investment Company Act. The Board considered a number of factors, including the quality of the services provided by the Advisor to the Fund and fees and expenses borne by the Fund. The Board felt that the Fund had some performance issues during the preceding twelve months but that the Advisor did realize this issue and was working diligently to correct the poor performance. The Board also interviewed the Advisor in depth about performance and market issues that affected the Fund. In reviewing fees and expenses borne by the Fund, the Board noted among other things that although the Fund's advisory fees and total expenses were at the high end of its peer group, the Fund's expenses had declined considerably the past several years. The Fund's relatively low level of assets made achievement of economies of scale difficult, and the Advisor was continuing to work with the Distributor to determine methods of increasing the Fund's total assets.

      Based on its review, the Board concluded that the advisory fees and expenses of the Fund were fair and that continuation of the Investment Advisory Agreement was in the best interest of the Fund's shareholders.

      The Advisory Agreement provides that neither the Advisor, nor any of its officers, directors or employees, nor any person performing administrative or other functions for the Fund at the direction or request of the Adviser, will be liable for errors of judgment or mistakes of law or for any loss suffered by the Fund in connection with their advisory services to the Fund, except for losses resulting from their willful misfeasance, bad faith, or gross negligence in the performance of their duties on behalf of the Fund, or from their reckless disregard of the duties of the Advisor under the Agreement.

      The Advisory Agreement will continue in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Directors of the Fund (or a majority of the outstanding shares of the Fund, and (2) a majority of the Directors who are not "interested persons" of any party to the Advisory Agreement (as defined in 1940 Act), in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

      The Advisor provides investment advice to the Fund as its sole client. The Advisor does not have any additional clients and the Fund receives the full attention of the Advisor. The Advisor provides all research as to what securities should be purchased or sold by the Fund. The Advisor receives the benefit of goodwill for managing the portfolio on behalf of the investors in the Fund. There are no other tangible benefits to the Advisor. There are no affiliates of the Advisor and, as previously stated, there are no additional clients of the Advisor. At current, the Advisor is waiving its management fee in full.

      For the fiscal years ended June 30, 2005, 2004, and 2003, the Fund paid advisory fees of $42,989, $45,367, and $41,248, respectively. Of these amounts $42,989, $45,367, and $41,248 were waived for the fiscal years ended June 30, 2005, June 30, 2004, and June 30, 2003 respectively. These waivers may be recouped by June 30, 2008, 2007, and 2006, respectively.

                                PORTFOLIO MANAGER

      Mr. Gregory A. Church serves as Portfolio Manager of the Fund. The following provides information regarding other accounts managed by Mr. Church as of June 30, 2005:

- ------------------------------------------------------------------------------------------
                                                          NUMBER OF         ASSETS IN
                                                         ACCOUNTS FOR      ACCOUNTS FOR
                        TOTAL NUMBER    TOTAL ASSETS    WHICH ADVISORY    WHICH ADVISORY
                         OF ACCOUNTS    IN ACCOUNTS    FEE IS BASED ON   FEE IS BASED ON
 CATEGORY OF ACCOUNT       MANAGED        MANAGED        PERFORMANCE       PERFORMANCE
- ------------------------------------------------------------------------------------------
Other Registered        0              $0              0                 $0
Investment Companies
- ------------------------------------------------------------------------------------------
Other Pooled            0              $0              0                 $0
Investment Vehicles
- ------------------------------------------------------------------------------------------
Other Accounts          0              $0              0                 $0
- ------------------------------------------------------------------------------------------

      Mr. Church's compensation as the Fund's Portfolio Manager is a fixed salary that is set by industry standards. Mr. Church does not receive a bonus or deferred compensation as part of his compensation.

The following indicates the beneficial ownership of the Portfolio Manager of the
Fund:

- ------------------------------------------------------------------------------
                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                     (NONE, $1 - $10,000, $10,0001 - $50,000,
NAME OF PORTFOLIO MANAGER             $50,001 - $1,000,000. OVER $1,000,000)
- ------------------------------------------------------------------------------
Gregory A. Church                  None
- ------------------------------------------------------------------------------

      Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account, the Advisor performs investment management services only to the Fund.

      The Portfolio Manager for the Fund may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas, and the allocation of aggregated orders among the Fund's accounts and other accounts managed by the Portfolio Manager, including among any affiliated client accounts, any accounts in which the Portfolio Manager may have personal investments, or accounts for which the Advisor may have advisory fee arrangements based on performance, such as hedge funds managed by the Advisor. The Advisor believes such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Advisor's Allocation Policy and Compliance Procedures to which the Portfolio Manager is subject.

      The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or timing or nature of action taken with respect to the Fund. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution.

                            THE FUND'S ADMINISTRATOR

      Effective September 1, 2002, the Fund entered into an administration agreement with Beekman Place Financial, (the "Administrator"), located at 10366 Ormond Street, Shadow Hills, CA 91040 (the "Administration Agreement"). The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives a monthly fee at the following annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $22,500.

      For each of the fiscal years ended June 30, 2005, 2004, and 2003, the Fund paid the Administrator and its predecessors $22,500, $22,560, and $31,009, respectively.

                             THE FUND'S DISTRIBUTOR

      Bainbridge Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is a Pennsylvania corporation controlled by Gregory Church (an officer and director of the Fund and the Advisor) and his wife. The Distributor's address is 301 Oxford Valley Road, Suite 802B, Yardley, PA 19067. The distribution agreement between the Fund and the Distributor (the "Distribution Agreement") continues in effect from year to year if approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Directors who are not interested persons of any such party (as defined in the 1940 Act), in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Pursuant to the Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.

                              PLAN OF DISTRIBUTION

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which, the Fund pays the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily assets. Among other things, the Plan provides that (1) the Distributor will submit to the Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Directors, including those who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in operation of the plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Trust. DURING THE YEAR ENDED JUNE 30, 2005, THE DISTRIBUTOR HAS AGREED TO WAIVE ALL FEES. FOR THE YEAR ENDING JUNE 30, 2004, THE FUND PAID FEES OF $3,425 UNDER THE PLAN, OF WHICH $1,500 WAS USED FOR SALARIES, $1,658 WAS USED FOR ADVERTISING AND MARKETING, $175 WAS USED FOR PRINTING, AND $92 WAS USED FOR MISCELLANEOUS EXPENSES. FOR THE YEAR ENDED JUNE 30, 2004 THE DISTRIBUTOR WAIVED $7,917 IN FEES. THIS WAIVER MAY BE RECOUPED BY JUNE 30, 2007.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

      Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

      In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

      While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

      Investment decisions for the Fund are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) of the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. In some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

      The Fund does not effect securities transactions through brokers in accordance with any formula. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

      For the fiscal year ended June 30, 2005 the Fund paid $8,270 in brokerage commissions, of which $0 was paid to firms that provided research or other services to the Advisor (in a total of 0 transactions), and $5,620 was paid to the Distributor. For the fiscal year ended June 30, 2004 the Fund paid $11,832 in brokerage commissions, of which $0 was paid to firms that provided research or other services to the Advisor (in a total of 0 transactions), and $9,582 was paid to the Distributor. For the fiscal year ended June 30, 2003, the Fund paid $8,745 in brokerage commissions, of which $0 was paid to firms that provided research or other services to the Advisor and $8,245 was paid to the Distributor.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of either Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement with the Advisor. As of the date of this SAI, neither Fund had any control persons or principal shareholders.

                               PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal years ended June 30, 2005 and 2004, the Fund had a portfolio turnover rate of 37.41% and 65.16% respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

      You may purchase shares of the Fund from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents. Purchase orders through securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value.

      The public offering price of Fund shares is the net asset value per share, all of which is received by the Fund. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form as discussed in the Prospectus before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day's public offering price. Orders are in proper form only after funds are converted to U.S. funds.

      The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

      If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise the Fund may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

      The Fund reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

HOW TO SELL SHARES

      You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative.

Selling shares through your investment representative

      Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of redemption proceeds

      Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request with complete information and meeting all the requirements discussed in the Fund's Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or
(c) for such other period as the SEC may permit for the protection of the Fund's shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption payment until payment for the purchase of such shares has been collected and confirmed to the Fund (which may take up to 10 days).

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

      If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, the Fund will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund. No interest is paid during the time a redemption check is outstanding.

Telephone redemptions

      Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

      The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

      During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The Telephone Redemption Privilege may be modified or terminated without notice.

Redemptions-in-kind

      The Fund has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

Automatic Investment Plan

      As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                           REVENUE SHARING ARRANGEMENT

      The Advisor, out of its own resources and not out of the Fund's assets (i.e. without additional costs to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed buy the Fund, and thus, do not result in increased fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses section of the Fund's prospectus. As of September 30, 2005, the Advisor had no revenue sharing arrangements.

      Such additional cash payments may be made to brokers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including, without limitation, shareholder servicing, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker or other financial intermediary. These payments may take a variety of forms, including, without limitation, compensation for sale, "trail" fees for shareholder servicing and maintenance of investor accounts, and finder's fees that vary depending on the dollar amount of shares sold. Revenue sharing payments may be structures: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount. As of the date of the Statement of Additional Information, the maximum amount of additional compensation that the Advisor is paying to any intermediary from its own assets was 0% of average daily net assets.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Directors decides it is necessary.

      Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Corporation's Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sales price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and the asked prices; 3) price quotations from an approved pricing service, and 4) other factors necessary to determine fair value under certain circumstances.

      Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (the "NOCP"). If the NOCP is not available, such securities shall be valued at the last sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by, or under the direction of, the Board.

      Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund in acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. All other assets of the Fund are valued in such a manner as the Board, in good faith, deems appropriate to reflect their fair value.

      The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. An example of how the Fund calculated its net asset value per share as of June 30, 2005 is as follows:

      Net Assets

      ____________________________ = Net asset Value Per Share

      Shares Outstanding

      $4,117,542
      ----------

      _____________________________ = $4.79

         860,132
      ----------

                             PERFORMANCE INFORMATION

      From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from the Portfolio's inception of operations. The Fund may also advertise aggregate and average total return information over different periods of time.

      The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index, the Dow Jones Industrial Average and indices published by Lipper, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

      Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

      The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)\n/ = ERV

Where:      P       =   a hypothetical initial purchase order of $1,000
            T       =   average annual total return
            \n/     =   number of years
            ERV     =   ending redeemable value of the hypothetical $1,000
                        purchase at the end of the period.

      Aggregate total return is calculated in a similar manner, except that the results are not annualized.

      The average annual rate of return for the Fund for the periods ending June 30, 2005, are as follows:

One year          3.46%
Five Years       -9.09%
Ten Years         2.01%

The Fund's average annual compounded rate of return after taxes on distribution is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                               P(1+T)\n/ = ATV/D\

Where:      P       =   a hypothetical initial purchase order of $1,000
            T       =   average annual total return after taxes on distributions
            \n/     =   number of years
            ATV/D\  =   ending value of the hypothetical $1,000 purchase at the
                        end of the period, after taxes on fund distribution but not after taxes on redemption.

      Aggregate total return after taxes on distribution is calculated in a similar manner, except that the results are not annualized.

      The average annual rate of return for the Fund after taxes on distributions, for the periods ending June 30, 2005, are as follows:

One year          3.46%
Five Years       -9.56%
Ten Years         0.31%

The Fund's average annual compounded rate of return after taxes on distributions and redemption is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                               P(1+T)\n/ = ATV/DR\

Where:      P       =   a hypothetical initial purchase order of $1,000
            T       =   average annual total return after taxes on distributions
                        and redemption
            \n/     =   number of years
            ATV/DR\ =   ending value of the hypothetical $1,000 purchase at the
                        end of the period, after taxes on fund distribution and redemption.

      Aggregate total return after taxes on distribution and redemption is calculated in a similar manner, except that the results are not annualized.

      The average annual rate of return for the Fund after taxes on distribution and redemption, for the periods ending June 30, 2005, are as follows:

One year          2.12%
Five Years       -7.55%
Ten Years         0.91%

                          ANTI-MONEY LAUNDERING PROGRAM

      The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                         PORTFOLIO HOLDINGS INFORMATION

      The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies ("Policy") that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the "Advisor's Policy" and together with the Policy, the "Policies"). Information about the Fund's portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Advisor and the Board considered the circumstances under which the Fund's portfolio holdings may be disclosed under the Policies, which would be for a legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosures. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund's shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Policies, the Trust's Chief Compliance Officer ("CCO"), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

      The Board exercises continuing oversight of the disclosure of the Fund's portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust's CCO, (2) by considering reports and recommendations by the Trust's CCO concerning any material compliance matters (as defined in Rule 38a-1 under 1940 Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in its sole discretion.

      Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. Portfolio holdings information posted on the Fund's website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund's website.

      In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust's CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Fund's Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

      In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the Trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund's website may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

      In no event shall the Advisor, its affiliates or employees or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

      There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

      Other then the required filings with the Securities and Exchange Commission and to the shareholders, the Fund does not release its portfolio holdings to any entity for any period not covered by a filing.

                                 CODE OF ETHICS

      The Fund, its Adviser, and Principal Underwrite have all adopted Codes of Ethics (the "Codes") pursuant to rule 17j-1 of the Investment Company Act of 1940. Each of the Codes does permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. There are controls in place to ensure that the Fund is not harmed by any potential security holdings of individuals.

                               PROXY VOTING POLICY

      The Board has adopted Proxy Voting Policies and Procedures ("Proxy Policies") on behalf of the Fund that delegate the responsibility for voting proxies to the Advisor, subject to the Board's continuing oversight. The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

      The Advisor has adopted Proxy Voting Policies and Procedures that underscore the Advisor's concern that all proxies voting decisions be made in the best interests of the Fund's shareholders. The Advisor considers each proxy proposal individually and makes decisions on a case-by-case basis. At all times, however, the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

      Certain of the Advisor's proxy guidelines are summarized below:

      o     The Advisor opposes proposals to adopt cumulative voting rights.

      o The Advisor votes for the election of auditors proposed by management.

Where a proxy proposal raises a material conflict between the Advisor's interests and the Fund's interests, the Advisor will resolve the conflict as follows:

      o To the extent that the Advisor has little or no discretion to deviate from its guidelines on the proposal in question, the Advisor shall vote in accordance with such pre-determined guideline.

      o To the extent the Advisor is making a case-by-case determination under its proxy voting guidelines, the Advisor will disclose the conflict to the Board and obtain the Board's consent to vote or direct the matter to an independent third party, requested in writing by the Board, for a vote determination. If the Board's consent or the independent third party's determination is not received in a timely manner, the Advisor will abstain from voting the proxy.

The Trust is required to file new Form N-PX, with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free (800) 637-3901, and on the SEC's website at www.sec.gov.

                               GENERAL INFORMATION

      The Fund is not aware of any individual or company that would be considered a "control person" as defined be the United States Securities and Exchange Commission nor is there any shareholder that owns 5% or greater of the Fund.

      Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

      Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215 acts as Custodian of the securities and other assets of the Fund. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204, acts as the Fund's Transfer Agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

      Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, PA 19103, are the independent auditors for the Fund.

      Thompsun Coburn LLP, One US Bank Plaza, St. Louis, MO 63101 is legal counsel to the Fund.

      The authorized capital of the Fund consists of 100,000,000 shares of common stock, par value $.001 each. Currently, all Fund shares are of the same class with equal voting rights. The Board of Directors has the authority to issue additional class of shares if deemed desirable. Fund shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event the holders of the remaining shares so voting will not be able to elect any directors. Shares of the Fund have equal rights with respect to dividends, assets and liquidation. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights.

      As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders except when required by the Investment Company Act of 1940. The Fund has undertaken that, (i) if required to do so by the holders of at least 10% of the Fund's then outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the removal of any director, and
(ii)( it will assist in the communication with Fund shareholders, to the extent required by Section 16(c) of the Investment Company Act of 1940.

      The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel subject to these Code to invest in securities that may be purchased or held by the Funds.

                              FINANCIAL STATEMENTS

      The Fund's annual report to shareholders for its fiscal year ended June 30, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                                    APPENDIX
                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Prime-1-Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2-Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

      A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                                                                   EXHIBIT 17(f)



                                       [LOGO]
                                      THE
                                   MATTERHORN
                                     GROWTH
                                   FUND, INC.
================================================================================

                                 ANNUAL REPORT






























================================================================================
                               For the Year Ended
                                 June 30, 2005

                                     [LOGO]
                                       THE
                                   MATTERHORN
                                     GROWTH
                                   FUND, INC.




The Matterhorn Growth Fund, Inc.


Dear Shareholder,

The past twelve months have been marked by two distinct chapters. For most of the first half, the market, as various uncertainties played out, moved up. However, in the last six months, the equity market has traded in a very narrow range. For the year ended June 30, 2005, the Matterhorn Growth Fund was up 3.46% while the S&P 500 was up 6.2%, with all those gains occurring in the first six months.

The trendless nature of the equity market for the last six months can be attributed to a fear that the economic expansion is in jeopardy. While some uncertainties have played out, others continue to grow. The Federal Reserve continued to move short-term rates up 1/2 point after each meeting. The housing market continues to exhibit rich valuation. The question remains at what point does housing come back to reality? In addition, the price of oil continued its rise creating a rise in input costs and rising headline inflation.

At some point the Federal Reserve will stop raising rates. Their intent is to move short-term rates from the very accommodative level of last year to a more "neutral" level as it pertains to economic stimulus. Additionally, while the economic data is mixed, the economy is still expanding moderately and corporate profits are solid. While the equity market can continue to be range bound for some period of time, ultimately we need continued growth in the economy and corporate profits to move equity prices higher.

During the year, we were active buyers and sellers of stocks as the market moved up. However, the recent sideways move in the market has dampened our trading activity. Our approach continues to be one where the search for cheap valuation is paramount. Recently we identified two new opportunities in Estee Lauder and Perkin Elmer. Our largest holdings as of June 30th include Royal Dutch, Raytheon and American International Group.

Sincerely yours,

/S/ GREGORY A. CHURCH
- ---------------------
Gregory A. Church
Portfolio Manager




- ------
The opinions expressed above are those of the fund manager, are subject to change, and any forecasts made cannot be guaranteed.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Bainbridge Securities, Inc., distributor. (6/05)

                  THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
SECTOR ALLOCATION at June 30, 2005
- ------------------------------------------------------------------------------

              Capital Goods                           15.1%
              Consumer Cyclical                       24.6%
              Energy                                  11.6%
              Financials                              18.0%
              Health Care                              6.3%
              Industrials                              7.5%
              Information Technology                  10.2%
              Materials                                1.9%
              Telecommunication Services               2.3%
              Cash*                                    2.5%






* Cash equivalents and other assets less liabilities.

                   THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
EXPENSE EXAMPLE For the Year Ended June 30, 2005
- ------------------------------------------------------------------------------


         As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/04 - 6/30/05).

- ------------------------------------------------------------------------------
ACTUAL EXPENSES
- ------------------------------------------------------------------------------

         The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Unified Fund Services, Inc., the Fund's transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund's transfer agent charges a $15.00 fee. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These examples are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
EXPENSE EXAMPLE For the Year June 30, 2005
- ------------------------------------------------------------------------------


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

         The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, if charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning         Ending               Expenses Paid
                        Account          Account            During the Period
                      Value 7/1/04     Value 6/30/05        7/1/04 - 6/30/05*
Actual                  $1,000            $1,035                $32.91
Hypothetical
  (5% annual return
before expenses)        $1,000            $1,050                $33.39

- ------
* Expenses are equal to the Fund's annualized expense ratio of 3.18% multiplied by the average account value over the period.

                        THE MATTERHORN GROWTH FUND, INC.
                       Value of $10,000 vs S&P 500 Index


  Annual Average Total Return
  Period Ended June 30, 2005*
1 Year ................   3.46%
5 Year ................  (9.09%)
10 Year ...............   2.01%
Since Inception .......   6.84


                                              TOTAL               S&P
                                              VALUE               500

                        9/27/88              10000.00           10000.00
                        6/30/89              12279.41           11853.43
                        6/30/90              13799.02           13346.01
                        6/30/91              14215.69           13835.83
                        6/30/92              15441.18           15214.34
                        6/30/93              19901.61           16791.53
                        6/30/94              21016.54           16561.17
                        6/30/95              25085.45           20306.79
                        6/30/96              27996.13           24999.25
                        6/30/97              30977.27           32995.60
                        6/30/98              34501.96           42266.46
                        6/30/99              41783.02           51170.58
                        6/30/00              40705.41           44789.77
                        6/30/01              31795.00           38147.45
                        6/30/02              22854.24           31284.72
                        6/30/03              26140.37           51119.85
                        6/30/04              29595.50           60887.86
                        6/30/05              30618.22           64737.49





Past performance is not predictive of future performance.

* The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
     The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.
     The S&P 500 Index is unmanaged and returns include reinvested dividends.




                  THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS at June 30, 2005
- --------------------------------------------------------------------------------

SHARES                                                                   VALUE
- --------------------------------------------------------------------------------
COMMON STOCKS: 93.4%
AEROSPACE/DEFENSE: 6.7%
7,000      Raytheon Co.                                                $ 273,840
                                                                       ---------

CHEMICALS: 4.3%
4,000      Dow Chemical Co. (The)                                        178,120
                                                                       ---------

DRUGS & PHARMACEUTICALS: 4.0%
6,000      Pfizer, Inc.                                                  165,480
                                                                       ---------

DIVERSIFIED TECHNOLOGY: 2.8%
5,000      Agilent Technologies, Inc.*                                   115,100
                                                                       ---------


ELECTRONIC COMPONENTS: 4.1%
6,000      Texas Instruments, Inc.                                       168,420
                                                                       ---------


FINANCIAL SERVICES: 12.4%
4,000      Citigroup, Inc.                                               184,920
5,000      JPMorgan Chase & Co.                                          176,600
2,750      PNC Financial Services Group, Inc.                            149,765
                                                                       ---------
                                                                         511,285
                                                                       ---------

INSURANCE - MULTILINE: 5.6%
4,000      American International Group, Inc.                            232,400
                                                                       ---------

MEDIA/ENTERTAINMENT: 16.5%
12,348     Directv Group (The), Inc.*                                    191,394
                                                                       ---------

5,000      Disney (Walt) Co.                                             125,900
2,500      Gannett Co., Inc.                                             177,825
11,000     Time Warner, Inc.*                                            183,810
                                                                       ---------
                                                                         678,929
                                                                       ---------
METALS & MINING: 1.9%
3,000      Alcoa, Inc.                                                    78,390
                                                                       ---------

OIL & GAS: 7.9%
5,000      Royal Dutch Petroleum Co. ADR                                 324,500
                                                                       ---------






SHARES                                                                   VALUE
- --------------------------------------------------------------------------------
OIL SERVICES: 3.7%
3,000      Baker Hughes, Inc.                                          $ 153,480
                                                                       ---------

PERSONAL PRODUCTS: 3.8%
4,000      Estee Lauder Companies, Inc.                                  156,520
                                                                       ---------

PRINTING & PUBLISHING: 4.3%
5,000      Tribune Co.                                                   175,900
                                                                       ---------

RAILROADS: 4.7%
3,000      Union Pacific Corp.                                           194,400
                                                                       ---------

SEMICONDUCTOR: 2.1%
10,000     LSI Logic Corp.*                                               84,900
                                                                       ---------

TECHNOLOGY - SCIENTIFIC INSTRUMENTS: 2.3%
5,000      PerkinElmer, Inc.                                              94,500
                                                                       ---------

TELECOMMUNICATIONS - EQUIPMENT:  4.0%
10,000     Corning, Inc.*                                                166,200
                                                                       ---------

TELECOMMUNICATIONS - SERVICES: 2.3%
4,000      SBC Communications, Inc.                                       95,000
                                                                       ---------

TOTAL COMMON STOCKS
(cost $3,854,412)                                                     $3,847,364
                                                                      ----------

WARRANTS: 0.0%
TECHNOLOGY - PROCESSING SYSTEMS: 0.0%
471        Lucent Technologies, Inc. Wts., Exp. 12/10/07*                    363
                                                                       ---------

TOTAL WARRANTS
(cost $782)                                                           $      363
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
(cost $3,855,194): 93.4%                                              $3,847,727
Other Assets less Liabilities: 6.6%                                      269,815
                                                                      ----------

NET ASSETS: 100.0%                                                    $4,117,542
                                                                      ==========

- ------
* Non-income producing security.
ADR - American Depositary Receipt






See accompanying Notes to Financial Statements.
8



                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES at June 30, 2005
- --------------------------------------------------------------------------------

ASSETS
        Investments in securities, at value (cost $3,855,194) ...   $ 3,847,727
        Cash ....................................................       101,046
        Receivables:
                Investments sold ................................       177,856
                Dividends .......................................         4,455
        Prepaid expenses ........................................        10,747
                                                                    -----------
        Total assets ............................................     4,141,831
                                                                    -----------

LIABILITIES
        Payables:
        Accrued expenses ........................................        24,289
                                                                    -----------
                Total liabilities ...............................        24,289
                                                                    -----------

        NET ASSETS ..............................................   $ 4,117,542
                                                                    ===========

        NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
          ($4,117,542/860,132 shares outstanding; 100,000,000
          shares authorized, par value $.001) ...................   $      4.79
                                                                    ===========

        COMPONENTS OF NET ASSETS
        Paid-in capital .........................................   $ 4,682,626
        Accumulated net realized loss on investments ............      (557,617)
        Net unrealized depreciation on investments ..............        (7,467)
                                                                    -----------
                Net assets ......................................   $ 4,117,542
                                                                    ===========









See accompanying Notes to Financial Statements.
                                                                               9


                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended June 30, 2005
- --------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends ...................................................     $  76,286
                                                                      ---------
  Expenses
    Advisory fees ...............................................        42,989
    Transfer agent fees .........................................        36,000
    Administration fees .........................................        22,500
    Fund accounting fees ........................................        20,400
    Insurance expense ...........................................        17,463
    Reports to shareholders .....................................        11,596
    Distribution fees ...........................................        10,747
    Audit fees ..................................................         6,481
    Legal fees ..................................................         5,146
    Custody fees ................................................         4,492
    Director fees ...............................................         3,885
    Registration expense ........................................         1,273
    Miscellaneous ...............................................         9,189
                                                                      ---------
    Total expenses before fee waivers
        and custodian credits ...................................       192,161
    Fees waived .................................................       (53,736)
    Fees reduced by custodian credits ...........................        (1,734)
                                                                      ---------
    Total expenses after fee waivers and
        custodian credits .......................................       136,691
                                                                      ---------
        NET INVESTMENT LOSS .....................................       (60,405)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments ..............................       228,863
  Net change in unrealized appreciation on investments ..........       (34,641)
                                                                      ---------
    Net realized and unrealized gain on investments .............       194,222
                                                                      ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......     $ 133,817
                                                                      =========




See accompanying Notes to Financial Statements.
10


                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
- --------------------------------------------------------------------------------
                                                          YEAR          YEAR
                                                          ENDED         ENDED
                                                         JUNE 30,      JUNE 30,
                                                          2005           2004
- --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ............................   $   (60,405)   $   (82,509)
  Net realized gain on investments ...............       228,863        116,225
  Net change in unrealized appreciation
    (depreciation) on investments ................       (34,641)       528,281
                                                     -----------    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ......................       133,817        561,997
                                                     -----------    -----------

CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from
    net change in outstanding shares (a) .........      (579,258)      (391,100)
                                                     -----------    -----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS ....      (445,441)       170,897

NET ASSETS
  Beginning of year ..............................     4,562,983      4,392,086
                                                     -----------    -----------
  END OF YEAR ....................................   $ 4,117,542    $ 4,562,983
                                                     ===========    ===========

(a) A summary of capital share transactions is as follows:

                                      YEAR ENDED                YEAR ENDED
                                     JUNE 30, 2005             JUNE 30, 2004
                                 ---------------------     ---------------------
                                   Shares      Value         Shares      Value
                                   ------      -----         ------      -----
Shares sold .................      25,944    $ 121,059       32,281    $ 141,330
Shares issued in reinvestment
  of distributions ..........        --           --           --           --
Shares redeemed .............    (151,040)    (700,317)    (120,324)    (532,430)
Net decrease ................    (125,096)   $(579,258)     (88,043)   $(391,100)





See accompanying Notes to Financial Statements.
                                                                              11


                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
- --------------------------------------------------------------------------------


                                                           YEAR ENDED JUNE 30,
                                     --------------------------------------------------------
                                        2005       2004        2003        2002        2001
- ---------------------------------------------------------------------------------------------
Net asset value, beginning of year   $    4.63  $    4.09  $    4.33  $     6.37  $     8.70
                                     ---------  ---------  ---------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............       (0.07)     (0.08)     (0.10)      (0.14)      (0.15)
Net realized and unrealized gain
  (loss) on investments ..........        0.23       0.62      (0.14)      (1.57)      (1.70)
                                     ---------  ---------  ---------  ----------  ----------
Total from investment operations .        0.16       0.54      (0.24)      (1.71)      (1.85)
                                     ---------  ---------  ---------  ----------  ----------

LESS DISTRIBUTIONS:
From net realized gain ...........     --         --         --            (0.33)      (0.48)
                                     ---------  ---------  ---------  ----------  ----------
Net asset value, end of year .....   $    4.79  $    4.63  $    4.09  $     4.33  $     6.37
                                     =========  =========  =========  ==========  ==========
Total return .....................        3.46%     13.20%     (5.54)%    (28.12)%    (21.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)   $    4.1   $    4.6   $    4.4   $     5.1   $     7.5

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding interest)
  (before fee waiver
  and custodian credits) .........        4.47%      4.11%      5.81%       3.97%       3.48%
Expenses (excluding interest)
  (after fee waiver
and custodian credits) ...........        3.18%      3.21%      4.50%       3.97%       3.48%
Net investment loss (before
fee waiver and custodian credits)        (2.70)%    (2.72)%    (3.93)%     (2.42)%     (2.03)%
Net investment loss (after
fee waiver and custodian credits)        (1.41)%    (1.82)%    (2.62)%     (2.42)%     (2.03)%
Portfolio turnover rate ..........       37.41%     65.16%     28.41%     141.27%     122.47%





See accompanying Notes to Financial Statements.
12

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
- ------------------------------------------------------------------------------


NOTE 1 - ORGANIZATION

         The Matterhorn Growth Fund, Inc. (the "Fund") was incorporated in the state of Maryland on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

         A. SECURITY VALUATION. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales, at the mean between the last bid and asked prices, and at the closing bid price for other securities traded in the over-the-counter market. If no bid is quoted on such day, the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued by, or under, direction of the Board of Directors in such a manner as the Board of Directors, or its delegate, in good faith deem appro- priate to reflect their fair value. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis.

         B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. It is the Fund's policy to take possession of securities as collateral under repur- chase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

         C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. At June 30, 2005, the Fund has a capital loss carryforward of $523,246 which expires in 2012, available to offset future gains, if any.

         D. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
- ------------------------------------------------------------------------------

         E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial state- ments. Actual results could differ from those estimates.

         F. RECLASSIFICATION OF CAPITAL ACCOUNTS. Accounting principals generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2005, the Matterhorn Growth Fund, Inc. decreased paid-in-capital and accumulated net investment loss by $60,405.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

         A. INVESTMENT ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), with whom certain officers and directors are affiliated, the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The Fund is responsible for its own operating expenses. The Adviser has voluntarily waived all of its advisory and distribution fees for the year ended June 30, 2005. Any fee voluntarily reduced by the Adviser shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third fiscal year following the year to which the fee waiver relates. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimburse- ment is also contingent upon the Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended June 30, 2005, the adviser waived $42,989 of its advisory fees. As of June 30, 2005, the cumu- lative advisory fees waived is $125,122, of which $51,560 may be recouped by June 30, 2006, $30,573 may be recovered by June 30, 2007, and $42,989 may be recovered by June 30, 2008.

         B. DISTRIBUTION AGREEMENTS. Bainbridge Securities Inc. ("Bainbridge") acts as distributor for shares of the Fund pursuant to a Distribution Agreement. Bainbridge is an affiliate of the Adviser. For the year ended June 30, 2005, Bainbridge received as commissions $5,420 from the Fund in connection with the purchases and sales of securities in the Fund's portfolio.

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
- ------------------------------------------------------------------------------

         C. DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge as compensation for its services rendered. Bainbridge has voluntarily waived $10,747 of the distribution fees for the year ended June 30, 2005.

         D. ADMINISTRATION AGREEMENT. Pursuant to an administration agreement with Beekman Place Financial (the "Administrator"), the Fund pays the Administrator a monthly fee for its services at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $22,500.

         E. OTHER. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and Distributor.

               Custodian fees have been reduced by credits allowed by the Fund's custodian for uninvested cash balances. The Fund could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended June 30, 2005 are shown separately in the Statement of Operations.

 NOTE 4 - INVESTMENT TRANSACTIONS

         The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended June 30, 2005 were $1,527,221 and $2,190,535 respectively.

 NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

         As of June 30, 2005 the components of distributable earnings/(deficit) on a tax basis were as follows:

       Cost of investments for tax purposes                   $ 3,889,565
                                                              ===========
       Gross tax unrealized appreciation                          375,968
       Gross tax unrealized depreciation                         (417,806)
                                                              -----------
       Net tax unrealized appreciation on investments             (41,838)
       Capital loss carryforward                                 (523,246)
                                                              -----------
                                                              $  (565,084)
                                                              ===========

         The difference between the book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.


                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
- --------------------------------------------------------------------------------


NOTE 5 - DIRECTORS AND OFFICER INFORMATION (UNAUDITED)
                                                              NUMBER OF
                                                              PORTFOLIOS
                                                              IN FUND
                                             PRINCIPAL        COMPLEX
                                            OCCUPATION(S)     OVERSEEN    OTHER
NAME, ADDRESS      POSITION(S)      YEAR     DURING THE        BY         DIRECTORSHIPS
AND AGE              HELD         ELECTED(1) PAST 5 YEARS      DIRECTOR   HELD

"NON-INTERESTED" DIRECTORS

Kevin M. Covert      Director     1995     Assistant General      One
301 Oxford                                 Counsel-Employee
Valley Road                                Benefits, Honeywell
Suite 802B                                 International Inc.
Yardly, PA 19067                           since November
(44)                                       1998 to Present;
                                           Partner, Kulzer &
                                           DiPadova, P.A.
                                           (law firm) from
                                           1984 to November
                                           1998.

Gerald Printz        Director     1995     President              One
301 Oxford                                 AMSADOR, Ltd.
Valley Road                                (computer security
Suite 802B                                 and disaster
Yardly, PA 19067                           recovery
(46)                                       planning
                                           consultant),
                                           since 1995.

Richard E.          Director      1999     Chief Executive       One
Pfeiffer, Jr.                              officer of REPTEX,
301 Oxford Inc.,                           owner/operator
Valley Road                                of multiple automo-
Suite 802B                                 bile repair facilities
Yardly, PA 19067                           since 1977;
(46)                                       President of C.O.P.
                                           Enterprise (real estate apartment
                                           rental business) since 1998.








16




                        THE MATTERHORN GROWTH FUND, INC.
- --------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
- --------------------------------------------------------------------------------


NOTE 5 - DIRECTORS AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

                                                              NUMBER OF
                                                              PORTFOLIOS
                                                              IN FUND
                                             PRINCIPAL        COMPLEX
                                            OCCUPATION(S)     OVERSEEN    OTHER
NAME, ADDRESS      POSITION(S)      YEAR     DURING THE        BY         DIRECTORSHIPS
AND AGE              HELD         ELECTED(1) PAST 5 YEARS      DIRECTOR   HELD
                                                              NUMBER OF
                                                              PORTFOLIOS
                                                              IN FUND

"INTERESTED" DIRECTORS AND OTHER OFFICERS  (2)

Gregory A.           President,   1995     President,         One
Church               Secretary,            Church Capital
301 Oxford           Treasurer             Management, Inc.
Valley Road          and Director          (formerly Church
Suite 802B                                 Capital Management,
Yardly, PA 19067                           Inc. and G.A.
(46)                                       Church & Company)
                                           (registered invest-
                                           ment advisers)
                                           since June 1987;
                                           Chairman,
                                           Bainbridge
                                           Securities Inc.
                                           (registered broker-
                                           dealer) since
                                           October 1994.

- ------
1    Directors and officers of the Fund serve until their resignation, removal or retirement.
2    "Interested persons" within the meaning as defined in the 1940 Act.


         Further information regarding the Fund's Board of Directors may be found in the Fund's Statement of Additional Information.

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
- ------------------------------------------------------------------------------


INFORMATION ABOUT THE PORTFOLIO HOLDINGS - (Unaudited)

         Matterhorn Growth Fund, Inc. files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling (800) 637-9301. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.


INFORMATION ABOUT PROXY VOTING - (Unaudited)

         Information regarding how Matterhorn Growth Fund, Inc. votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (866) 637-9301 or by accessing the SEC's website at www.sec.gov.

         Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2005 is available by calling
(866) 637-9301 or by accessing the SEC's website at www.sec.gov.

                        THE MATTERHORN GROWTH FUND, INC.
- ------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
- ------------------------------------------------------------------------------


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE MATTERHORN GROWTH FUND, INC.

         We have audited the accompanying statement of assets and liabilities of The Matterhorn Growth Fund, Inc. (the "Fund"), including the schedule of investments as of June 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




                                                     TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
JULY 18, 2005

================================================================================





                               Investment Adviser
                    MATTERHORN ASSET MANAGEMENT CORPORATION
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067

                                   Distributor
                           BAINBRIDGE SECURITIES INC.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                                    Custodian
                          THE HUNTINGTON NATIONAL BANK
                         Easton Business Service Center
                              7 Easton Oval EA4E72
                              Columbus, Ohio 43219

                                 Transfer Agent
                           UNIFIED FUND SERVICES, INC.
                          431 North Pennsylvania Street
                          Indianapolis, Indiana 46204



================================================================================


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                                                   EXHIBIT 17(g)



                        THE MATTERHORN GROWTH FUND, INC.
                         Special Meeting of Shareholders
                                December 9, 2005


The undersigned hereby appoints Jerome Walther and Ted Bradpiece (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and re-substitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Matterhorn Growth Fund, Inc. ("Matterhorn") to be held at the offices of Matterhorn, 301 Oxford Valley Rd., Suite 802B, Yardley, PA 19067 on December 9, 2005 and at any adjournment(s) thereof (the "Special Meeting"). The proxies will cast votes according to the number of shares of Matterhorn which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement/Prospectus dated November 17, 2005.

This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

                        THE MATTERHORN GROWTH FUND, INC.

Vote on Proposal

1. To approve an Agreement and Plan of Reorganization by and between The Matterhorn Growth Fund, Inc. and The World Funds, Inc., which provides for: (a) the transfer of all of the assets and known liabilities of Matterhorn to the CSI Equity Fund, a series of shares of The World Funds, Inc., in exchange for Class A Shares of the CSI Equity Fund; (b) the distribution of such Class A Shares of the CSI Equity Fund to the shareholders of Matterhorn in connection with its liquidation; and (c) the dissolution under state law and the de-registration under the Investment Company Act of 1940, as amended of Matterhorn.

      FOR   |_|                AGAINST....|_|           ABSTAIN....|_|


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.



---------------------------------     ---------------------------------
           Signature                      Signature (Joint Owners)
Date:                                 Date:
----------------------------          ------------------------------
Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as granting authority to vote "FOR" the proposal.


Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE MATTERHORN GROWTH FUND, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.